UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number 811-05309

Nuveen Investment Funds, Inc.

(Exact name of registrant as specified in charter)

Nuveen Investments

333 West Wacker Drive, Chicago, IL 60606

(Address of principal executive offices) (Zip code)

Kevin J. McCarthy

Nuveen Investments

333 West Wacker Drive

Chicago, IL 60606

(Name and address of agent for service)

Registrant’s telephone number, including area code: (312) 917-7700

Date of fiscal year end: December 31

Date of reporting period: December 31, 2015

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policy making roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 450 Fifth Street, NW, Washington, DC 20549-0609. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. ss.3507.

ITEM 1. REPORTS TO STOCKHOLDERS.

Mutual Funds

Nuveen Equity Funds

Annual Report December 31, 2015

Share Class / Ticker Symbol
Fund Name	Class A	Class C	Class R3	Class R6	Class I

Nuveen Global Infrastructure Fund	FGIAX	FGNCX	FGNRX	—	FGIYX
Nuveen Real Asset Income Fund	NRIAX	NRICX	—	—	NRIIX
Nuveen Real Estate Securities Fund	FREAX	FRLCX	FRSSX	FREGX	FARCX

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Table

of Contents

Nuveen Investments	3

Chairman’s Letter

to Shareholders

Dear Shareholders,

For better or for worse, the financial markets spent most of the past year waiting for the U.S. Federal Reserve (Fed) to end its accommodative monetary policy. The policy has propped up stock and bond markets since the Great Recession, but the question remains: how will markets behave without its influence? This uncertainty was a considerable source of volatility for stock and bond prices for much of 2015, despite the Fed carefully conveying its intention to raise rates slowly and only when the economy shows evidence of readiness.

As was widely expected, the long-awaited Fed rate hike materialized in mid-December. While the move was interpreted as a vote of confidence on the U.S. economy’s underlying strength, the Fed emphasized that future rate increases will be gradual and guided by its ongoing assessment of financial conditions. Headwinds including rising borrowing costs, softer commodity prices, low inflation, a strong U.S. dollar and a stagnant global economy could necessitate keeping monetary conditions accommodative for longer. Meanwhile, policy makers in Europe and Japan are deploying their available tools to try to bolster their economies’ fragile growth, while Chinese authorities have stepped up efforts to manage China’s slowdown.

Although the new year began with a more pessimistic tone to investor sentiment and elevated volatility in the markets, we caution investors from making long-term decisions based on short-term news. In times like these, you can look to a professional investment manager with the experience and discipline to maintain the proper perspective on short-term events. And if the daily headlines do concern you, I encourage you to reach out to your financial advisor. Your financial advisor can help you evaluate your investment strategies in light of current events, your time horizon and risk tolerance.

On behalf of the other members of the Nuveen Fund Board, we look forward to continuing to earn your trust in the months and years ahead.

Sincerely,

William J. Schneider

Chairman of the Board

February 22, 2016

4	Nuveen Investments

Portfolio Managers’

Comments

Nuveen Global Infrastructure Fund

Nuveen Real Asset Income Fund

Nuveen Real Estate Securities Fund

These Funds feature portfolio management by Nuveen Asset Management, LLC, an affiliate of Nuveen Investments, Inc. For the Nuveen Global Infrastructure Fund, Jay L. Rosenberg has been the lead portfolio manager since its inception in 2007 and Tryg T. Sarsland has been the co-portfolio manager since 2012. For the Nuveen Real Asset Income Fund, Jay L. Rosenberg has been the lead portfolio manager and Jeffrey T. Schmitz, CFA, has been a co-manager since the Fund’s inception in 2011. Effective April 30, 2015, Brenda A. Langenfeld, CFA, and Tryg T. Sarsland were added as co-managers. For the Nuveen Real Estate Securities Fund, Jay L. Rosenberg has served as a portfolio manager since he joined the Fund’s management team in 2005, while Scott C. Sedlak joined the team as a co-portfolio manager in 2011. Effective April 30, 2015, John G. Wenker is no longer a co-manager of the three Funds, but continues to lead the Real Assets Team at Nuveen Asset Management.

On the following pages, the portfolio management teams for the Funds discuss economic and market conditions, key investment strategies and the Funds’ performance for the twelve-month reporting period ended December 31, 2015.

What factors affected the U.S. economy and financial markets during the twelve-month reporting period ended December 31, 2015?

The U.S. economy grew at an overall moderate pace during the twelve-month reporting period. Harsh winter weather and a West coast port strike weighed on growth in the first quarter of 2015, but those factors proved temporary. Rebounding economic activity in the second quarter was followed by a mediocre advance in the latter half of the year. Real gross domestic product (GDP), which is the value of the goods and services produced by the nation’s economy less the value of the goods and services used up in production, adjusted for price changes, increased at an annual rate of 0.7% in the fourth quarter of 2015, as reported by the “advance” estimate of the Bureau of Economic Analysis, down from 2.0% in the third quarter.

The labor and housing markets were among the bright spots in the economy during the reporting period, as both showed steady improvement. As reported by the Bureau of Labor Statistics, the unemployment rate fell to 5.0% in December from 5.7% in January 2015, and job gains averaged slightly above 200,000 per month for the past twelve months. The S&P/Case-Shiller U.S. National Home Price Index, which covers all nine U.S. census divisions, recorded a 5.1% annual gain in November 2015 (most recent data available at the time this report was prepared). The 10-City and 20-City Composites reported year-over-year increases of 5.3% and 5.8%, respectively.

With GDP growth averaging around 2% for the previous four quarters, the U.S. economic recovery continued to underwhelm. Consumers, whose purchases comprise the largest component of the U.S. economy, benefited from lower gasoline prices and an improving jobs market but didn’t necessarily spend more. Pessimism about the economy’s future and lackluster wage growth likely contributed to consumers’ somewhat muted spending. The sharp decline in energy prices and tepid wage growth kept inflation subdued during this reporting period. The Consumer Price Index CPI declined 0.1% in December on a seasonally adjusted basis, as reported by the U.S. Bureau of Labor Statistics. The core CPI (which excludes food and energy) increased 0.1% during the same period, below the Fed’s unofficial longer term inflation objective of 2.0%.

Certain statements in this report are forward-looking statements. Discussions of specific investments are for illustration only and are not intended as recommendations of individual investments. The forward-looking statements and other views expressed herein are those of the portfolio managers as of the date of this report. Actual future results or occurrences may differ significantly from those anticipated in any forward-looking statements and the views expressed herein are subject to change at any time, due to numerous market and other factors. The Funds disclaim any obligation to update publicly or revise any forward-looking statements or views expressed herein.

Refer to the Glossary of Terms Used in this Report for further definition of the terms used within this section.

Nuveen Investments	5

Portfolio Managers’ Comments (continued)

Business investment was also rather restrained. Corporate earnings growth slowed during 2015, reflecting an array of factors ranging from weakening demand amid sluggish U.S. and global growth to the impact of falling commodity prices and a strong U.S. dollar. Energy, materials and industrials companies were hit particularly hard by the downturn in natural resource prices, as well as the expectation of rising interest rates, which would make their debts more costly to service. With demand waning, companies, especially in the health care and technology sectors, looked to consolidations with rivals as a way to boost revenues. Merger and acquisition deals, both in the U.S. and globally, reached record levels in the calendar year 2015.

Although the current expansion continued to look subpar relative to past recoveries, the U.S. Federal Reserve (Fed) believed the economy was strong enough to begin the withdrawal of its stimulus policies. After winding down its bond buying program, known as quantitative easing, in October 2014, the Fed began telegraphing its intention to raise the target federal funds rate some time in 2015. The Fed had held the fed funds rate near zero since December 2008. However, the timing of its first rate hike was uncertain, particularly as the inflation rate stayed stubbornly low and signs of global economic weakness, notably from China, merited caution. After delaying the rate change at each prior meeting in 2015, the Fed announced in December 2015 that it would raise its main policy interest rate by 0.25%. The news had a relatively muted impact on the financial markets, as the move was widely expected.

Meanwhile, a number of issues weighed on economies across the globe including geopolitical turmoil, weak growth overseas and sharply falling oil prices, which were caused by the faltering global economy, a global supply glut and the Organization of the Petroleum Exporting Countries (OPEC’s) decision to maintain its production levels. Falling oil prices propelled significant appreciation in the U.S. dollar, which hit a multi-year high versus a basket of other major currencies, supported by the confident Fed and weaker data coming out of Europe, Japan and China. In an effort to improve their economic growth, countries across the globe maintained extraordinarily accommodative monetary policies. The European Central Bank (ECB) launched a massive quantitative easing program via a government bond-buying program that pumped more than 1 trillion euros into the weak eurozone economy, while other central banks around the world enacted more than 30 policy easing actions during the first few months of 2015.

Political drama also dominated the news, including the escalating tensions over Greece’s debt issues and aggressive policy intervention by the Chinese government to deflate the country’s stock market bubble. In late June, Greece took front and center in world market headlines with defaults on its payments to the International Monetary Fund and threats of a potential exit from the European Monetary Union (EMU). However, by mid-July, Greece had agreed to austerity measures in return for more bailout funds. Meanwhile, after skyrocketing for nearly a year, China’s stock market suddenly shifted gears in June and embarked on a massive sell-off that quickly spilled over to the rest of the world. Investors pulled money out of Chinese stocks despite efforts by China’s government to stem the tide, including further rate cuts, a 1 trillion yuan bond for infrastructure build-out, new regulations surrounding equity purchases and redemptions and the unexpected devaluation of the yuan currency in mid-August. A number of factors helped fuel the sell-off, including weak Chinese economic data and falling commodity prices.

As the reporting period progressed, the U.S. economy continued to show resilience, but China remained a key area of focus with the country showing markedly slower manufacturing activity and uncertainty surrounding actual levels of consumption. Slower Chinese production and the ongoing weakness across emerging markets led to renewed volatility and weakness in commodity prices across the board. Oil prices sold off sharply into year-end to a decade-low level of below $36-per-barrel level for West Texas Intermediate crude in December.

In light of the uncertain backdrop, global volatility spiked across all asset classes during the reporting period. Oil and gas shares, other energy-related stocks and petrocurrencies were hit hard around the world due to dramatically falling commodity prices. In overseas stock markets, news of widespread monetary policy moves across the globe gave equities a boost through May; however, in the summer months, renewed fears over China and uncertainty about the Fed’s next move hit markets, spurring a massive global sell-off in August. Overall for the reporting period, international equity markets were collectively weaker than the U.S. market and ended with flat to negative returns. For example, the MSCI EAFE Index returned -0.39% for the reporting period. Emerging market stocks experienced even greater headwinds from the strong U.S. dollar, weak Chinese data, the commodity sell-off and Fed uncertainty, significantly underperforming developed market peers. As measured by the MSCI Emerging Markets Index, this segment ended the period with a -14.60% return.

In the U.S., equities experienced a correction in August, dipped again in late September, and then rose back to mid-2015 levels before selling off in the final days of the period. The S&P 500® Index ended up posting a return of 1.38% for the reporting period.

6	Nuveen Investments

However, the positive overall index results masked the more than 30% spread between the return of the best-performing sector, consumer discretionary, and the worst-performing sector, energy, which fell by more than 21%. Larger, more established companies outperformed riskier, smaller-cap stocks, which continued to be hampered by heightened risk aversion and the pending Fed rate tightening, which will remove liquidity from the market. The small-cap segment produced a -4.41% return as measured by the Russell 2000® Index versus a 0.92% return for the large-cap Russell 1000® Index. Across the capitalization spectrum, growth stocks significantly outperformed value stocks.

Nuveen Global Infrastructure Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and since inception periods ended December 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the S&P Global Infrastructure Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide capital appreciation and income potential by investing primarily in equity securities issued by U.S. and non-U.S. companies that typically derive the majority of their value from owned or operated infrastructure assets. During the reporting period, our strategy for managing the Fund remained consistent as we focused on buying global infrastructure companies that own and operate long life assets that have visible cash flows, strong balance sheets, manageable amounts of leverage and inelastic demand characteristics. We believe these types of companies will have ongoing access to capital and the best chances for producing sustainable and growing cash flow. The Fund is structured using a number of core infrastructure companies that we believe should provide long-term outperformance versus the market, combined with more opportunistic holdings that we believe are undervalued by the market in the short term. We have exposure around the globe to a mixture of holdings that represent significant value, as well as positions in companies that may prove to be more stable in a slowly growing global economy.

During the twelve-month reporting period, the global infrastructure sector posted a -11.46% return as measured by the S&P Global Infrastructure Index, significantly below the broad U.S. equity market return of 1.38% as measured by the S&P 500® Index. The sector also fell short of the global markets (MSCI ACWI Index -1.68%) by almost 10%. The utility and energy sectors, both large components of the S&P Global Infrastructure Index, were responsible for the bulk of the downside as the decline in the price of oil put pressure on pipeline and master limited partnership (MLP) companies, while fear about potential interest rate increases hampered the utility names.

The Fund significantly outperformed its benchmark during the reporting period, benefiting from favorable results in the pipeline, technology infrastructure, electric utilities and water utilities sectors. The airport and alternative energy sectors were the only notable detractors versus the S&P Global Infrastructure Index during the reporting period.

Although the Fund has a sizeable underweight to pipelines relative to the benchmark, the sector still represented the second largest overall weight in its portfolio. Therefore, due to the dramatic sell-off in energy-related companies, the sector was the main reason for the Fund’s underperformance relative to broader equity indices. However, our stock selection within the group, as well as the lower-than-benchmark weight overall, contributed the most to the Fund’s relative outperformance versus the benchmark during the reporting period. In general, pipelines continued to be under pressure as the lower price of oil impacted the outlook for future growth in the space and hence share prices. While the continued underweight generally helped the Fund, an even larger portion of its outperformance came from positive selection effect. The Fund’s significant underweight in Kinder Morgan Inc., which persisted throughout the reporting period, was again the leading positive contributor. Kinder Morgan shares were under continued pressure from the declines in oil prices and the company’s nearly 75% dividend cut in December, which it made in order to conserve capital to service a significant debt load. The dividend cut led to even more concern about Kinder Morgan’s future growth opportunities and to further share price weakness.

Nuveen Investments	7

Portfolio Managers’ Comments (continued)

Technology infrastructure, a sector not represented in the benchmark, was also beneficial in terms of the Fund’s relative performance. Collectively, the holdings in our portfolio advanced strongly during the reporting period, far surpassing the infrastructure sector’s negative return. U.S.-based cellular tower and data center companies performed exceptionally well, which provided nearly all of the sector’s positive attribution. The cell tower space continued to enjoy strong fundamentals, given the seemingly insatiable demand for data on behalf of smart phone users, while data centers were supported by corporations needing to store data or provide cloud-computing capacity. These trends provided a boost to data center companies in an environment that has seen a significant increase in demand for space where there were previously some oversupply concerns.

Stock selection in electric utilities also benefited the Fund, mainly due to what we didn’t own in the sector. The Fund benefited from no exposure to benchmark constituents such as German companies E.ON SE and RWE Group as well as a significant underweight to U.S. firm Exelon Corporation. Generally speaking, our exposure in this sector is focused on regulated utilities rather than integrated utilities that have substantial exposure to power generation. Integrated utilities remained under pressure for much of the reporting period due to weakness in commodity prices. Additionally, the German integrated names were negatively affected by weakened demand for energy in Europe’s tepid economic growth environment as well as a regulatory overhang because these companies are required to provide a significant amount of power from renewable sources. (As noted in the previous shareholder report, RWE was removed from the S&P Global Infrastructure Index during the reporting period.) At the same time, the Fund benefited from positions in a number of out-of-index U.S. utilities.

The water utilities sector was another contributor to the Fund’s relative outperformance versus the benchmark. In general, we believe this sector is underrepresented in the benchmark and our portfolio maintained a substantial overweight to the area throughout the reporting period. Given the essential service nature of this sector, water utilities held up much better during the global equity market decline. The two largest weights in our portfolio, American Water Works Company and United Utilities Group PLC, were responsible for most of the outperformance and are not represented in the benchmark. American Water Works, the largest regulated water company in the U.S., operates high quality assets and possesses a strong management team. The company has traded at a relative discount to competitors in the space, which has led us to be constructive on its valuation, while we also believe it has one of the highest potential growth rates in the sector. These attributes, combined with operations located in favorable regulatory jurisdictions, are the reasons for our strong conviction in the name. The market also seemed to recognize value in American Water Works as its shares advanced strongly in the midst of the broader market sell-off. Also, U.K.-based United Utilities contributed strongly to relative returns in the water utilities sector. We added significantly to this position during the reporting period because one of its competitors was rumored to be a takeover candidate and was performing very well. We anticipated the potential merger and acquisition activity would be a positive catalyst for U.K. companies in general, while we also believed United Utilities was trading at a very attractive valuation versus its peer group. Although the company still underperformed some of its peers, it solidly outperformed the benchmark return.

The Fund’s largest detractor was the result of an underweight position in the airport sector. Although global economic data was tepid, total freight rail volumes were down and the amounts of cargo passing through seaports was less than compelling, airports seemed much less affected as underlying fundamentals have remained quite good. Some of the underperformance was the Fund’s underweight to Mexican airports, which are significant benchmark constituents. The group was bolstered by robust traffic growth at Mexican airports and the expected acceleration in traffic growth for some airports that experienced depressed revenues after last year’s hurricane. At the same time, a favorable ruling from the Mexican Supreme Court regarding a shareholder dispute removed an overhang from the group. Also, an underweight position in Japan Airport Terminal Co. Ltd. detracted. The company, which manages the passenger terminal and airport facilities at Haneda Airport in Tokyo, has been a key beneficiary of the Japan’s increase in inbound tourism as well as the expansion of arrival and departure slots at the airport. Our position in Japan Airport Terminal is approximately half of the benchmark’s weight due to the stock’s modest liquidity and limited investor communication from the company’s management team. Finally, the Fund’s significant underweight to newcomer Aena SA, a Spanish airport company that came to market in 2015, was another detractor. We did participate in Aena’s IPO in February and the stock has performed very well; however, we believe it represents an overly large part of the benchmark as the biggest weight in the airport sector. Given the concentration of the company’s assets in a single geography and the lofty valuation it now trades at, we maintained an underweight in the stock and will likely continue to going forward.

Stock selection in the alternative energy sector was also a modest detractor. The sector represented just slightly more than 1% of the Fund, but has no representation in the benchmark. The holdings we own in the alternative energy space are yield companies, which

8	Nuveen Investments

are companies that have been created as subsidiaries of parent companies or conglomerates that segregate their renewable energy assets and list them as distinct entities. The future growth we expected to see in the space was to be from the parent company dropping down assets into the yield company, which would increase the size of its asset base and hence the earnings from operations. However, as the reporting period progressed, the marketplace began to question the short-term viability of the yield company model. As yield company stock prices fell, it became more expensive to fund those asset purchases and therefore the future growth as their cost of equity issuance continued to climb. Because this became a vicious cycle, we dramatically reduced the Fund’s exposure to the area. While the Fund’s total exposure to the area was quite small, it still had a noticeable negative impact because of the significant share price weakness across holdings.

Toward the end of the reporting period, we began to reduce the Fund’s underweight to pipelines, most of which occurred in late November through December. We are beginning to see value in select companies, given the precipitous fall in share prices resulting from a very weak oil market. We added only to high quality companies in the space that we believe can make it through a sustained period of low oil prices. By the end of the year, however, the Fund still had a nearly 3% underweight to the pipeline group. We also added just under 1% to MLPs, again focusing on quality within the space. We currently prefer to own MLPs that are unencumbered by incentive distribution rights agreements, which require a percentage of their cash flows to flow up to a general partner or parent company, and those that have low leverage ratios resulting in lower interest expense. We reduced the Fund’s weight to the technology infrastructure sector by nearly 2% based on relative strength. We reallocated the capital to areas where we believed there were better valuations, specifically in energy infrastructure and toll roads. Toll roads continue to perform well bolstered by strong underlying fundamentals, primarily traffic growth, which has led to higher revenues. Because we currently believe this trend will continue in 2016, we have narrowed the Fund’s previous toll road underweight and moved closer to a neutral position relative to the benchmark weight.

Nuveen Real Asset Income Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year and since inception periods ended December 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the new Real Asset Income Blend benchmark, the Barclays U.S. Corporate High Yield Bond Index and the Lipper classification average during the twelve-month reporting period. The Fund underperformed its old Real Asset Income Blend benchmark.

Effective December 31, 2015, the Real Asset Income Blend Index constituents were changed to the following: 28% S&P Global Infrastructure Index, 21% FTSE EPRA/NAREIT Developed Index, 18% Wells Fargo Hybrid & Preferred Securities REIT Index, 15% Barclays Global Capital Securities Index and 18% Barclays U.S. Corporate High Yield Bond Index. The benchmark change was made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new benchmark more accurately reflects the types of securities held by the Fund. There was no change to the Fund’s Barclays benchmark or its Lipper peer group.

Until December 31, 2015, the Real Asset Income Blend Index constituents were as follows: 33% S&P Global Infrastructure Index, 12% BofA/Merrill Lynch Preferred Fixed Rate Index, 15% MSCI U.S. REIT Index, 20% BofA/Merrill Lynch REIT Preferred Index and 20% Barclays U.S. Corporate High Yield Bond Index.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide a high level of current income and the potential for capital appreciation by investing in a global portfolio of infrastructure and commercial real estate related securities (i.e. real assets) across the capital markets. These securities include a combination of infrastructure and real estate common stock, infrastructure and real estate preferred stock, and infrastructure and real estate related debt. Our goal is to combine these securities into a portfolio that provides investors with an attractive level of income and dampens levels of risk versus the broader equity market. We continued to select securities using an investment process that

Nuveen Investments	9

Portfolio Managers’ Comments (continued)

screens for companies and assets across the real assets market that provide higher yields. From the group of securities providing significant yields, we focus on owning those companies and securities with the highest total return potential in the Fund. Our process places a premium on finding securities whose revenues come from tangible assets with long-term concessions, contracts or leases and are therefore capable of producing steady, predictable and recurring cash flows. The Fund’s management team employs a bottom-up, fundamental approach to security selection and portfolio construction. We look for stable companies that demonstrate consistent and growing cash flow, strong balance sheets and histories of being good stewards of shareholder capital.

With the backdrop of heightened volatility across global equity and fixed income markets, four of the five “real asset” categories represented in the new Real Asset Income Blend Index produced negative absolute returns during the twelve-month reporting period. Only the real estate investment trust (REIT) preferred segment boasted a positive return of 6.13%, as measured by the Wells Fargo Hybrid & Preferred Securities REIT Index. The global infrastructure sector, as measured by the S&P Global Infrastructure Index, was the worst performer on an absolute basis with a -11.46% return. The sector remained under significant downward pressure due to plunging oil prices throughout the reporting period, falling well below both the U.S. stock market and the global equity markets. In the high yield bond segment, spreads continued to widen during the reporting period’s increasingly “risk-off” environment due to the sustained downward movement in the price of oil and the flight to quality that ensued. The overall high yield market, as measured by the Barclays U.S. Corporate High Yield Bond Index, produced a -4.47% return during the reporting period. The public commercial REIT sector produced a return of -0.79% (FTSE EPRA/NAREIT Developed Index) mostly due to elevated levels of volatility in the real estate market earlier in the year as a result of higher interest rates and fears they would continue to rise in the second half of the year. Meanwhile, the infrastructure preferred segment, as measured by the Barclays Global Capital Securities Index, returned -2.85% during the reporting period.

The Fund continued to generate a consistent gross yield that remained well above our overall yield hurdle, while producing a total return ahead of its new Real Asset Income Blend Index. We attempt to add value versus the benchmark in two ways: by re-allocating money among five main security types when we see pockets of value at differing times and, more importantly, through individual security selection. The Fund’s outperformance relative to the blended benchmark was driven by the infrastructure common equity and high yield debt segments, while results in the other three segments, REIT common equity, REIT preferred and infrastructure preferred, detracted modestly on a relative basis.

The bulk of the Fund’s outperformance of its blended benchmark was driven by strong security selection in the infrastructure common equity space. As noted above, this asset class posted sharply negative returns and significantly underperformed broader global equity indices. While the global infrastructure equity benchmark was down more than 11% during the reporting period, the Fund’s infrastructure equity holdings declined less than 3%. The most significant contributor to our favorable relative performance in the segment was the Fund’s substantial underweight to pipeline companies, which represent a large part of the benchmark. We remained bearish on energy infrastructure for the entire year, maintaining an underweight position because we believed the midstream energy names would be adversely affected by the continuing weakness in the price of oil. Our thesis proved correct, particularly in the second half of the reporting period. Instead, we favored non-U.S. pipeline companies over domestic companies, which performed better on a relative basis. Security selection within the electric utility area also contributed strongly to the relative outperformance within the global infrastructure equity portfolio. We prefer to own more regulated utility companies with less sensitivity to commodity prices. The Fund’s emphasis on these types of companies benefited results because utilities with higher amounts of commodity price exposure performed poorly in light of the weakness in commodity prices across the globe.

Relative to the Fund’s benchmark, the high yield portion of the portfolio was also beneficial to returns. Security selection within the group, along with an underweight versus the benchmark, contributed positively. With spreads widening during the reporting period and the high yield benchmark return down more than 4%, our approximately 200 basis point underweight to the sector helped. Also, our significant underweight and stock selection within the more economically sensitive industrial sector benefited results because the sector traded off much more than the benchmark return.

The two real estate sectors lagged on a relative basis during the reporting period, with the REIT common equity segment detracting slightly more than REIT preferreds. Because of the Fund’s primary objective to produce income, we place more emphasis on higher dividend-paying REIT equities. However, this stance hurt relative returns during the reporting period as many real estate and generalist investors alike were concerned about the possibility of rising interest rates. During the reporting period, the REIT sectors with lower payout ratios and, therefore higher expected growth rates, were the outperformers. The lower growth/higher dividend names we generally held in the Fund were out of favor, which detracted from returns relative to the benchmark. On an absolute basis, the

10	Nuveen Investments

Fund’s REIT preferred holdings contributed the most in terms of positive performance because it was the only sector with strongly positive returns, as noted earlier. However, relative to the benchmark, the Fund’s REIT preferred holdings detracted. The Fund owned a higher percentage of non-rated securities, which we believed would perform better in a rising rate environment. While these non-rated holdings advanced approximately 5%, higher quality securities outperformed them, despite the outlook for higher rates, due to credit spread widening and investors’ preference for quality as the widening occurred.

As the reporting period progressed, we reduced the Fund’s U.S. exposure to 61%, which is approximately 9% less than where it started and roughly in line with what we expect the weight to be over the long term. The change in geography was mostly due to our mix within the regulated utility sector, where we continued to find more value in European companies relative to their domestic U.S. counterpart. Growth rates were not demonstrably different between the two regions, however, given the continued easy monetary policy from the European Central Bank, we believed interest rate risk would be a little lower abroad.

Where possible, we continued to shift the portfolio higher up the quality spectrum within the investable universe and slightly down the yield ladder as a result. This, however, did not significantly affect the overall yield of the Fund. As spreads widened, we moved into securities where we were more confident about balance sheet dynamics without sacrificing much by way of the income generated in the portfolio relative to historic levels.

In terms of sector weights, the Fund’s overall allocation to common equities ended the year at roughly 45%; with both infrastructure equities and REIT equities at slight underweight positions. Within common equity, we continued to have very few energy and electric utility holdings. However, we did add approximately 150 basis points of exposure within the master limited partnership (MLP) equity area based on valuation, given how far their prices had fallen. We will, however, remain extremely selective within the space, owning only those companies in which we have the highest levels of confidence. While real estate fundamentals remained strong and many REITs were trading at discounts, we believe technical pressures due to interest rate fears may continue to weigh on the sector domestically. As a result, we continued to find more opportunities outside of the REIT equity space and more opportunities within the preferred universe. Preferred exposures totaled approximately 36% of the portfolio, with slightly more than half in REIT preferreds and the remainder in infrastructure preferreds.

The Fund’s high yield fixed income exposure ended the year at 16% of the portfolio, a slight underweight and a reduction of about 4% from the beginning of the reporting period. Our largest absolute exposure remained in pipeline companies whose credits are much more stable than their equity securities and offer substantially more income. However, after holding up quite well in the first eight months of the year, these issues, along with independent power producers, did trade down during the final months due to the continued weakness in oil and natural gas prices. We will continue to monitor all positions within these two sectors closely.

During the reporting period, the Fund shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates. The effect of these positions on performance was negative during this reporting period.

Nuveen Real Estate Securities Fund

How did the Fund perform during the twelve-month reporting period ended December 31, 2015?

The table in the Fund Performance and Expense Ratios section of this report provides total returns for the Fund for the one-year, five-year and ten-year periods ended December 31, 2015. Comparative performance information is provided for the Fund’s Class A Shares at net asset value (NAV). The Fund’s Class A Shares at NAV outperformed the MSCI U.S. REIT Index and the Lipper classification average during the twelve-month reporting period.

What strategies were used to manage the Fund during the reporting period and how did these strategies influence performance?

The Fund seeks to provide above average income potential and long-term capital appreciation by investing in income producing common stocks of publicly traded companies engaged in the real estate industry. During the reporting period, we continued to implement the Fund’s strategy of investing on a relative value basis with a focus on individual stocks rather than economic or market cycles. We also continued to invest the Fund in a fairly sector neutral manner (with a couple of notable exceptions within the health care and net lease sectors) with a goal of providing a well-diversified portfolio of public real estate stocks to our shareholders. A

Nuveen Investments	11

Portfolio Managers’ Comments (continued)

sector neutral approach reduces the impact of any one property type on performance. Additionally, we continued to invest in a broader universe of stocks than our benchmark index to access more dynamic parts of the commercial real estate cycle.

During the twelve-month reporting period, the public commercial real estate sector returned 2.52% as measure by the MSCI U.S. REIT Index, amidst an environment that produced elevated levels of volatility in the real estate market. Most of the volatility was a direct result of higher interest rates and fears surrounding the timing of the first Fed rate hike, which was finally enacted in December. While real estate investment trusts (REITs) are generally thought to be more interest rate sensitive than the broader equity market, the segment actually outperformed U.S. equities as measured by the S&P 500® Index, by slightly more than 1% during the reporting period. REIT fundamentals remained stable and the bulk of the headwind effects of higher rates may have been priced in during the first half of the reporting period when REITs struggled relative to broader markets. Most REITs continued to have solid balance sheets and growing dividend yields, while the underperformance they experienced also had made their valuations more compelling. Relative to historic averages, REITs still enjoy a very low cost of capital and the outlook for operating fundamentals is still positive, but more mixed than it has been over the last several years. Continued strength in economic growth and job growth will be important moving forward. Net operating income projections for 2016 remain above long-term averages. At the underlying asset level, many property owners continue to have pricing power and have increased rents due to high occupancy rates. The pace of these rent gains, however, could slow given that many sectors are operating at or very near all-time peaks in occupancy rates. Returns on new property development, which have remained reasonably well contained in most sectors, are expected to earn a premium over where existing assets are currently trading, thus providing additional growth potential for those companies that are able to take advantage. However, markets where development is taking place will require robust economic activity in order to absorb the new inventory. Property values have already more than doubled since the nadir of the financial crisis and we are more than seven years into the recovery, which may temper the pace of future gains for commercial real estate.

The Fund benefited from strong results in several sectors, including health care REITs, diversified, self-storage and net lease. Outperformance in health care was driven primarily by security selection within the space, as well as a modest benefit from an underweight in the sector. While the Fund has generally been sector neutral in health care over the long term, it maintained an underweight to the sector during this reporting period. Because of the longer duration of lease structures within the sector, somewhat muted growth opportunities, along with supply concerns specifically within the long-term care industry, we continued to believe the sector had limited upside relative to other commercial real estate sectors. The largest single contributor in the sector was HCP, Inc., the third largest weight in the benchmark within the sector and the Fund’s largest active underweight position. We continued to underweight HCP due to the company’s less favorable and concentrated tenant exposure and weaker external growth prospects. Also, the company’s largest tenant has had trouble growing cash flow fast enough to keep up with its rent obligations, causing HCP to cut rent in the middle of the reporting period to retain the tenant. As a result of these headwinds, we anticipated that HCP’s earnings and guidance expectations still needed to come down from where the street had them. That thesis played out with HCP posting returns significantly lower than the REIT sector overall and also lower than most of its peers.

Stock selection within the diversified sector was the second largest contributor to relative performance. Within the diversified sector, which represents less than 2% of the benchmark weight, the Fund held less than half of the total benchmark exposure and did not own the two largest constituents, Iron Mountain Inc. and NorthStar Realty Finance Corp. Both the underweight generally and the selection within the group contributed to the relative outperformance. The diversified sector was the second worst performer from an absolute return standpoint, while the two aforementioned names were the worst performers within the group. With the expectation of higher interest rates domestically, the Fund has been biased toward companies and sectors that we believe should demonstrate better cash-flow growth to try to offset the impact of higher rates. Ongoing concerns around future growth for Iron Mountain combined with foreign currency exposure led to our zero weight position. Regarding NorthStar, the company seems to have lost the confidence of the market and continues to get pushed down in spite of a share buyback and modest deleveraging. We also continue to be concerned about a potential conflict of interest due to the externally-advised nature of the company.

Within the self-storage group, the Fund’s substantial overweight to Public Storage, Inc. was the primary driver of outperformance within the group. As discussed above, we positioned the Fund with a bias toward companies and sectors that have historically demonstrated less sensitivity to rate increases. Given the short duration of leases within self-storage, we believed an overweight to the sector was warranted and was expressed primarily via our overweight to Public Storage. We believe Public Storage is well positioned relative to its peers because the company possesses modest balance sheet leverage and a very low cost of capital, which gives it a potential advantage in terms of growth as consolidation continues in the space. The company also operates very efficiently

12	Nuveen Investments

and is likely to take advantage of its economies of scale. On an absolute basis as well, self-storage was the best performing property type in the REIT universe by a significant margin during the reporting period.

The net lease sector also contributed favorably to relative performance versus the benchmark. Over the long term, the Fund has generally been sector neutral in net lease relative to the benchmark weight. However, we maintained the Fund’s large underweight to net lease companies as a result of our defensive positioning due to the interest rate risk inherent in the sector. Because of the longer duration of lease structures within the sector and somewhat muted growth opportunities, we continued to believe it had limited upside relative to other commercial real estate sectors. This underweight proved helpful during the reporting period as net lease underperformed many of the other sub-property groups. We also saw widespread outperformance from security selection because we maintained underweight positions in most of the benchmark constituents. This strategy worked well as very few of our holdings detracted from relative performance, while the majority of our positions were either positive or neutral.

While the Fund had relatively few areas that detracted in any meaningful way, the office and hotel C-corp sectors were modest laggards. The office sector was the leading detractor of relative performance. Our overweight positions in Brandywine Realty Trust, Liberty Property Trust and SL Green Realty Corp. were responsible for much of the shortfall within the space. Shares of Brandywine Realty underperformed this year on the heels of an expected earnings dilution from additional asset sales that were not originally factored into the company’s guidance. While these asset sales may be dilutive to earnings in the near term, we believe it makes sense for Brandywine Realty to capitalize on the strong pricing environment to sell the assets. A lull in the company’s acquisition activity and a lack of incremental leasing in its development pipeline have also weighed on the stock price. Liberty Property Trust continued to dispose of lower quality assets, which we believed was an appropriate strategy. However, the market punished the stock on a relative basis due to the cash-flow dilution that resulted from a higher-than-expected number of transactions. We believe there is value in Liberty’s shares, especially in light of the recent underperformance, and want to own the company for the long term. SL Green Realty Corporation also modestly underperformed the group; therefore, our overweight to the name negatively impacted relative performance. Earlier in the reporting period, SL Green underperformed due to the market’s surprise about its announced Manhattan property acquisition. The company was going to fund the purchase with asset sales that the market believed would likely be cash flow dilutive. However, the company eventually received higher-than-anticipated prices for its asset sales to fund the vast majority of the purchase. Also, SL Green employs more leverage than most of its competitors, which may have contributed to its underperformance due to uncertainty about rising rates and how that would impact the company’s cost structure. We continue to believe in management’s ability to dispose of additional assets to de-lever its balance sheet and to execute on its business plan.

Within the hotel C-corp sector, which is not represented in the benchmark, our modest position in Hilton Worldwide Holdings Inc. was responsible for the underperformance. Hotels in general are more economically sensitive than most other REIT sectors. Therefore, Hilton Worldwide, along with nearly all of the hotel REIT names, suffered as concerns about slowing global growth accelerated as the reporting period progressed. Weak economic data out of China and other developing markets caused worries about the overall health of the global economy, which could lead to potential slowdowns in travel and hotel demand. While the REIT sector as a whole produced a positive return, all but three of the Fund’s hotel C-corp and hotel REIT names were sharply negative.

In terms of changes, we continued to maintain slight biases to large cap over small cap and high quality over lower quality, which was reflected in the Fund’s focus on core/high-conviction names. We continued to favor companies that operate under shorter lease terms as well. That positioning is reflected in the Fund’s continued underweights to the health care REIT and net lease sectors, a slight overweight to apartments and a continued overweight to the self-storage sector, which we believe still possesses the potential for superior net operating income growth relative to most other sectors. This positioning is also reflective of the interest rate environment and our belief that domestic interest rates are likely biased in the upward direction.

Nuveen Investments	13

Risk Considerations

and Dividend Information

Risk Considerations

Nuveen Global Infrastructure Fund

Mutual fund investing involves risk; principal loss is possible. Concentration in infrastructure-related securities involves sector risk and concentration risk, particularly greater exposure to adverse economic, regulatory, political, legal, liquidity, and tax risks associated with MLPs and REITS. Foreign investments involve additional risks including currency fluctuations and economic and political instability. These risks are magnified in emerging markets. Common stocks are subject to market risk or the risk of decline. Small- and mid-cap stocks are subject to greater price volatility. The use of derivatives involves substantial financial risks and transaction costs. The Fund’s potential investment in other investment companies means shareholders bear their proportionate share of fund expenses and indirectly, the expenses of other investment companies. Fund investments in ETFs may involve tracking error. Preferred securities may involve greater credit risk than other debt instruments.

Nuveen Real Asset Income Fund

Mutual fund investing involves risk; principal loss is possible. Equity investments such as those held by the Fund, are subject to market risk, call risk, derivatives risk, other investment companies risk, common stock risk, and tax risks associated with MLPs. Concentration in specific sectors may involve greater risk and volatility than more diversified investments: real estate sector involves the risk of exposure to economic downturns and changes in real estate values, rents, property taxes, interest rates and tax laws; infrastructure-related securities may involve greater exposure to adverse economic, regulatory, political, legal, and other changes affecting such securities. Foreign investments involve additional risks, including currency fluctuation, political and economic instability, lack of liquidity, and differing legal and accounting standards. These risks are magnified in emerging markets. Investments in small- and mid-cap companies are subject to greater volatility. In addition, the fund will bear its proportionate share of any fees and expenses paid by the ETFs in which it invests.

Debt or fixed income securities such as those held by the Fund, are subject to market risk, credit risk, interest rate risk and income risk. As interest rates rise, bond prices fall. Below investment grade or high yield debt securities are subject to liquidity risk and heightened credit risk. Preferred securities are subordinated to bonds and other debt instruments in a company’s capital structure and therefore are subject to greater credit risk. Asset-backed and mortgage-backed securities are subject to additional risks such as prepayment risk, liquidity risk, default risk and adverse economic developments.

Nuveen Real Estate Securities Fund

Mutual fund investing involves risk; principal loss is possible. Common stocks and REITs such as those held in the Fund involve market risk, concentration risk, sector risk, and non-diversification risk. The real estate industry is greatly affected by economic downturns that may persist as well as changes in property values, taxes, and regulatory developments. Foreign investments involve additional risks including currency fluctuations, and economic or political instability. These risks are magnified in emerging markets. The use of derivatives involves substantial financial risks and transaction costs. Small cap stocks may experience more volatility than large cap stocks.

Dividend Information

Regular dividends are declared and distributed annually for Nuveen Global Infrastructure Fund, declared and distributed monthly for Nuveen Real Asset Income Fund and declared and distributed quarterly for Nuveen Real Estate Securities Fund. To permit a Fund to maintain a more stable dividend, the Fund may pay dividends at a rate that may be more or less than the amount of net investment income it actually earned during the period. If the Fund has cumulatively earned more than it has paid in dividends, it will hold the excess in reserve as undistributed net investment income (UNII) as part of the Fund’s NAV. Conversely, if the Fund has cumulatively paid out dividends more than it has earned, the excess will constitute negative UNII that will likewise be reflected in the Fund’s NAV. Each Fund will, over time, pay all of its net investment income as dividends to shareholders.

In certain instances, a portion of each Fund’s distributions may be paid from sources or comprised of elements other than ordinary income, including capital gains and/or a return of capital. This is generally due to the fact that the tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Fund’s portfolio. Distributions received from certain securities in which the Fund invests, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security typically reports the tax character of its distributions only once per year, generally during the first two months of the following calendar year. The full amount of the distributions received from such securities is included in the Fund’s ordinary income during the course of the year until such

14	Nuveen Investments

time the Fund is notified by the issuer of the actual tax character. To the extent that at the time of a particular distribution the Fund estimates that a portion of that distribution is attributable to a source or sources other than ordinary income, the Fund would send shareholders a notice to that effect. The final determination of the sources and tax character of all distributions for the fiscal year is made after the end of the fiscal year. The sources for and per share amounts of each Fund’s distributions for the reporting period are respectively presented in the Statement of Changes in Net Assets and Financial Highlights (for financial reporting purposes), and are also reflected in Note 6 – Income Tax Information within the accompany Notes to Financial Statements (for income tax purposes), later in this report.

Additional Dividend Information for Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund

Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund seek to pay regular dividends at a rate that reflects the cash flow received from each Fund’s investment in securities, less fund expenses. Fund distributions are not intended to include expected portfolio appreciation; however, the Fund invests in securities that make payments which ultimately may be fully or partially characterized for tax purposes by the securities’ issuers as gains or return of capital. This tax treatment will generally “flow through” to the Fund’s distributions, but the specific tax treatment is often not known with certainty until after the end of the Fund’s tax year. As a result, certain portions of the regular distributions by these two Funds throughout the year were later re-characterized for tax purposes as either long-term gains (both realized and unrealized), or as a non-taxable return of capital, as set forth in each Fund’s table below.

Nuveen Real Asset Income Fund

	Share Class
Fiscal Year (Calendar Year) Ended December 31, 2015	Class A	Class C	Class I
Regular monthly per share distribution
From net investment income	$1.0754	$0.8954	$1.1354
From net realized capital gains	$0.0131	$0.0131	$0.0131
Return of capital	$0.1015	$0.1015	$0.1015
Total per share distribution	$1.1900	$1.0100	$1.2500
Yields[1,2,3]
Dividend Yield	5.12%	4.66%	5.68%
SEC 30-Day Yield – Subsidized	5.00%	4.56%	5.56%
SEC 30-Day Yield – Unsubsidized	5.00%	4.55%	5.56%

Nuveen Real Estate Securities Fund

	Share Class
Fiscal Year (Calendar Year) Ended December 31, 2015	Class A	Class C	Class R3	Class R6	Class I
Regular quarterly per share distribution
From net investment income	$0.3748	$0.1848	$0.3248	$0.4448	$0.4448
From net realized capital gains	$1.4552	$1.4552	$1.4552	$1.4552	$1.4552
Total per share distribution	$1.8300	$1.6400	$1.7800	$1.9000	$1.9000
Yields[1,2,3]
Dividend Yield	2.82%	2.22%	2.73%	3.25%	3.25%
SEC 30-Day Yield – Subsidized	1.99%	1.36%	1.86%	2.51%	2.36%
SEC 30-Day Yield – Unsubsidized	1.99%	1.36%	1.86%	2.51%	2.36%

1	Dividend Yield is the most recent dividend per share (annualized) divided by the offering price per share.
2	The SEC 30-Day Yield is a standardized measure of a fund’s yield that accounts for the future amortization of premiums or discounts of bonds held in the Fund’s portfolio. The SEC 30-Day Yield is computed under an SEC standardized formula and is based on the maximum offer price per share. Subsidized yields reflect fee waivers and/or expense reimbursements from the investment adviser during the period. If any such waivers and/or reimbursements had not been in place, yields would have been reduced. Unsubsidized yields do not reflect waivers and/or reimbursements from the investment adviser during the period. Refer to the Fund Performance and Expense Ratios page for further details on the investment adviser’s most recent agreement with the Fund to waive fees and/or reimburse expenses, where applicable. Dividend Yield may differ from the SEC 30-Day Yield because the fund may be paying out more or less than it is earning and it may not include the effect of amortization of bond premium.

3	The SEC Yield for Class A Shares quoted in the table reflects the maximum sales load. Investors paying a reduced load because of volume discounts, investors paying no load because they qualify for one of the several exclusions from the load, and existing shareholders who previously paid a load but would like to know the SEC Yield applicable to their shares on a going-forward basis, should understand that the SEC Yield effectively applicable to them would be higher than the figure quoted in the table.

Nuveen Investments	15

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16	Nuveen Investments

Fund Performance

and Expense Ratios

The Fund Performance and Expense Ratios for each Fund are shown within this section of the report.

Returns quoted represent past performance, which is no guarantee of future results. Current performance may be higher or lower than the performance shown. Investment returns and principal value will fluctuate so that when shares are redeemed, they may be worth more or less than their original cost. Returns without sales charges would be lower if the sales charge were included. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Returns may reflect fee waivers and/or expense reimbursements by the investment adviser during the periods presented. If any such waivers and/or reimbursements had not been in place, returns would have been reduced. See Notes to Financial Statements, Note 7—Management Fees and Other Transactions with Affiliates for more information. For the most recent month-end performance visit www.nuveen.com or call (800) 257-8787.

Returns reflect differences in sales charges and expenses, which are primarily differences in distribution and service fees, and assume reinvestment of dividends and capital gains.

Comparative index and Lipper return information is provided for Class A Shares at net asset value (NAV) only.

The expense ratios shown reflect total operating expenses (before fee waivers and/or expense reimbursements, if any) as shown in the most recent prospectus. The expense ratios include management fees and other fees and expenses.

Nuveen Investments	17

Fund Performance and Expense Ratios (continued)

Nuveen Global Infrastructure Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	Since Inception
Class A Shares at NAV	(6.89)%	7.11%	4.15%
Class A Shares at maximum Offering Price	(12.25)%	5.86%	3.39%
S&P Global Infrastructure Index	(11.46)%	5.09%	0.75%
Lipper Specialty/Miscellaneous Funds Classification Average	(10.13)%	5.59%	0.94%

Class C Shares	(7.50)%	6.35%	10.41%
Class R3 Shares	(7.10)%	6.76%	10.88%
Class I Shares	(6.67)%	7.39%	4.41%

Since inception returns for Class A Shares and Class I Shares, and for the comparative index and Lipper classification average, are from 12/17/07; since inception returns for Class C Shares and Class R3 Shares are from 11/03/08. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class I
Gross Expense Ratios	1.42%	2.17%	1.67%	1.17%
Net Expense Ratios	1.22%	1.97%	1.47%	0.97%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse other Fund expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

18	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	19

Fund Performance and Expense Ratios (continued)

Nuveen Real Asset Income Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	Since Inception
Class A Shares at NAV	(3.19)%	8.71%
Class A Shares at maximum Offering Price	(8.75)%	7.22%
Barclays U.S. Corporate High Yield Bond Index	(4.47)%	5.59%
Real Asset Income Blend Index (New Comparative Benchmark)	(3.47)%	7.98%
Real Asset Income Blend Index (Old Comparative Benchmark)	(1.56)%	8.24%
Lipper Global Flexible Portfolio Funds Classification Average	(4.70)%	5.59%

Class C Shares	(3.88)%	7.92%
Class I Shares	(2.90)%	8.99%

As previously noted in the Portfolio Managers’ Comments section of this report, effective December 31, 2015, the Custom Blended Benchmark constituents were changed. The changes were made for three primary reasons. First, the management team believes the new benchmark better approximates what the Fund’s expected weighted average exposures to real estate and infrastructure common equity, preferred securities and debt are likely to look like over time. Second, the new benchmark should reduce the Fund’s performance differential as a result of country/currency exposures (the former Custom Blended Benchmark had a U.S. bias versus the more global universe of securities from which the Fund is constructed). Third, the management team believes the new Custom Blended Benchmark more accurately reflects the types of securities held by the Fund.

Since inception returns are from 9/13/11. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class I
Gross Expense Ratios	1.23%	1.98%	0.97%
Net Expense Ratios	1.17%	1.92%	0.92%

The Fund’s investment adviser has contractually agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 0.95% of the average daily net assets of any class of Fund shares. The expense limitation may be terminated or modified prior to that date only with the approval of the Board of Directors of the Fund.

20	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	21

Fund Performance and Expense Ratios (continued)

Nuveen Real Estate Securities Fund

Refer to the first page of this Fund Performance and Expense Ratios section for further explanation of the information included within this section. Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Fund Performance

Average Annual Total Returns as of December 31, 2015

	Average Annual
	1-Year	5-Year	10-Year
Class A Shares at NAV	3.22%	11.67%	8.47%
Class A Shares at maximum Offering Price	(2.71)%	10.35%	7.82%
MSCI U.S. REIT Index	2.52%	11.88%	7.35%
Lipper Real Estate Funds Classification Average	2.17%	11.03%	6.61%

Class C Shares	2.45%	10.83%	7.66%
Class R3 Shares	2.95%	11.39%	8.20%
Class I Shares	3.48%	11.95%	8.74%

	Average Annual
	1-Year	Since Inception
Class R6 Shares	3.60%	7.54%

Since inception return for Class R6 Shares is from 4/30/13. Indexes and Lipper averages are not available for direct investment.

Class A Shares have a maximum 5.75% sales charge (Offering Price). Class A Share purchases of $1 million or more are sold at net asset value without an up-front sales charge but may be subject to a contingent deferred sales charge (CDSC), also known as a back-end sales charge, if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015 if redeemed within eighteen months of purchase. Class C Shares have a 1% CDSC for redemptions within less than twelve months, which is not reflected in the one-year total return. Class R3 Shares have no sales charge and are only available for purchase by eligible retirement plans. Class R6 Shares have no sales charge and are available only to certain limited categories of investors as described in the prospectus. Class I Shares have no sales charge and may be purchased under limited circumstances or by specified classes of investors.

Expense Ratios as of Most Recent Prospectus

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Expense Ratios	1.30%	2.05%	1.55%	0.89%	1.05%

22	Nuveen Investments

Growth of an Assumed $10,000 Investment as of December 31, 2015 – Class A Shares

The graphs do not reflect the deduction of taxes that a shareholder may pay on Fund distributions or the redemption of Fund shares.

Nuveen Investments	23

Holding

Summaries as of December 31, 2015

This data relates to the securities held in each Fund’s portfolio of investments as of the end of this reporting period. It should not be construed as a measure of performance for the Fund itself. Holdings are subject to change.

Refer to the Glossary of Terms Used in this Report for definitions of terms used within this section.

Nuveen Global Infrastructure Fund

Portfolio Allocation

(% of net assets)

Common Stocks	97.0%
Real Estate Investment Trust (REIT) Common Stocks	2.0%
Investment Companies	0.7%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Transurban Group	4.9%
NextEra Energy Inc.	4.0%
Atlantia SpA	3.6%
Enbridge Inc.	2.8%
Groupe Eurotunnel SA	2.7%

Portfolio Composition

(% of net assets)

Transportation Infrastructure	29.8%
Electric Utilities	15.1%
Multi-Utilities	13.6%
Oil, Gas & Consumable Fuels	11.6%
Gas Utilities	6.4%
Water Utilities	4.5%
Other	18.7%
Repurchase Agreements	0.6%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

Country Allocation

(% of net assets)

United States	36.0%
Australia	9.9%
Italy	7.5%
France	7.3%
Canada	5.3%
United Kingdom	4.8%
Japan	4.8%
Spain	4.7%
Hong Kong	4.6%
New Zealand	2.8%
Singapore	2.3%
Other	10.3%
Other Assets Less Liabilities	(0.3)%
Net Assets	100%

24	Nuveen Investments

Nuveen Real Asset Income Fund

Portfolio Allocation

(% of net assets)

Common Stocks	26.5%
Real Estate Investment Trust (REIT) Common Stocks	18.1%
Convertible Preferred Securities	8.5%
$25 Par (or similar) Retail Preferred	21.9%
Corporate Bonds	16.3%
$1,000 Par (or similar) Institutional Preferred	5.1%
Common Stock Rights	0.0%
Investment Companies	1.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Transurban Group	2.6%
National Grid PLC, Sponsored ADR	1.7%
Physicians Realty Trust	1.6%
Liberty Property Trust	1.5%
Snam Rete Gas S.p.A	1.5%

Portfolio Composition

(% of net assets)

Real Estate Investment Trust	22.0%
Electric Utilities	14.3%
Transportation Infrastructure	7.5%
Multi-Utilities	7.4%
Oil, Gas & Consumable Fuels	6.1%
Diversified	4.1%
Retail	4.1%
Health Care	3.6%
Gas Utilities	3.4%
Industrial	2.4%
Independent Power & Renewable Electricity Producers	2.3%
Diversified Telecommunication Services	2.2%
Other	18.8%
Repurchase Agreements	0.5%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Country Allocation

(% of net assets)

United States	61.4%
Australia	7.6%
Canada	5.1%
United Kingdom	4.8%
Hong Kong	3.7%
Singapore	3.5%
Italy	2.3%
France	1.4%
Netherlands	1.2%
New Zealand	1.1%
Spain	1.1%
Other	5.5%
Other Assets Less Liabilities	1.3%
Net Assets	100%

Nuveen Investments	25

Holding Summaries (continued)

Nuveen Real Estate Securities Fund

Portfolio Allocation

(% of net assets)

Common Stocks	2.3%
Real Estate Investment Trust (REIT) Common Stocks	94.0%
$25 Par (or similar) Retail Preferred	0.0%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	3.6%
Other Assets Less Liabilities	(3.2)%
Net Assets	100%

Portfolio Composition

(% of net assets)

Retail	26.2%
Residential	17.9%
Office	14.8%
Specialized	12.9%
Health Care	7.1%
Industrial	6.1%
Other	11.3%
Investments Purchased with Collateral from Securities Lending	3.3%
Money Market Funds	3.6%
Other Assets Less Liabilities	(3.2)%
Net Assets	100%

Top Five Common Stock & REIT Common Stock Holdings

(% of net assets)

Simon Property Group, Inc.	9.1%
Public Storage, Inc.	7.5%
Equity Residential	5.1%
AvalonBay Communities, Inc.	5.0%
Prologis Inc.	4.0%

26	Nuveen Investments

Expense

Examples

As a shareholder of one or more of the Funds, you incur two types of costs: (1) transaction costs, including up-front and back-end sales charges (loads) or redemption fees, where applicable; and (2) ongoing costs, including management fees; distribution and service (12b-1) fees, where applicable; and other Fund expenses. The Examples below are intended to help you understand your ongoing costs (in dollars) of investing in the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The Examples below are based on an investment of $1,000 invested at the beginning of the period and held through the period ended December 31, 2015.

The beginning of the period for the Funds is July 1, 2015.

The information under “Actual Performance,” together with the amount you invested, allows you to estimate actual expenses incurred over the reporting period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.60) and multiply the result by the cost shown for your share class, in the row entitled “Expenses Incurred During Period” to estimate the expenses incurred on your account during this period.

The information under “Hypothetical Performance,” provides information about hypothetical account values and hypothetical expenses based on each Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expense you incurred for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the following tables are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the hypothetical information is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds or share classes. In addition, if these transaction costs were included, your costs would have been higher.

Nuveen Global Infrastructure Fund

	Share Class
	Class A	Class C	Class R3	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$942.50	$939.90	$941.90	$943.80
Expenses Incurred During Period	$5.97	$9.63	$7.20	$4.75
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.06	$1,015.27	$1,017.80	$1,020.32
Expenses Incurred During Period	$6.21	$10.01	$7.48	$4.94

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.22%, 1.97%, 1.47% and 0.97% for Classes A, C, R3 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Investments	27

Expense Examples (continued)

Nuveen Real Asset Income Fund

	Share Class
	Class A	Class C	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$970.60	$967.20	$971.80
Expenses Incurred During Period	$5.76	$9.47	$4.52
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,019.36	$1,015.58	$1,020.62
Expenses Incurred During Period	$5.90	$9.70	$4.63

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.16%, 1.91% and 0.91% for Classes A, C and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

Nuveen Real Estate Securities Fund

	Share Class
	Class A	Class C	Class R3	Class R6	Class I
Actual Performance
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,101.20	$1,096.80	$1,099.90	$1,103.40	$1,102.80
Expenses Incurred During Period	$6.83	$10.78	$8.15	$4.61	$5.51
Hypothetical Performance (5% annualized return before expenses)
Beginning Account Value	$1,000.00	$1,000.00	$1,000.00	$1,000.00	$1,000.00
Ending Account Value	$1,018.70	$1,014.92	$1,017.44	$1,020.82	$1,019.96
Expenses Incurred During Period	$6.56	$10.36	$7.83	$4.43	$5.30

For each class of the Fund, expenses are equal to the Fund’s annualized net expense ratio of 1.29%, 2.04%, 1.54%, 0.87% and 1.04% for Classes A, C, R3, R6 and I, respectively, multiplied by the average account value over the period, multiplied by 184/365 (to reflect the one-half year period).

28	Nuveen Investments

Report of

Independent Registered Public Accounting Firm

To the Board of Directors and Shareholders of

Nuveen Investment Funds, Inc.:

In our opinion, the accompanying statements of assets and liabilities, including the portfolios of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nuveen Global Infrastructure Fund, Nuveen Real Asset Income Fund and Nuveen Real Estate Securities Fund (each a series of the Nuveen Investment Funds, Inc., hereinafter referred to as the “Funds”) at December 31, 2015, the results of each of their operations for the year then ended, the changes in each of their net assets for each of the two years in the period then ended and the financial highlights for each of the four years in the period then ended and for the two months ended December 31, 2011 for Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund and for the periods presented for Nuveen Real Asset Income Fund, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as “financial statements”) are the responsibility of the Funds’ management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at December 31, 2015 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion. The financial highlights for the year ended October 31, 2011 of the Nuveen Global Infrastructure Fund and Nuveen Real Estate Securities Fund were audited by other independent auditors whose report dated December 28, 2011 expressed an unqualified opinion on those statements, except for the reclassification of certain financial statement line items in the financial highlights for the year ended October 31, 2011 for the Nuveen Real Estate Securities Fund as to which the date is February 29, 2012.

PricewaterhouseCoopers LLP

Chicago, IL

February 25, 2016

Nuveen Investments	29

Nuveen Global Infrastructure Fund

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 99.7%

	COMMON STOCKS – 97.0%

	Air Freight & Logistics – 0.7%

63,925	BPost SA, (3)	$1,568,552

14,297	Oesterreichische Post AG, (3)	521,930

2,218,968	Singapore Post Limited, (3)	2,561,749
	Total Air Freight & Logistics	4,652,231

	Commercial Services & Supplies – 1.7%

4,251,158	China Everbright International Limited, (3)	5,430,406

241	Covanta Holding Corporation	3,733

67,972	Republic Services, Inc.	2,990,088

477,149	Shanks Group PLC, (3)	679,240

27,203	Waste Connections Inc.	1,532,073
	Total Commercial Services & Supplies	10,635,540

	Construction & Engineering – 4.4%

430,957	Ferrovial SA, (3)	9,745,324

358,025	Promotora y Operadora de Infraestructura SAB de CV (Pinfra)	3,760,047

221,685	Vinci S.A, (3)	14,208,841
	Total Construction & Engineering	27,714,212

	Diversified Telecommunication Services – 0.8%

5,590	Cellnex Telecom S.A.U, (2), (3)	104,516

1,747,179	HKBN Limited, (3)	2,248,181

510,079	Infrastructure Wireless Italiane SpA, (2), (3)	2,781,245
	Total Diversified Telecommunication Services	5,133,942

	Electric Utilities – 15.1%

112,107	Alupar Investimento SA	372,627

108,866	American Electric Power Company, Inc.	6,343,622

522,842	AusNet Services, (3)	562,866

7,248	Avangrid Inc., (2)	278,323

41,596	Brookfield Infrastructure Partners LP	1,576,904

154,110	Cheung Kong Infrastructure Holdings Limited, (3)	1,421,820

643,545	Contact Energy Limited, (3)	2,082,933

29,719	Duke Energy Corporation	2,121,639

67,179	Edison International	3,977,669

14,396	Elia System Operator SA NV, (3)	669,327

52,968	Emera Incorporated	1,654,843

173,949	Enersis SA, Sponsored ADR	2,113,480

30	Nuveen Investments

Shares	Description (1)	Value

	Electric Utilities (continued)

87,318	Eversource Energy	$4,459,330

77,715	Fortis Incorporated	2,101,119

75,060	Hafslund ASA, Class B Shares	498,187

2,115,440	Infratil Limited, (3)	4,728,504

39,395	ITC Holdings Corporation	1,546,254

240,728	NextEra Energy Inc.	25,009,232

86,357	Power Assets Holdings Limited, (3)	793,903

2,192,339	Power Grid Corporation of India Limited, (3)	4,685,222

169,697	PPL Corporation	5,791,759

43,372	Red Electrica Corporacion SA, (3)	3,622,846

3,509,597	Spark Infrastructure Group, (3)	4,881,599

38,525	Unitil Corp.	1,382,277

36,404	Westar Energy Inc.	1,543,894

312,567	Xcel Energy, Inc.	11,224,281
	Total Electric Utilities	95,444,460

	Gas Utilities – 6.4%

653,005	APA Group, (3)	4,108,945

97,345	Atmos Energy Corporation	6,136,629

161,285	Enagas, (3)	4,549,513

911,646	Hong Kong and China Gas Company Limited, (3)	1,788,822

220,653	Infraestructura Energitca Nova SAB de CV	921,943

37,822	Laclede Group Inc.	2,247,005

50,145	One Gas Inc.	2,515,775

283,040	Petronas Gas Berhad, (3)	1,497,174

2,164,103	Snam Rete Gas S.p.A, (3)	11,294,312

56,502	Southwest Gas Corporation	3,116,650

700,135	Towngas China Company Limited, (3)	405,615

34,945	WGL Holdings Inc.	2,201,186
	Total Gas Utilities	40,783,569

	Independent Power & Renewable Electricity Producers – 0.7%

4,820,599	AES Generation SA, (3)	2,143,657

114,699	CPFL Energias Renovaveis SA, (2)	333,406

46,437	Endesa SA Chile, Sponsored ADR	1,720,955
	Total Independent Power & Renewable Electricity Producers	4,198,018

	Industrial Conglomerates – 0.8%

812,793	Beijing Enterprises Holdings, (3)	4,904,952

	Media – 1.1%

244,147	SES SA, (3)	6,765,237

Nuveen Investments	31

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	Multi-Utilities – 13.6%

20,027	Ameren Corporation	$865,767

15,887	Centrica PLC, (3)	51,013

239,332	CMS Energy Corporation	8,635,099

110,079	Dominion Resources, Inc.	7,445,744

152,808	DTE Energy Company	12,253,674

65,911	Duet Group, (3)	109,159

2,436,826	Hera SpA, (3)	6,458,066

217,374	National Grid PLC, Sponsored ADR	15,116,188

301,895	NiSource Inc.	5,889,971

29,339	Northwestern Corporation	1,591,641

90,680	PG&E Corporation	4,823,269

328,339	Redes Energeticas Nacionais SA, (3)	991,925

179,193	Sempra Energy	16,845,934

246,787	Suez Environment Company, (3)	4,615,736

26,113	Vector Limited	56,616

5,061	WEC Energy Group, Inc.	259,680
	Total Multi-Utilities	86,009,482

	Oil, Gas & Consumable Fuels – 11.6%

31,911	AltaGas Limited	712,618

30,882	Cheniere Energy Inc., (2)	1,150,355

533,674	Enbridge Inc.	17,712,640

350,487	Enterprise Products Partnership LP	8,965,457

872,021	Kinder Morgan, Inc.	13,010,553

61,666	Koninklijke Vopak NV, (3)	2,655,634

58,598	Magellan Midstream Partners LP	3,979,976

101,353	ONEOK, Inc.	2,499,365

22,499	Pembina Pipeline Corporation	490,240

233,402	Spectra Energy Corporation	5,587,644

21,519	Targa Resources Corporation	582,304

228,652	TransCanada Corporation	7,451,769

273,308	Veresen Inc.	1,750,024

250,514	Williams Companies, Inc.	6,438,210
	Total Oil, Gas & Consumable Fuels	72,986,789

	Road & Rail – 3.4%

213,586	Aurizon Holdings Limited, (3)	678,049

1,472,111	ComfortDelGro Corporation, (3)	3,152,191

160,763	East Japan Railway Company, (WI/DD), (3)	15,138,389

43,021	Genesee & Wyoming Inc., (2)	2,309,797
	Total Road & Rail	21,278,426

32	Nuveen Investments

Shares	Description (1)	Value

	Transportation Infrastructure – 29.8%

616,781	Abertis Infraestructuras S.A, (3)	$9,646,071

14,763	Aena S.A, (2), (3)	1,690,499

87,494	Aeroports de Paris, (3)	10,181,547

854,997	Atlantia SpA, (3)	22,621,854

2,086,066	Auckland International Airport Limited, (3)	8,183,856

2,454,233	China Merchants Holdings International Company Limited, (3)	7,762,421

4,542,790	Cosco Pacific Limited, (3)	4,993,575

43,399	Flughafen Wien AG, (3)	4,117,101

7,882	Flughafen Zuerich AG, (3)	5,913,957

50,931	Fraport AG, (3)	3,247,973

1,377,046	Groupe Eurotunnel SA, (3)	17,131,934

38,934	Grupo Aeroportuario Centro Norte, SA, ADR	1,497,012

158	Grupo Aeroportuario del Pacifico S.A.B. de CV, ADR	13,948

31,219	Grupo Aeroportuario del Sureste SA de CV, ADR	4,391,577

1,584,496	Hopewell Highway Infrastructure Limited, (3)	760,229

7,695,005	Hutchison Port Holdings Trust, (3)	4,066,202

2,897,557	International Container Terminal Services, Incorporated, (3)	4,315,944

172,897	Japan Airport Terminal Company, (3)	7,653,984

1,583,396	Jasa Marga Persero Tbk PT, (3)	595,672

859,907	Kamigumi Company Limited, (3)	7,403,635

1,673,992	Macquarie Atlas Roads Group, (3)	4,932,175

364,423	Port of Tauranga Limited	4,660,922

446,139	Singapore Airport Terminal Services Limited, (3)	1,206,731

225,907	Societa Iniziative Autostradali e Servizi SpA, (3)	2,400,566

2,656,454	Sydney Airport, (3)	12,225,844

248,786	Transurban Group, (2), (3)	1,898,110

4,117,670	Transurban Group, (3)	31,211,759

895,371	Westports Holdings BHD, (3)	856,715

161,294	Westshore Terminals Investment Corporation	1,358,008

105,187	Wilson Sons Limited	877,389
	Total Transportation Infrastructure	187,817,210

	Water Utilities – 4.5%

2,835,158	Aguas Andinas SA. Class A	1,444,468

135,873	American Water Works Company	8,118,412

3,655,854	China Everbright Water Limited, (2), (3)	1,580,972

44,853	Connecticut Water Service, Inc.	1,704,863

171,763	Severn Trent PLC, (3)	5,490,673

20,367	SJW Corporation	603,882

670,293	United Utilities PLC, (3)	9,229,471
	Total Water Utilities	28,172,741

Nuveen Investments	33

Nuveen Global Infrastructure Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)			Value

	Wireless Telecommunication Services – 2.4%

133,311	SBA Communications Corporation, (2)			$14,006,987

2,812,098	Tower Bersama Infrastructure Tbk PT, (3)			1,189,567
	Total Wireless Telecommunication Services			15,196,554
	Total Common Stocks (cost $591,094,539)			611,693,363

Shares	Description (1)			Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 2.0%

	Health Care – 0.5%

1,924,169	Parkway Life Real Estate Investment Trust, (3)			$3,158,255

	Specialized – 1.5%

65,038	American Tower Corporation, REIT			6,305,434

40,036	Digital Realty Trust Inc.			3,027,522
	Total Specialized			9,332,956
	Total Real Estate Investment Trust Common Stocks (cost $8,910,176)			12,491,211

Shares	Description (1), (4)			Value

	INVESTMENT COMPANIES – 0.7%

13,196,073	Keppel Infrastructure Trust			$4,735,723
	Total Investment Companies (cost $4,955,465)			4,735,723
	Total Long-Term Investments (cost $604,960,180)			628,920,297

Principal Amount (000)	Description (1)	Coupon	Maturity	Value

	SHORT-TERM INVESTMENTS – 0.6%

	REPURCHASE AGREEMENTS – 0.6%

$3,648	Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $3,648,130, collateralized by $3,610,000 U.S. Treasury Bonds, 3.125%, due 11/15/41, value $3,724,096	0.030%	1/04/16	$3,648,118
	Total Short-Term Investments (cost $3,648,118)			3,648,118
	Total Investments (cost $608,608,298) – 100.3%			632,568,415
	Other Assets Less Liabilities – (0.3)%			(1,824,803)
	Net Assets – 100%			$630,743,612

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (SEC) on its website at http://www.sec.gov.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

(WI/DD)	Investment, or portion of investment, purchased on a when-issued or delayed delivery basis.

See accompanying notes to financial statements.

34	Nuveen Investments

Nuveen Real Asset Income Fund

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 98.2%

	COMMON STOCKS – 26.5%

	Air Freight & Logistics – 0.9%

247,492	BPost SA, (3)	$6,072,805

43,392	Oesterreichische Post AG, (3)	1,584,081
	Total Air Freight & Logistics	7,656,886

	Capital Markets – 0.3%

83,343	HFF Inc., Class A Shares, (2)	2,589,467

	Commercial Services & Supplies – 0.1%

77,998	Covanta Holding Corporation	1,208,189

	Diversified Telecommunication Services – 1.0%

4,759,078	HKBN Limited, (2), (3)	6,123,739

980,144	Singapore Telecommunications Limited, (3)	2,527,070
	Total Diversified Telecommunication Services	8,650,809

	Electric Utilities – 5.2%

249,440	Alupar Investimento SA	829,102

1,493,046	AusNet Services, (3)	1,607,340

18,556	Avangrid Inc., (2)	712,550

54,035	Brookfield Infrastructure Partners LP	2,048,467

1,815,346	Contact Energy Limited, (3)	5,875,649

136,908	Electricite de France S.A, (3)	2,016,309

126,805	Endesa S.A, (3)	2,547,467

4,718	Hafslund ASA, Class B Shares	31,314

4,530,748	HK Electric Investments Limited, (3)	3,796,371

2,189,321	Infratil Limited, (3)	4,893,646

69,838	PPL Corporation	2,383,571

347,437	Scottish and Southern Energy PLC, (3)	7,801,259

4,834,411	Spark Infrastructure Group, (3)	6,724,320

670,045	Transmissora Alianca de Energia Eletrica SA	2,836,841
	Total Electric Utilities	44,104,206

	Gas Utilities – 2.2%

35,098	AmeriGas Partners, LP	1,202,808

147,674	Enagas, (3)	4,165,575

2,459,562	Snam Rete Gas S.p.A, (3)	12,836,293
	Total Gas Utilities	18,204,676

	Hotels, Restaurants & Leisure – 0.3%

139,269	Extended Stay America Inc.	2,214,377

Nuveen Investments	35

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	Independent Power & Renewable Electricity Producers – 1.5%

67,490	Brookfield Renewable Energy Partners LP	$1,766,888

52,347	Pattern Energy Group Inc.	1,094,576

2,425,714	Renewables Infrastructure Group Limited	3,658,235

369,155	Saeta Yield S.A, (3)	3,444,827

398,027	TransAlta Renewables Inc.	2,982,973
	Total Independent Power & Renewable Electricity Producers	12,947,499

	Multi-Utilities – 4.4%

112,664	CenterPoint Energy, Inc.	2,068,511

1,021,573	Centrica PLC, (3)	3,280,243

3,593,827	Duet Group, (3)	5,951,919

122,828	Engie, (3)	2,175,678

201,432	National Grid PLC, Sponsored ADR	14,007,581

1,624,311	Redes Energeticas Nacionais SA, (3)	4,907,108

2,220,843	Vector Limited	4,815,058
	Total Multi-Utilities	37,206,098

	Oil, Gas & Consumable Fuels – 2.3%

175,985	Enbridge Energy Partners LP	4,059,974

161,550	Enbridge Income Fund Holdings Inc.	3,272,564

333,860	Enterprise Products Partnership LP	8,540,139

9,158	TC Pipelines LP	455,244

422,019	Veresen Inc.	2,702,239
	Total Oil, Gas & Consumable Fuels	19,030,160

	Real Estate Management & Development – 0.5%

550,427	Killam Apartment Real Estate I	4,180,811

	Road & Rail – 0.1%

118,402	MTR Corporation, (3)	585,408

	Transportation Infrastructure – 7.5%

133,873	Abertis Infraestructuras S.A, (3)	2,093,690

2,570,023	China Merchants Holdings Pacific Limited, (3)	1,582,742

323,842	Cosco Pacific Limited, (3)	355,977

54,379	Grupo Aeroportuario Centro Norte, SA, ADR	2,090,873

14,376,726	Hopewell Highway Infrastructure Limited, (3)	6,897,844

11,293,917	Hutchison Port Holdings Trust, (3)	5,967,943

529,893	Jiangsu Expressway Company Limited, (3)	711,175

445	Kobenhavns Lufthavne, (3)	243,824

111,581	Macquarie Infrastructure Corporation	8,100,781

2,651,439	Sydney Airport, (3)	12,202,763

2,898,178	Transurban Group, (3)	21,968,065

36	Nuveen Investments

Shares	Description (1)	Value

	Transportation Infrastructure (continued)

169,332	Transurban Group, (3)	$1,291,916
	Total Transportation Infrastructure	63,507,593

	Water Utilities – 0.2%

1,434,822	Inversiones Aguas Metropolitanas SA, (3)	2,022,815
	Total Common Stocks (cost $232,155,294)	224,108,994

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 18.1%

	Diversified – 4.1%

405,205	Armada Hoffler Properties Inc.	$4,246,548

198,138	Lexington Corporate Properties Trust	1,585,104

414,018	Liberty Property Trust	12,855,259

5,687,508	Mapletree Greater China Commercial Trust, (3)	3,661,517

166,580	STORE Capital Corporation	3,864,656

221,103	VEREIT, Inc.	1,751,136

67,141	Wereldhave NV, (3)	3,766,192

47,637	WP Carey Inc.	2,810,583
	Total Diversified	34,540,995

	Health Care – 3.6%

21,140	Care Capital Properties, Inc.	646,250

234,433	CareTrust REIT Inc.	2,567,041

80,320	Community Healthcare Trust Inc.	1,480,298

60,300	LTC Properties Inc.	2,601,342

85,764	New Senior Investment Group Inc.	845,633

59,231	Omega Healthcare Investors Inc.	2,071,900

1,422,053	Parkway Life Real Estate Investment Trust, (3)	2,334,102

807,368	Physicians Realty Trust	13,612,224

37,222	Universal Health Realty Income Trust	1,861,472

46,831	Ventas Inc.	2,642,673
	Total Health Care	30,662,935

	Hotels – 0.7%

314,044	InnVest Real Estate Investment Trust	1,164,303

39,842	Pebblebrook Hotel Trust	1,028,720

3,345	Sunstone Hotel Investors Inc.	41,779

157,062	Sunstone Hotel Investors Inc.	3,978,380
	Total Hotels	6,213,182

	Industrial – 2.4%

1,096,381	AEW UK REIT PLC	1,644,570

1,385,216	Ascendas Real Estate Investment Trust, (3)	2,220,028

Nuveen Investments	37

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	Industrial (continued)

790,189	Mapletree Logistics Trust, (3)	$550,576

84,663	Monmouth Real Estate Investment Corporation	885,575

837,729	Pure Industrial Real Estate Trust	2,645,715

397,206	STAG Industrial Inc.	7,328,451

2,092,006	TF Administradora Industrial S de RL de CV	3,376,925

144,757	WPT Industrial Real Estate Investment Trust	1,729,846
	Total Industrial	20,381,686

	Mortgage – 1.7%

312,374	Apollo Commercial Real Estate Finance, Inc.	5,382,204

185,694	Blackstone Mortgage Trust Inc, Class A	4,969,171

52,310	Colony Financial Inc.	1,018,999

145,457	Starwood Property Trust Inc.	2,990,596
	Total Mortgage	14,360,970

	Office – 0.4%

3,403	Boston Properties, Inc.	434,019

169,972	Easterly Government Properties, Inc.	2,920,119
	Total Office	3,354,138

	Residential – 0.3%

296,762	Independence Realty Trust	2,228,683

	Retail – 4.1%

104,966	Agree Realty Corporation	3,567,794

800,645	CapitaMall Trust, (3)	1,086,387

57,097	CBL & Associates Properties Inc.	706,290

236,919	Crombie Real Estate Investment Trust	2,191,633

83,366	Eurocommercial Properties NV, (3)	3,601,435

4,543,374	Frasers Centrepoint Trust, (3)	5,905,153

387,974	Inland Real Estate Corporation	4,120,284

295,521	OneREIT	709,062

1,152,333	Plaza Retail REIT	3,914,118

1,171,704	Scentre Group, (3)	3,553,946

89,054	Smart Real Estate Investment Trust	1,943,008

67,003	Urstadt Biddle Properties Inc.	1,289,138

184,036	WP GLIMCHER, Inc.	1,952,622
	Total Retail	34,540,870

	Specialized – 0.8%

34,670	Digital Realty Trust Inc.	2,621,745

25,131	Entertainment Properties Trust	1,468,907

2,481,078	Keppel DC REIT, (3)	1,773,968

38	Nuveen Investments

Shares	Description (1)			Value

	Specialized (continued)

55,258	National Storage Affiliates Trust			$946,571
	Total Specialized			6,811,191
	Total Real Estate Investment Trust Common Stocks (cost $153,697,953)			153,094,650

Shares	Description (1)	Coupon	Ratings (4)	Value

	CONVERTIBLE PREFERRED SECURITIES – 8.5%

	Electric Utilities – 2.0%

152,668	Exelon Corporation	6.500%	BBB–	$6,178,474

181,348	NextEra Energy Inc.	6.371%	BBB	9,580,615

15,412	NextEra Energy Inc.	5.799%	BBB	842,112
	Total Electric Utilities			16,601,201

	Gas Utilities – 0.1%

22,712	Laclede Group, Inc., (3)	6.750%	N/R	1,254,384

	Independent Power & Renewable Electricity Producers – 0.3%

44,523	Dynegy Inc.	5.375%	N/R	2,231,938

	Multi-Utilities – 2.1%

18,259	Black Hills Corp	7.750%	N/R	1,012,096

353,171	Dominion Resources Inc.	6.375%	Baa3	16,980,462
	Total Multi-Utilities			17,992,558

	Oil, Gas & Consumable Fuels – 0.5%

97,440	Anadarko Petroleum Corporation	7.500%	N/R	3,308,088

17,001	Kinder Morgan Inc, Delaware	9.750%	N/R	685,140
	Total Oil, Gas & Consumable Fuels			3,993,228

	Real Estate Investment Trust – 3.5%

157,292	Alexandria Real Estate Equities Inc., (3)	7.000%	Baa3	4,323,076

108,387	American Tower Corporation	5.500%	N/R	10,947,086

257,534	EPR Properties Inc.	9.000%	BB	7,932,047

51,521	EPR Properties Inc.	5.750%	BB	1,236,504

34,801	Equity Commonwealth	6.500%	Ba1	860,977

2,646	FelCor Lodging Trust Inc., Series A	1.950%	CCC	66,547

13,213	Lexington Corporate Properties Trust, Series B	6.500%	N/R	627,618

62,856	Ramco-Gershenson Properties Trust	7.250%	N/R	3,843,644
	Total Real Estate Investment Trust			29,837,499
	Total Convertible Preferred Securities (cost $77,625,654)			71,910,808

Shares	Description (1)	Coupon	Ratings (4)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 21.9%

	Banks – 0.2%

46,916	Wells Fargo REIT	6.375%	BBB+	$1,227,792

Nuveen Investments	39

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Coupon	Ratings (4)	Value

	Electric Utilities – 4.5%

24,320	APT Pipelines Limited, (3)	6.665%	N/R	$1,851,947

156,533	Entergy Arkansas Inc., (3)	6.450%	BB+	4,050,291

136,281	Entergy Texas Inc.	5.625%	A–	3,567,837

85,974	Integrys Energy Group Inc., (3)	6.000%	Baa1	2,216,521

66,199	NextEra Energy Inc.	5.700%	BBB	1,694,694

95,267	NextEra Energy Inc.	5.625%	BBB	2,419,782

142,050	NextEra Energy Inc.	5.000%	BBB	3,518,579

156,669	Pacific Gas & Electric Corporation	6.000%	BBB+	4,543,401

399,486	PPL Capital Funding, Inc.	5.900%	BBB	10,306,739

159,520	SCE Trust I	5.625%	Baa1	4,037,451
	Total Electric Utilities			38,207,242

	Oil, Gas & Consumable Fuels – 0.1%

56,915	Nustar Logistics Limited Partnership	7.625%	Ba2	1,179,279

	Real Estate Investment Trust – 17.1%

68,914	American Homes 4 Rent	5.000%	N/R	1,771,090

99,853	American Homes 4 Rent	5.000%	N/R	2,607,162

37,183	Apartment Investment & Management Company	6.875%	BB	953,372

85,806	Apollo Commercial Real Estate Finance	8.625%	N/R	2,219,801

102,738	Arbor Realty Trust Incorporated	7.375%	N/R	2,527,355

90,835	CBL & Associates Properties Inc.	7.375%	BB	2,297,217

313,430	CBL & Associates Properties Inc.	6.625%	BB	7,820,079

421,168	Cedar Shopping Centers Inc., Series A	7.250%	N/R	10,402,850

12,916	Chesapeake Lodging Trust	7.750%	N/R	332,845

271,389	Colony Financial Inc.	7.125%	N/R	5,946,133

71,408	Colony Financial Inc.	8.500%	N/R	1,783,058

65,052	Colony Financial Inc.	7.500%	N/R	1,591,172

94,518	Coresite Realty Corporation	7.250%	N/R	2,503,782

55,632	Corporate Office Properties Trust	7.375%	BB	1,430,299

52,397	DDR Corporation	6.500%	Baa3	1,320,404

290,812	Digital Realty Trust Inc.	6.350%	Baa3	7,468,052

43,223	EPR Properties Inc.	6.625%	Baa3	1,093,974

55,678	Equity Commonwealth	7.250%	Ba1	1,424,800

164,491	General Growth Properties	6.375%	N/R	4,079,377

151,059	Gramercy Property Trust Inc.	7.125%	N/R	3,746,263

25,581	Hersha Hospitality Trust	8.000%	N/R	647,967

184,667	Hersha Hospitality Trust	6.875%	N/R	4,598,208

1,635	Inland Real Estate Corporation	8.125%	N/R	41,333

284,155	Inland Real Estate Corporation	6.950%	N/R	7,137,974

40	Nuveen Investments

Shares		Description (1)	Coupon		Ratings (4)	Value

		Real Estate Investment Trust (continued)

168,554		Investors Real Estate Trust	7.950%		N/R	$4,296,441

5,973		Kimco Realty Corporation,	5.500%		Baa2	147,414

1,020		LaSalle Hotel Properties	7.500%		N/R	25,500

79,677		LaSalle Hotel Properties	6.375%		N/R	2,029,373

28,327		Monmouth Real Estate Investment Corp	7.875%		N/R	735,935

14,422		National Retail Properties Inc.	5.700%		Baa2	357,810

14,026		Northstar Realty Finance Corporation	8.875%		N/R	332,416

214,376		Northstar Realty Finance Corporation	8.750%		N/R	5,048,555

301,435		Pebblebrook Hotel Trust	6.500%		N/R	7,623,291

10,174		Post Properties, Inc., Series A	8.500%		Baa3	628,346

20,973		PS Business Parks, Inc.	5.750%		BBB	526,422

53,552		Rait Financial Trust	7.125%		N/R	1,163,149

29,672		Regency Centers Corporation	6.000%		Baa2	758,416

133,679		Retail Properties of America	7.000%		BB	3,435,550

38,575		Sabra Health Care Real Estate Investement Trust	7.125%		BB–	974,019

87,585		Saul Centers, Inc.	6.875%		N/R	2,290,348

112,192		SL Green Realty Corporation	6.500%		Ba1	2,856,408

35,749		Summit Hotel Properties Inc.	9.250%		N/R	925,542

119,567		Summit Hotel Properties Inc.	7.875%		N/R	3,068,089

230,214		Summit Hotel Properties Inc.	7.125%		N/R	5,881,968

2,157		Sun Communities Inc.	7.125%		N/R	55,564

140,009		Taubman Centers Incorporated, Series K	6.250%		N/R	3,570,230

191,716		Taubman Centers Incorporated., Series J	6.500%		N/R	4,892,592

28,912		Terreno Realty Corporation	7.750%		BB	738,412

124,194		Urstadt Biddle Properties	7.125%		N/R	3,211,657

248,415		Urstadt Biddle Properties	6.750%		N/R	6,515,926

13,697		VEREIT, Inc.	6.700%		N/R	336,947

84,385		WP GLIMCHER, Inc.	7.500%		Ba1	2,163,631

175,176		WP GLIMCHER, Inc.	6.875%		Ba1	4,409,180
		Total Real Estate Investment Trust				144,743,698
		Total $25 Par (or similar) Retail Preferred (cost $186,054,826)				185,358,011

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		CORPORATE BONDS – 16.3%

		Commercial Services & Supplies – 1.3%

$2,630		ADS Waste Holdings Inc.	8.250%	10/01/20	CCC+	$2,649,723

2,865		Casella Waste Systems Inc.	7.750%	2/15/19	B–	2,843,513

2,975		Covanta Holding Corporation	5.875%	3/01/24	Ba3	2,692,375

3,670	CAD	GFL Environmental Corporation, 144A	7.500%	6/18/18	B	2,599,263

Nuveen Investments	41

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Commercial Services & Supplies (continued)

1,435	EUR	Waste Italia SPA, 144A	10.500%	11/15/19	Caa2	$593,384
		Total Commercial Services & Supplies				11,378,258

		Communications Equipment – 0.1%

$1,945		Goodman Networks Inc.	12.125%	7/01/18	CCC+	525,150

		Construction & Engineering – 0.6%

2,455		AECOM Technology Corporation	5.875%	10/15/24	BB–	2,504,100

24,000	NOK	VV Holding AS, 144A	6.360%	7/10/19	N/R	2,602,986
		Total Construction & Engineering				5,107,086

		Consumer Finance – 0.2%

2,035		Covenant Surgical Partners Inc., 144A	8.750%	8/01/19	B–	1,984,125

		Diversified Financial Services – 0.3%

2,650		Jefferies LoanCore LLC Finance Corporation, 144A	6.875%	6/01/20	B	2,517,500

		Diversified Telecommunication Services – 1.2%

2,620		CyrusOne LP Finance	6.375%	11/15/22	B+	2,698,600

3,020		IntelSat Jackson Holdings	7.500%	4/01/21	B+	2,627,400

2,283		Qualitytech LP/QTS Finance Corp.	5.875%	8/01/22	BB–	2,328,660

2,900		SBA Communications Corporation	4.875%	7/15/22	B	2,856,500
		Total Diversified Telecommunication Services				10,511,160

		Electric Utilities – 0.5%

3,390		Intergen NV, 144A	7.000%	6/30/23	B+	2,686,575

2,290		PPL Energy Supply LLC, 144A	6.500%	6/01/25	Ba3	1,511,400
		Total Electric Utilities				4,197,975

		Energy Equipment & Services – 0.4%

3,050		Compressco Partners LP / Compressco Finance Corporation	7.250%	8/15/22	B	2,257,000

1,255		Exterran Partners LP / EXLP Finance Corporation	6.000%	10/01/22	B1	1,022,825
		Total Energy Equipment & Services				3,279,825

		Gas Utilities – 1.1%

2,105		AmeriGas Finance LLC	7.000%	5/20/22	Ba2	2,036,588

3,075		Ferrellgas LP	6.750%	1/15/22	B+	2,590,688

2,645		LBC Tank Terminals Holdings Netherlands BV, 144A	6.875%	5/15/23	B	2,618,550

2,129		Suburban Propane Partners LP	5.750%	3/01/25	BB–	1,724,490
		Total Gas Utilities				8,970,316

		Health Care Equipment & Supplies – 0.2%

1,721		Tenet Healthcare Corporation	6.750%	2/01/20	B3	1,634,950

		Health Care Providers & Services – 1.9%

2,600		Acadia Healthcare	5.625%	2/15/23	B–	2,457,000

2,390		Community Health Systems, Inc.	6.875%	2/01/22	B+	2,267,513

42	Nuveen Investments

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Health Care Providers & Services (continued)

$2,535		HCA Inc.	5.375%	2/01/25	BB	$2,503,313

1,925		IASIS Healthcare Capital Corporation	8.375%	5/15/19	CCC+	1,771,000

2,910		Kindred Healthcare Inc.	6.375%	4/15/22	B2	2,415,300

2,600		Select Medical Corporation	6.375%	6/01/21	B–	2,275,000

2,915		Surgical Care Affiliates Inc., 144A	6.000%	4/01/23	B–	2,842,125
		Total Health Care Providers & Services				16,531,251

		Independent Power & Renewable Electricity Producers – 0.5%

1,760		Dynegy Inc.	7.625%	11/01/24	B+	1,504,448

3,530		GenOn Energy Inc.	9.500%	10/15/18	B–	2,851,640
		Total Independent Power & Renewable Electricity Producers				4,356,088

		Internet Software & Services – 0.4%

3,020		Equinix Inc.	5.750%	1/01/25	BB	3,087,950

		IT Services – 0.4%

3,185		Zayo Group LLC / Zayo Capital Inc.	6.000%	4/01/23	B–	3,009,825

		Marine – 0.3%

3,650		Navios South American Logisitics Inc., Finance US Inc., 144A	7.250%	5/01/22	B	2,390,750

		Multi-Utilities – 0.9%

3,515		Dominion Resources Inc.	5.750%	10/01/54	BBB	3,443,997

2,700	GBP	RWE AG, Reg S	7.000%	12/31/49	BBB–	3,890,245
		Total Multi-Utilities				7,334,242

		Oil, Gas & Consumable Fuels – 3.2%

3,235		Calumet Specialty Products	7.625%	1/15/22	B+	2,749,750

2,087		Crestwood Midstream Partners LP	6.125%	3/01/22	BB	1,450,465

3,335		DCP Midstream LLC, 144A	5.850%	5/21/43	BB–	2,551,275

3,115		Energy Transfer Equity LP	5.500%	6/01/27	BB+	2,367,400

2,330		Gibson Energy, 144A	6.750%	7/15/21	BB	2,230,975

2,265		Global Partners LP/GLP Finance	6.250%	7/15/22	B+	1,812,000

2,732		Martin Mid-Stream Partners LP Finance	7.250%	2/15/21	B–	2,404,160

1,921		NGL Energy Partners LP/Fin Co	5.125%	7/15/19	BB–	1,517,590

1,088		NGL Energy Partners LP/Fin Co	6.875%	10/15/21	BB–	816,000

1,565		Niska Gas Storage Canada ULC Finance Corporation	6.500%	4/01/19	CCC+	1,349,813

1,646		Northern Tier Energy LLC	7.125%	11/15/20	BB–	1,662,460

1,000		PBF Holding Company LLC	8.250%	2/15/20	BBB–	1,035,000

2,422		Rose Rock Midstream LP / Rose Rock Finance Corporation	5.625%	7/15/22	B1	1,719,620

1,469		Sabine Pass Liquefaction LLC	6.250%	3/15/22	BB+	1,358,825

1,518		Summit Midstream Holdings LLC Finance	7.500%	7/01/21	B	1,290,300

411		Western Refining Inc.	6.250%	4/01/21	B+	394,560
		Total Oil, Gas & Consumable Fuels				26,710,193

Nuveen Investments	43

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Real Estate Investment Trust – 1.4%

$2,490		Communications Sales & Leasing Inc.	8.250%	10/15/23	BB	$2,122,725

2,600		Corporate Office Properties LP	5.000%	7/01/25	BBB–	2,555,571

2,165		Corrections Corporation of America	5.000%	10/15/22	Baa3	2,154,175

2,680		DuPont Fabros Technology LP	5.625%	6/15/23	Ba1	2,706,800

2,155		Geo Group Inc.	5.875%	10/15/24	BB–	2,090,350
		Total Real Estate Investment Trust				11,629,621

		Real Estate Management & Development – 0.5%

1,760		Hunt Companies Inc., 144A	9.625%	3/01/21	N/R	1,592,800

2,865		Kennedy-Wilson Holdings Incorporated	5.875%	4/01/24	BB–	2,764,725
		Total Real Estate Management & Development				4,357,525

		Road & Rail – 0.3%

2,860		Watco Companies LLC Finance, 144A	6.375%	4/01/23	B	2,817,100

		Software – 0.3%

2,870		SixSigma Networks Mexico SA de CV, 144A	8.250%	11/07/21	B+	2,740,850

		Wireless Telecommunication Services – 0.3%

2,485		Inmarsat Finance PLC, 144A	4.875%	5/15/22	BB+	2,422,875
		Total Corporate Bonds (cost $156,475,183)				137,494,615

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		$1,000 PAR (OR SIMILAR) INSTITUTIONAL PREFERRED – 5.1%

		Construction & Engineering – 0.9%

$7,417		PHBS Limited	6.625%	N/A (6)	N/R	$7,428,496

		Electric Utilities – 2.1%

5,300		AES Gener SA, 144A	8.375%	12/18/73	BB	5,300,000

1,320		Electricite de France, 144A	5.625%	N/A (6)	Baa1	1,255,320

1,358		Electricite de France, 144A	5.250%	N/A (6)	Baa1	1,276,520

2,000	GBP	Electricite de France S.A, Reg S	6.000%	N/A (6)	Baa1	2,822,200

3,230		Enel SpA, 144A	8.750%	9/24/73	BBB–	3,678,163

2,273		FPL Group Capital Inc.	6.350%	10/01/66	BBB	1,626,332

1,230	GBP	NGG Finance PLC, Reg S	5.625%	6/18/73	BBB	1,868,904
		Total Electric Utilities				17,827,439

		Energy Equipment & Services – 1.7%

3,300	EUR	Origin Energy Finance Limited, Reg S	7.875%	6/16/71	BB	3,462,333

11,470		Transcanada Trust	5.625%	5/20/75	BBB	10,604,978
		Total Energy Equipment & Services				14,067,311

		Transportation Infrastructure – 0.0%

300	EUR	Eurogate GmbH	6.750%	N/A (6)	N/R	336,748

44	Nuveen Investments

Principal Amount (000) (5)		Description (1)	Coupon	Maturity	Ratings (4)	Value

		Water Utilities – 0.4%

2,160	GBP	Pennon Group PLC, Reg S	6.750%	N/A (6)	N/R	$3,296,138
		Total $1,000 Par (or similar) Institutional Preferred (cost $46,747,332)				42,956,132

Shares		Description (1)				Value

		COMMON STOCK RIGHTS – 0.0%

		Real Estate Investment Trust – 0.0%

51,945		Ascendas Real Estate Investment Trust, (8)				$2,044
		Total Common Stock Rights (cost $0)				2,044

Shares		Description (1), (7)				Value

		INVESTMENT COMPANIES – 1.8%

1,362,880		John Laing Infrastructure Fund				$2,343,034

27,210,617		Keppel Infrastructure Trust				9,765,174

1,937,797		Starwood European Real Estate Finance Limited				3,074,524
		Total Investment Companies (cost $16,419,579)				15,182,732
		Total Long-Term Investments (cost $869,175,821)				830,107,986

Principal Amount (000)		Description (1)	Coupon	Maturity		Value

		SHORT-TERM INVESTMENTS – 0.5%

		REPURCHASE AGREEMENTS – 0.5%

$4,730		Repurchase Agreement with Fixed Income Clearing Corporation, dated 12/31/15, repurchase price $4,729,625, collateralized by $4,680,000 U.S. Treasury Bonds, 3.125%, due 2/15/43, value $4,825,454	0.030%	1/04/16		$4,729,609
		Total Short-Term Investments (cost $4,729,609)				4,729,609
		Total Investments (cost $873,905,430) – 98.7%				834,837,595
		Other Assets Less Liabilities – 1.3% (9)				10,676,317
		Net Assets – 100%				$845,513,912

Investments in Derivatives as of December 31, 2015

Futures Contracts outstanding:

Description	Contract Position	Number of Contracts	Contract Expiration	Notional Amount at Value	Variation Margin Receivable/ (Payable)	Unrealized Appreciation (Depreciation)
U.S. Treasury 5-Year Note	Short	(103)	3/16	$(12,186,992)	$(14,484)	$29,714

Nuveen Investments	45

Nuveen Real Asset Income Fund (continued)

Portfolio of Investments	December 31, 2015

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(4)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(5)	Principal Amount (000) denominated in U.S. Dollars, unless otherwise noted.

(6)	Perpetual security. Maturity date is not applicable.

(7)	A copy of the most recent financial statements for these investment companies can be obtained directly from the Securities and Exchange Commission (“SEC”) on its website at http://www.sec.gov.

(8)	Investment valued at fair value using methods determined in good faith by, or at the discretion of, the Board. For fair value measurement disclosure purposes, investment classified as Level 3. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(9)	Other assets less liabilities includes the unrealized appreciation (depreciation) of certain over-the-counter derivatives as presented on the Statement of Assets and Liabilities. The unrealized appreciation (depreciation) of exchange-cleared and exchange-traded derivatives is recognized as part of the cash collateral at brokers and/or the receivable or payable for variation margin as presented on the Statement of Assets and Liabilities, when applicable.

144A	Investment is exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These investments may only be resold in transactions exempt from registration, which are normally those transactions with qualified institutional buyers.

ADR	American Depositary Receipt

REIT	Real Estate Investment Trust

Reg S	Regulation S allows U.S. companies to sell securities to persons or entities located outside of the United States without registering those securities with the SEC. Specifically, Regulation S provides a safe harbor from the registration requirements of the Securities Act for the offers and sales of securities by both foreign and domestic issuers that are made outside the United States.

CAD	Canadian Dollar

EUR	Euro

GBP	Pound Sterling

NOK	Norwegian Krone

See accompanying notes to financial statements.

46	Nuveen Investments

Nuveen Real Estate Securities Fund

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	LONG-TERM INVESTMENTS – 96.3%

	COMMON STOCKS – 2.3%

	Health Care Providers & Services – 0.2%

352,249	Capital Senior Living Corporation, (2)	$7,347,914

	Hotels, Restaurants & Leisure – 0.3%

1,047,869	Extended Stay America Inc.	16,661,117

	Real Estate Management & Development – 0.7%

1,419,688	Forest City Enterprises, Inc., (2)	31,133,758

	Wireless Telecommunication Services – 1.1%

503,285	SBA Communications Corporation, (2)	52,880,155
	Total Common Stocks (cost $103,750,555)	108,022,944

Shares	Description (1)	Value

	REAL ESTATE INVESTMENT TRUST COMMON STOCKS – 94.0%

	Diversified – 4.5%

103,358	American Assets Trust Inc	$3,963,779

95,517	Armada Hoffler Properties Inc.	1,001,018

2,301,493	Cousins Properties, Inc.	21,703,079

3,302,146	Liberty Property Trust	102,531,633

614,997	PS Business Parks Inc., (3)	53,769,188

903,003	STORE Capital Corporation	20,949,670

1,123,114	VEREIT, Inc.	8,895,063

30,998	Washington Real Estate Investment Trust	838,806

39,233	WP Carey Inc.	2,314,747
	Total Diversified	215,966,983

	Health Care – 7.1%

400,053	Care Capital Properties, Inc.	12,229,620

406,308	CareTrust REIT Inc.	4,449,073

944,518	Healthcare Trust of America Inc., Class A	25,473,650

185,753	LTC Properties Inc.	8,013,384

122,869	National Health Investors Inc.	7,479,036

74,780	Omega Healthcare Investors Inc.	2,615,804

9,447,788	Parkway Life Real Estate Investment Trust, (4)	15,507,239

2,413,126	Physicians Realty Trust, (3)	40,685,304

38,901	Universal Health Realty Income Trust	1,945,439

1,144,049	Ventas Inc., (3)	64,558,685

2,298,498	Welltower Inc., (3)	156,366,819
	Total Health Care	339,324,053

Nuveen Investments	47

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)	Value

	Hotels – 4.5%

173,839	Chatham Lodging Trust	$3,560,223

941,764	Chesapeake Lodging Trust	23,694,782

2,584,471	DiamondRock Hospitality Company	24,940,145

1,861,446	Hersha Hospitality Trust	40,505,065

1,886,996	Host Hotels & Resorts Inc.	28,946,519

19,425	LaSalle Hotel Properties	488,733

1,349,130	Pebblebrook Hotel Trust	37,802,623

410,625	RLJ Lodging Trust	8,881,819

847,068	Summit Hotel Properties Inc.	10,122,463

2,861,889	Sunstone Hotel Investors Inc.	35,744,994
	Total Hotels	214,687,366

	Industrial – 6.1%

1,163,751	DCT Industrial Trust Inc.	43,489,375

60,643	EastGroup Properties Inc.	3,372,357

4,429,777	Prologis Inc.	190,126,029

1,220,441	STAG Industrial Inc.	22,517,136

1,014,514	Terreno Realty Corporation	22,948,307

39,724	Blackstone Mortgage Trust Inc, Class A	1,063,014

370,814	Starwood Property Trust Inc.	7,623,936
	Total Industrial	291,140,154

	Office – 14.8%

26,526	Alexandria Real Estate Equities Inc.	2,396,889

561,998	Boston Properties, Inc.	71,677,225

3,194,754	Brandywine Realty Trust	43,640,340

679,114	Corporate Office Properties	14,825,059

491,748	Douglas Emmett Inc., (3)	15,332,703

1,231,460	Highwoods Properties, Inc., (3)	53,691,656

1,993	Hudson Pacific Properties Inc.	56,083

1,294,498	Kilroy Realty Corporation	81,915,833

103,488	Mack-Cali Realty Corporation	2,416,445

3,523,858	Paramount Group Inc.	63,781,830

890,490	Parkway Properties Inc., (3)	13,918,359

1,525,864	SL Green Realty Corporation	172,392,115

1,667,496	Vornado Realty Trust, (3)	166,682,900
	Total Office	702,727,437

	Residential – 17.9%

728,099	American Campus Communities Inc.	30,099,613

336,420	Apartment Investment & Management Company, Class A	13,466,893

1,282,569	AvalonBay Communities, Inc.	236,159,430

48	Nuveen Investments

Shares	Description (1)	Value

	Residential (continued)

328,032	Camden Property Trust	$25,179,736

182,999	Colony Starwood Homes	4,143,097

427,947	Education Realty Trust Inc.	16,210,632

706,233	Equity Lifestyles Properties Inc.	47,084,554

2,968,347	Equity Residential	242,187,432

694,443	Essex Property Trust Inc.	166,256,599

518,240	Post Properties, Inc.	30,659,078

369,677	Sun Communities Inc.	25,333,965

468,078	UDR Inc.	17,585,690
	Total Residential	854,366,719

	Retail – 26.2%

1,142,182	Acadia Realty Trust	37,863,333

143,508	Agree Realty Corporation, (3)	4,877,837

9,412	Alexander’s Inc.	3,615,243

156,908	Brixmor Property Group Inc.	4,051,365

1,047,909	Cedar Shopping Centers Inc.	7,419,196

2,625,585	Developers Diversified Realty Corporation, (3)	44,214,851

1,430,101	Equity One Inc.	38,827,242

619,492	Federal Realty Investment Trust	90,507,781

5,133,998	General Growth Properties Inc.	139,696,086

862,786	Inland Real Estate Corporation	9,162,787

956,917	Kimco Realty Corporation	25,320,024

1,397,925	Kite Realty Group Trust	36,248,195

506,329	Macerich Company, (3)	40,855,687

1,468,380	National Retail Properties, Inc., (3)	58,808,619

2,384,428	Ramco-Gershenson Properties Trust	39,605,349

926,659	Regency Centers Corporation	63,124,011

151,728	Retail Opportunity Investments Corporation	2,715,931

1,684,760	Retail Properties of America Inc.	24,883,905

2,238,649	Simon Property Group, Inc., (3)	435,282,912

1,284,520	Tanger Factory Outlet Centers	42,003,804

956,547	Urban Edge Properties	22,431,027

1,078,144	Urstadt Biddle Properties Inc.	20,743,491

1,331,395	Weingarten Realty Trust, (3)	46,039,639

272,718	Westfield Corporation, (4)	1,876,273

473,970	WP GLIMCHER, Inc.	5,028,822
	Total Retail	1,245,203,410

	Specialized – 12.9%

645,827	CubeSmart	19,775,223

Nuveen Investments	49

Nuveen Real Estate Securities Fund (continued)

Portfolio of Investments	December 31, 2015

Shares	Description (1)			Value

	Specialized (continued)

278,253	Digital Realty Trust Inc.			$21,041,492

203,540	Equinix Inc.			61,550,496

581,014	Extra Space Storage Inc., (3)			51,251,245

1,435,411	Public Storage, Inc., (3)			355,551,303

976,964	Sovran Self Storage Inc., (3)			104,838,007
	Total Specialized			614,007,766
	Total Real Estate Investment Trust Common Stocks (cost $3,285,931,702)			4,477,423,888

Shares	Description (1)	Coupon	Ratings (5)	Value

	$25 PAR (OR SIMILAR) RETAIL PREFERRED – 0.0%

	Real Estate Investment Trust – 0.0%

97,367	Summit Hotel Properties Inc.	7.875%	N/R	$2,498,437
	Total $25 Par (or similar) Retail Preferred (cost $2,434,175)			2,498,437
	Total Long-Term Investments (cost $3,392,116,432)			4,587,945,269

Shares	Description (1)			Value

	INVESTMENTS PURCHASED WITH COLLATERAL FROM SECURITIES LENDING – 3.3%

	Money Market Funds – 3.3%

157,965,238	Mount Vernon Securities Lending Prime Portfolio, 0.473%, (6), (7)			$157,965,238
	Total Investments Purchased with Collateral from Securities Lending (cost $157,965,238)			157,965,238

Shares	Description (1)			Value

	SHORT-TERM INVESTMENTS – 3.6%

	Money Market Funds – 3.6%

169,725,160	First American Treasury Obligations Fund, Class Z, 0.108%, (6)			$169,725,160
	Total Short-Term Investments (cost $169,725,160)			169,725,160
	Total Investments (cost $3,719,806,830) – 103.2%			4,915,635,667
	Other Assets Less Liabilities – (3.2)%			(154,187,429)
	Net Assets – 100%			$4,761,448,238

For Fund portfolio compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by Fund management. This definition may not apply for purposes of this report, which may combine industry sub-classifications into sectors for reporting ease.

(1)	All percentages shown in the Portfolio of Investments are based on net assets.

(2)	Non-income producing; issuer has not declared a dividend within the past twelve months.

(3)	Investment, or a portion of investment, is out on loan for securities lending. The total value of the securities out on loan as of the end of the reporting period was $152,711,404.

(4)	For fair value measurement disclosure purposes, investment classified as Level 2. See Notes to Financial Statements, Note 2 – Investment Valuation and Fair Value Measurements for more information.

(5)	Ratings (not covered by the report of independent registered public accounting firm): Using the highest of Standard & Poor’s Group (“Standard & Poor’s”), Moody’s Investors Service, Inc. (“Moody’s”) or Fitch, Inc. (“Fitch”) rating. Ratings below BBB by Standard & Poor’s, Baa by Moody’s or BBB by Fitch are considered to be below investment grade. Holdings designated N/R are not rated by any of these national rating agencies.

(6)	The rate shown is the annualized seven-day effective yield as of the end of the reporting period.

(7)	The Fund may loan securities representing up to one third of the fair value of its total assets (which includes collateral for securities on loan) to broker dealers, banks, and other institutions. The Fund maintains collateral equal to at least 100% of the fair value of the securities loaned. The cash collateral received by the Fund is invested in this money market fund. See Notes to Financial Statements, Note 3 – Portfolio Securities and Investments in Derivatives, Securities Lending for more information.

REIT	Real Estate Investment Trust

See accompanying notes to financial statements.

50	Nuveen Investments

Statement of

Assets and Liabilities	December 31, 2015

	Global Infrastructure	Real Asset Income	Real Estate Securities
Assets
Long-term investments, at value (cost $604,960,180, $869,175,821 and $3,392,116,432, respectively)	$628,920,297	$830,107,986	$4,587,945,269
Short-term investments, at value (cost approximates value)	3,648,118	4,729,609	169,725,160
Investment purchased with collateral from securities lending, at value (cost approximates value)	—	—	157,965,238
Cash	22,062	53,268	—
Cash collateral at brokers(1)	—	106,920	—
Cash denominated in foreign currencies (cost $—, $167,555 and $—, respectively)	—	169,462	—
Receivable for:
Dividends	1,909,085	4,152,152	24,000,642
Due from broker	—	—	27,574
Interest	3	3,656,371	5,370
Investments sold	11,062,821	7,712,287	62,765,096
Reclaims	139,975	120,189	22,762
Shares sold	2,516,111	5,250,767	10,058,288
Other assets	58,214	70,517	219,376
Total assets	648,276,686	856,129,528	5,012,734,775
Liabilities
Cash overdraft	—	—	69
Payable for:
Collateral from securities lending program	—	—	157,965,238
Dividends	26	254,864	1,128
Investments purchased	8,746,695	5,054,093	58,803,368
Shares redeemed	7,753,276	4,226,214	28,401,811
Variation margin on futures contracts	—	14,484	—
Accrued expenses:
Management fees	374,770	532,131	3,323,781
Directors fees	20,786	11,877	183,720
12b-1 distribution and service fees	80,236	143,076	249,675
Other	557,285	378,877	2,357,747
Total liabilities	17,533,074	10,615,616	251,286,537
Net assets	$630,743,612	$845,513,912	$4,761,448,238
Class A Shares
Net assets	$287,423,952	$161,064,245	$690,024,796
Shares outstanding	29,468,763	7,363,226	30,452,196
Net asset value (“NAV”) per share	$9.75	$21.87	$22.66
Offering price per share (NAV per share plus maximum sales charge of 5.75% of offering price)	$10.34	$23.20	$24.04
Class C Shares
Net assets	$22,306,990	$129,301,013	$93,499,286
Shares outstanding	2,302,997	5,907,649	4,228,966
NAV and offering price per share	$9.69	$21.89	$22.11
Class R3 Shares
Net assets	$606,947	—	$57,416,194
Shares outstanding	61,312	—	2,496,551
NAV and offering price per share	$9.90	—	$23.00
Class R6 Shares
Net assets	—	—	$254,414,471
Shares outstanding	—	—	11,025,974
NAV and offering price per share	—	—	$23.07
Class I Shares
Net assets	$320,405,723	$555,148,654	$3,666,093,491
Shares outstanding	32,923,205	25,377,336	159,636,237
NAV and offering price per share	$9.73	$21.88	$22.97
Net assets consist of:
Capital paid-in	$621,037,207	$915,027,447	$3,558,692,458
Undistributed (Over-distribution of) net investment income	(192,373)	(317,315)	(4,204,775)
Accumulated net realized gain (loss)	(14,047,578)	(30,132,558)	11,131,718
Net unrealized appreciation (depreciation)	23,946,356	(39,063,662)	1,195,828,837
Net assets	$630,743,612	$845,513,912	$4,761,448,238
Authorized shares – per class	2 billion	2 billion	2 billion
Par value per share	$0.0001	$0.0001	$0.0001

(1)	Cash pledged to collateralize the net payment obligations for investment in derivatives.

See accompanying notes to financial statements.

Nuveen Investments	51

Statement of

Operations	Year Ended December 31, 2015

	Global Infrastructure	Real Asset Income	Real Estate Securities
Investment Income
Dividend (net of foreign tax withheld of $1,519,165, $1,294,541 and $37,082, respectively)	$21,156,140	$34,624,047	$132,450,633
Interest (net of foreign tax withheld of $—, $740 and $—, respectively)	790	12,075,899	5,375
Securities lending income, net	—	—	287,366
Total investment income	21,156,930	46,699,946	132,743,374
Expenses
Management fees	6,279,324	5,868,092	41,290,220
12b-1 service fees – Class A	749,280	385,816	1,807,518
12b-1 distribution and service fees – Class C	246,324	1,120,371	936,598
12b-1 distribution and service fees – Class R3	3,489	—	320,735
Shareholder servicing agent fees	1,331,312	824,262	8,670,423
Custodian fees	349,708	252,120	699,676
Directors fees	17,573	21,215	126,821
Professional fees	92,766	78,570	404,133
Shareholder reporting expenses	160,073	132,616	917,349
Federal and state registration fees	108,760	148,728	194,420
Other	23,901	25,926	79,892
Total expenses before fee waiver/expense reimbursement	9,362,510	8,857,716	55,447,785
Fee waiver/expense reimbursement	(1,582,240)	(105,746)	—
Net expenses	7,780,270	8,751,970	55,447,785
Net investment income (loss)	13,376,660	37,947,976	77,295,589
Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments and foreign currency	(5,242,298)	(29,153,469)	297,766,181
Futures contracts	—	(230,312)	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(58,260,889)	(45,015,221)	(233,603,288)
Futures contracts	—	35,407	—
Net realized and unrealized gain (loss)	(63,503,187)	(74,363,595)	64,162,893
Net increase (decrease) in net assets from operations	$(50,126,527)	$(36,415,619)	$141,458,482

See accompanying notes to financial statements.

52	Nuveen Investments

Statement of

Changes in Net Assets

	Global Infrastructure		Real Asset Income
	Year Ended 12/31/15	Year Ended 12/31/14	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$13,376,660	$11,022,282	$37,947,976	$14,438,868
Net realized gain (loss) from:
Investments and foreign currency	(5,242,298)	40,883,863	(29,153,469)	7,595,091
Futures contracts	—	—	(230,312)	(210,314)
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(58,260,889)	21,130,314	(45,015,221)	8,674,423
Futures contracts	—	—	35,407	(5,693)
Net increase (decrease) in net assets from operations	(50,126,527)	73,036,459	(36,415,619)	30,492,375
Distributions to Shareholders
From net investment income:
Class A Shares	(5,742,790)	(3,819,651)	(7,210,315)	(3,681,453)
Class C Shares	(267,494)	(141,027)	(5,264,396)	(1,548,404)
Class R3 Shares	(10,452)	(4,296)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(7,449,963)	(7,453,335)	(24,669,751)	(9,160,890)
From accumulated net realized gains:
Class A Shares	(2,939,567)	(18,623,966)	(87,603)	(1,883,332)
Class C Shares	(226,933)	(1,791,187)	(63,961)	(1,021,448)
Class R3 Shares	(6,698)	(26,028)	—	—
Class R6 Shares	—	—	—	—
Class I Shares	(3,397,978)	(28,246,630)	(299,729)	(5,395,717)
Return of capital:
Class A Shares	—	—	(679,198)	—
Class C Shares	—	—	(495,896)	—
Class R3 Shares	—	—	—	—
Class R6 Shares	—	—	—	—
Class I Shares	—	—	(2,323,846)	—
Decrease in net assets from distributions to shareholders	(20,041,875)	(60,106,120)	(41,094,695)	(22,691,244)
Fund Share Transactions
Proceeds from sale of shares	219,472,222	329,294,352	662,083,323	446,399,912
Proceeds from shares issued to shareholders due to reinvestment of distributions	14,888,996	40,748,879	38,535,295	21,890,232
	234,361,218	370,043,231	700,618,618	468,290,144
Cost of shares redeemed	(201,971,824)	(367,002,126)	(304,591,153)	(81,593,986)
Net increase (decrease) in net assets from Fund share transactions	32,389,394	3,041,105	396,027,465	386,696,158
Net increase (decrease) in net assets	(37,779,008)	15,971,444	318,517,151	394,497,289
Net assets at the beginning of period	668,522,620	652,551,176	526,996,761	132,499,472
Net assets at the end of period	$630,743,612	$668,522,620	$845,513,912	$526,996,761
Undistributed (Over-distribution of) net investment income at the end of period	$(192,373)	$(60,070)	$(317,315)	$(261,314)

See accompanying notes to financial statements.

Nuveen Investments	53

Statement of Changes in Net Assets (continued)

	Real Estate Securities
	Year Ended 12/31/15	Year Ended 12/31/14
Operations
Net investment income (loss)	$77,295,589	$77,317,947
Net realized gain (loss) from:
Investments and foreign currency	297,766,181	370,849,129
Futures contracts	—	—
Change in net unrealized appreciation (depreciation) of:
Investments and foreign currency	(233,603,288)	777,281,964
Futures contracts	—	—
Net increase (decrease) in net assets from operations	141,458,482	1,225,449,040
Distributions to Shareholders
From net investment income:
Class A Shares	(11,083,720)	(10,366,524)
Class C Shares	(1,473,932)	(595,203)
Class R3 Shares	(967,928)	(819,654)
Class R6 Shares	(3,643,691)	(3,943,295)
Class I Shares	(59,164,505)	(63,254,516)
From accumulated net realized gains:
Class A Shares	(44,723,405)	(39,109,300)
Class C Shares	(5,947,397)	(4,772,983)
Class R3 Shares	(3,905,642)	(3,594,423)
Class R6 Shares	(14,702,489)	(12,128,607)
Class I Shares	(238,731,956)	(206,454,568)
Return of capital:
Class A Shares	—	—
Class C Shares	—	—
Class R3 Shares	—	—
Class R6 Shares	—	—
Class I Shares	—	—
Decrease in net assets from distributions to shareholders	(384,344,665)	(345,039,073)
Fund Share Transactions
Proceeds from sale of shares	1,272,872,284	1,615,169,552
Proceeds from shares issued to shareholders due to reinvestment of distributions	294,759,655	266,479,372
	1,567,631,939	1,881,648,924
Cost of shares redeemed	(1,809,523,366)	(1,469,247,528)
Net increase (decrease) in net assets from Fund share transactions	(241,891,427)	412,401,396
Net increase (decrease) in net assets	(484,777,610)	1,292,811,363
Net assets at the beginning of period	5,246,225,848	3,953,414,485
Net assets at the end of period	$4,761,448,238	$5,246,225,848
Undistributed (Over-distribution of) net investment income at the end of period	$(4,204,775)	$(7,734,434)

See accompanying notes to financial statements.

54	Nuveen Investments

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Nuveen Investments	55

Financial

Highlights

Global Infrastructure

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Total	Ending NAV
Class A (12/07)
Year Ended 12/31:
2015	$10.79	$0.19	$(0.93)	$(0.74)	$(0.20)	$(0.10)	$(0.30)	$9.75
2014	10.35	0.20	1.24	1.44	(0.16)	(0.84)	(1.00)	10.79
2013	9.56	0.21	1.17	1.38	(0.16)	(0.43)	(0.59)	10.35
2012	8.59	0.21	1.12	1.33	(0.20)	(0.16)	(0.36)	9.56
2011(d)	8.87	0.04	0.03	0.07	(0.13)	(0.22)	(0.35)	8.59
Year Ended 10/31:
2011	9.42	0.20	(0.11)	0.09	(0.16)	(0.48)	(0.64)	8.87
Class C (11/08)
Year Ended 12/31:
2015	10.71	0.11	(0.91)	(0.80)	(0.12)	(0.10)	(0.22)	9.69
2014	10.27	0.11	1.23	1.34	(0.06)	(0.84)	(0.90)	10.71
2013	9.49	0.13	1.17	1.30	(0.09)	(0.43)	(0.52)	10.27
2012	8.53	0.13	1.11	1.24	(0.12)	(0.16)	(0.28)	9.49
2011(d)	8.75	0.03	0.03	0.06	(0.06)	(0.22)	(0.28)	8.53
Year Ended 10/31:
2011	9.32	0.14	(0.12)	0.02	(0.11)	(0.48)	(0.59)	8.75
Class R3 (11/08)
Year Ended 12/31:
2015	10.95	0.17	(0.95)	(0.78)	(0.17)	(0.10)	(0.27)	9.90
2014	10.48	0.18	1.25	1.43	(0.12)	(0.84)	(0.96)	10.95
2013	9.68	0.19	1.18	1.37	(0.14)	(0.43)	(0.57)	10.48
2012	8.68	0.18	1.15	1.33	(0.17)	(0.16)	(0.33)	9.68
2011(d)	8.95	0.04	0.02	0.06	(0.11)	(0.22)	(0.33)	8.68
Year Ended 10/31:
2011	9.40	0.05	(0.02)	0.03	—	(0.48)	(0.48)	8.95
Class I (12/07)
Year Ended 12/31:
2015	10.77	0.22	(0.94)	(0.72)	(0.22)	(0.10)	(0.32)	9.73
2014	10.35	0.21	1.26	1.47	(0.21)	(0.84)	(1.05)	10.77
2013	9.57	0.24	1.17	1.41	(0.20)	(0.43)	(0.63)	10.35
2012	8.62	0.23	1.13	1.36	(0.25)	(0.16)	(0.41)	9.57
2011(d)	8.92	0.04	0.03	0.07	(0.15)	(0.22)	(0.37)	8.62
Year Ended 10/31:
2011	9.46	0.23	(0.12)	0.11	(0.17)	(0.48)	(0.65)	8.92

56	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(6.89)%	$287,424	1.45%		1.59%		1.22%		1.82%		133%
14.11	268,672	1.43		1.57		1.22		1.77		162
14.73	107,137	1.43		1.87		1.23		2.07		166
15.52	68,763	1.43		2.08		1.24		2.28		200
0.81	51,681	1.64	*	2.38	*	1.23	*	2.79	*	42

0.97	54,697	1.62		1.86		1.25		2.24		273

(7.50)	22,307	2.20		0.83		1.97		1.05		133
13.28	24,820	2.18		0.74		1.97		0.95		162
13.90	20,127	2.18		1.11		1.98		1.31		166
14.58	14,291	2.19		1.25		1.99		1.45		200
0.62	10,767	2.39	*	1.64	*	1.98	*	2.05	*	42

0.37	10,674	2.38		1.14		2.00		1.53		273

(7.10)	607	1.70		1.39		1.47		1.62		133
13.86	399	1.68		1.33		1.47		1.54		162
14.40	138	1.67		1.61		1.48		1.81		166
15.36	128	1.66		1.67		1.49		1.84		200
0.68	7	1.89	*	1.94	*	1.48	*	2.38	*	42

0.36	15	2.05		(0.03)		1.50		0.55		273

(6.67)	320,406	1.20		1.83		0.97		2.05		133
14.46	374,631	1.18		1.68		0.97		1.88		162
15.03	525,149	1.18		2.12		0.98		2.33		166
15.78	246,922	1.18		2.32		0.99		2.51		200
0.85	117,085	1.39	*	2.65	*	0.98	*	3.06	*	42

1.28	112,697	1.38		2.12		1.00		2.51		273

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	57

Financial Highlights (continued)

Real Asset Income

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date) Year Ended December 31,	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumulated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/11)
2015	$23.78	$1.08	$(1.80)	$(0.72)	$(1.08)	$(0.01)	$(0.10)	$(1.19)	$21.87
2014	22.01	1.15	2.18	3.33	(1.16)	(0.40)	—	(1.56)	23.78
2013	22.27	1.14	0.21	1.35	(1.12)	(0.49)	—	(1.61)	22.01
2012	20.38	1.22	2.21	3.43	(1.13)	(0.41)	—	(1.54)	22.27
2011(d)	20.00	0.26	0.35	0.61	(0.23)	—	—	(0.23)	20.38
Class C (9/11)
2015	23.79	0.92	(1.81)	(0.89)	(0.90)	(0.01)	(0.10)	(1.01)	21.89
2014	22.01	0.98	2.18	3.16	(0.98)	(0.40)	—	(1.38)	23.79
2013	22.26	0.99	0.19	1.18	(0.94)	(0.49)	—	(1.43)	22.01
2012	20.37	1.08	2.19	3.27	(0.97)	(0.41)	—	(1.38)	22.26
2011(d)	20.00	0.21	0.35	0.56	(0.19)	—	—	(0.19)	20.37
Class I (9/11)
2015	23.78	1.14	(1.79)	(0.65)	(1.14)	(0.01)	(0.10)	(1.25)	21.88
2014	22.01	1.27	2.12	3.39	(1.22)	(0.40)	—	(1.62)	23.78
2013	22.27	1.21	0.19	1.40	(1.17)	(0.49)	—	(1.66)	22.01
2012	20.38	1.24	2.24	3.48	(1.18)	(0.41)	—	(1.59)	22.27
2011(d)	20.00	0.27	0.36	0.63	(0.25)	—	—	(0.25)	20.38

58	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(e)

(3.19)%	$161,064	1.18%		4.68%		1.16%		4.69%		82%
15.40	115,322	1.25		4.77		1.17		4.85		86
6.13	49,174	1.34		4.87		1.17		5.05		141
17.22	10,365	1.68		5.06		1.17		5.57		177
3.06	52	2.12	*	3.34	*	1.18	*	4.28	*	65

(3.88)	129,301	1.92		3.99		1.91		4.01		82
14.54	65,928	2.00		4.07		1.92		4.14		86
5.38	24,648	2.09		4.19		1.92		4.37		141
16.36	4,479	2.33		4.51		1.92		4.92		177
2.82	51	2.87	*	2.59	*	1.93	*	3.53	*	65

(2.90)	555,149	0.93		4.97		0.91		4.98		82
15.69	345,747	0.99		5.29		0.92		5.37		86
6.40	58,677	1.10		5.11		0.92		5.29		141
17.50	27,343	1.52		5.10		0.92		5.70		177
3.13	10,159	1.87	*	3.60	*	0.93	*	4.54	*	65

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the period September 13, 2011 (commencement of operations) through December 31, 2011.
(e)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Note 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	59

Financial Highlights (continued)

Real Estate Securities

Selected data for a share outstanding throughout each period:

		Investment Operations			Less Distributions

Class (Commencement Date)	Beginning NAV	Net Investment Income (Loss)(a)	Net Realized/ Unrealized Gain (Loss)	Total	From Net Investment Income	From Accumu lated Net Realized Gains	Return of Capital	Total	Ending NAV
Class A (9/95)
Year Ended 12/31:
2015	$23.79	$0.32	$0.38	$0.70	$(0.37)	$(1.46)	$—	$(1.83)	$22.66
2014	19.46	0.32	5.62	5.94	(0.33)	(1.28)	—	(1.61)	23.79
2013	21.02	0.27	(0.06)	0.21	(0.29)	(1.35)	(0.13)	(1.77)	19.46
2012	18.76	0.28	3.07	3.35	(0.43)	(0.66)	—	(1.09)	21.02
2011(d)	18.84	0.09	0.05	0.14	(0.11)	(0.11)	—	(0.22)	18.76
Year Ended 10/31:
2011	17.58	0.29	1.43	1.72	(0.22)	(0.24)	—	(0.46)	18.84
Class C (2/00)
Year Ended 12/31:
2015	23.24	0.15	0.36	0.51	(0.18)	(1.46)	—	(1.64)	22.11
2014	19.03	0.15	5.50	5.65	(0.16)	(1.28)	—	(1.44)	23.24
2013	20.59	0.12	(0.08)	0.04	(0.12)	(1.35)	(0.13)	(1.60)	19.03
2012	18.39	0.12	3.01	3.13	(0.27)	(0.66)	—	(0.93)	20.59
2011(d)	18.46	0.06	0.05	0.11	(0.07)	(0.11)	—	(0.18)	18.39
Year Ended 10/31:
2011	17.23	0.14	1.41	1.55	(0.08)	(0.24)	—	(0.32)	18.46
Class R3 (9/01)
Year Ended 12/31:
2015	24.13	0.25	0.40	0.65	(0.32)	(1.46)	—	(1.78)	23.00
2014	19.72	0.28	5.69	5.97	(0.28)	(1.28)	—	(1.56)	24.13
2013	21.29	0.23	(0.08)	0.15	(0.24)	(1.35)	(0.13)	(1.72)	19.72
2012	18.99	0.23	3.12	3.35	(0.39)	(0.66)	—	(1.05)	21.29
2011(d)	19.07	0.08	0.05	0.13	(0.10)	(0.11)	—	(0.21)	18.99
Year Ended 10/31:
2011	17.79	0.24	1.46	1.70	(0.16)	(0.26)	—	(0.42)	19.07
Class R6 (4/13)
2015	24.17	0.43	0.37	0.80	(0.44)	(1.46)	—	(1.90)	23.07
2014	19.72	0.48	5.65	6.13	(0.40)	(1.28)	—	(1.68)	24.17
2013(e)	24.06	0.31	(2.94)	(2.63)	(0.23)	(1.35)	(0.13)	(1.71)	19.72
Class I (6/95)
Year Ended 12/31:
2015	24.10	0.38	0.39	0.77	(0.44)	(1.46)	—	(1.90)	22.97
2014	19.70	0.40	5.68	6.08	(0.40)	(1.28)	—	(1.68)	24.10
2013	21.26	0.35	(0.08)	0.27	(0.35)	(1.35)	(0.13)	(1.83)	19.70
2012	18.97	0.35	3.09	3.44	(0.49)	(0.66)	—	(1.15)	21.26
2011(d)	19.05	0.10	0.05	0.15	(0.12)	(0.11)	—	(0.23)	18.97
Year Ended 10/31:
2011	17.77	0.34	1.45	1.79	(0.24)	(0.27)	—	(0.51)	19.05

60	Nuveen Investments

	Ratios/Supplemental Data
		Ratios to Average Net Assets Before Waiver/Reimbursement				Ratios to Average Net Assets After Waiver/Reimbursement(c)

Total Return(b)	Ending Net Assets (000)	Expenses		Net Investment Income (Loss)		Expenses		Net Investment Income (Loss)		Portfolio Turnover Rate(f)

3.22%	$690,025	1.30%		1.37%		1.30%		1.37%		104%
30.94	751,098	1.30		1.44		1.30		1.44		89
1.04	634,978	1.25		1.25		1.25		1.25		89
18.07	750,073	1.28		1.33		1.26		1.35		76
0.72	722,221	1.31	*	2.82	*	1.28	*	2.86	*	21

9.94	732,181	1.28		1.54		1.27		1.55		103

2.45	93,499	2.05		0.65		2.05		0.65		104
29.99	91,172	2.05		0.69		2.05		0.69		89
0.25	72,172	2.00		0.56		2.00		0.56		89
17.19	69,935	2.03		0.57		2.01		0.60		76
0.60	59,469	2.06	*	2.06	*	2.03	*	2.09	*	21

9.13	60,812	2.04		0.76		2.02		0.77		103

2.95	57,416	1.55		1.06		1.55		1.06		104
30.66	68,569	1.55		1.22		1.55		1.22		89
0.75	59,238	1.50		1.02		1.50		1.02		89
17.80	72,742	1.53		1.09		1.51		1.12		76
0.66	62,888	1.56	*	2.59	*	1.53	*	2.62	*	21

9.68	63,335	1.54		1.30		1.52		1.31		103

3.60	254,414	0.87		1.80		0.87		1.80		104
31.51	250,116	0.89		2.12		0.89		2.12		89
(10.88)	79,796	0.88	*	2.15	*	0.88	*	2.15	*	89

3.48	3,666,093	1.05		1.58		1.05		1.58		104
31.28	4,085,270	1.05		1.75		1.05		1.75		89
1.32	3,105,950	1.00		1.56		1.00		1.56		89
18.34	3,214,954	1.03		1.62		1.01		1.65		76
0.78	2,280,291	1.06	*	3.08	*	1.03	*	3.12	*	21

10.24	2,271,583	1.04		1.79		1.02		1.80		103

(a)	Per share Net Investment Income (Loss) is calculated using the average daily shares method.
(b)	Total return is the combination of changes in NAV without any sales charge, reinvested dividend income at NAV and reinvested capital gains distributions at NAV, if any. Total returns are not annualized.
(c)	After fee waiver and/or expense reimbursement from the Adviser, where applicable.
(d)	For the two months ended December 31, 2011.
(e)	For the period April 30, 2013 (commencement of operations) through December 31, 2013.
(f)	Portfolio Turnover Rate is calculated based on the lesser of long-term purchases or sales (as disclosed in Footnote 5 – Investment Transactions) divided by the average long-term market value during the period.
*	Annualized.

See accompanying notes to financial statements.

Nuveen Investments	61

Notes to

Financial Statements

1. General Information and Significant Accounting Policies

General Information

Trust and Fund Information

Nuveen Investment Funds, Inc. (the “Trust”), is an open-end management investment company registered under the Investment Company Act of 1940, as amended. The Trust is comprised of Nuveen Global Infrastructure Fund (“Global Infrastructure”), Nuveen Real Asset Income Fund (“Real Asset Income”) and Nuveen Real Estate Securities Fund (“Real Estate Securities”) (each a “Fund” and collectively, the “Funds”), as diversified funds, among others. The Trust was incorporated in the state of Maryland on August 20, 1987.

The end of the reporting period for the Funds is December 31, 2015, and the period covered by these Notes to Financial Statements is the fiscal year ended December 31, 2015 (the “current fiscal period”).

Investment Adviser

The Funds’ investment adviser, Nuveen Fund Advisors, LLC (the “Adviser”), a wholly-owned subsidiary of Nuveen Investments, Inc. (“Nuveen”). The Adviser is responsible for each Fund’s overall investment strategy and asset allocation decisions. The Adviser has entered into sub-advisory agreements with Nuveen Asset Management, LLC, (the “Sub-Adviser”), a subsidiary of the Adviser, under which the Sub-Adviser manages the investment portfolios of the Funds.

Investment Objectives and Principal Investment Strategies

Global Infrastructure’s investment objective is to seek long-term growth of capital and income. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in equity securities issued by U.S. and non-U.S. infrastructure-related companies. Infrastructure-related companies include companies involved in the ownership, development, construction, renovation, financing or operation of infrastructure assets, or that provide the services and raw materials necessary for the construction and maintenance of infrastructure assets.

Equity securities in which the Fund invests include common and preferred securities, publicly-traded units of master limited partnerships (“MLPs”), and real estate investment trusts (“REITs”). The Fund may also invest in exchange traded funds (“ETFs”) and other investment companies (“investment companies”). The Fund may invest in companies of any size, including small- and mid-capitalization companies.

The Fund’s investments include infrastructure-related securities of non-U.S. issuers. Under normal market conditions, the Fund will invest at least 40% of its net assets in securities of non-U.S. issuers and, in any case, will invest at least 30% of its net assets in such issuers.

The Fund diversifies its investments among a number of different countries throughout the world. Up to 25% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Real Asset Income’s investment objective is to seek a high level of current income. The secondary investment objective of the Fund is to seek capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in securities issued by real asset related companies that are generating income at the time of purchase. Real asset related companies are defined as: (i) companies that are in the energy, telecommunications, utilities or materials sectors; (ii) companies in the real estate or transportation industry groups; (iii) companies, if not in one of these sectors or industries, that (a) derive at least 50% of their revenues or profits from the ownership, management, operation, development, construction, financing, or sale of real assets, or (b) have at least 50% of the fair market value of their assets invested in real assets; or (iv) pooled investment vehicles that primarily invest in the foregoing companies or that are otherwise designed primarily to provide investment exposure to real assets. The categories of real assets on which the Fund will focus its investments are infrastructure and real estate.

The Fund will invest in both equity securities and debt securities, but will not invest more than 40% of its net assets in debt securities. All or a portion of the Fund’s debt securities may be rated lower than investment grade (BB/Ba or lower). Equity securities in which the Fund may invest may be of any market capitalization, including small- and mid-capitalization companies, and include common stock, preferred securities, hybrid securities and convertible securities, as well as interests in REITs, exchange-traded notes (“ETNs”), other investment companies (including ETFs) and equity securities issued by MLPs. Debt securities in which the Fund may invest include corporate debt obligations, mortgage-backed securities (“MBS”) and debt securities issued by MLPs.

The Fund will invest in non-U.S. securities, but will limit its exposure to emerging markets to 50% of its net assets at the time of purchase.

62	Nuveen Investments

The infrastructure assets that Global Infrastructure and Real Asset Income invests consists of the physical structures and networks upon which the operation, growth and development of a community depends, which include water, sewer, and energy utilities; transportation and communication networks; health care facilities, government accommodations, and other public service facilities; and shipping, timber, steel, alternative energy, and other resources and services necessary for the construction and maintenance of these physical structures and networks.

Real Estate Securities’ investment objective is to provide above average current income and long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of the sum of its net assets and the amount of any borrowings for investment purposes in income-producing common stocks of publicly traded companies engaged in the real estate industry. These companies derive at least 50% of their revenues or profits from the ownership, construction, management, financing or sale of real estate, or have at least 50% of the fair market value of their assets invested in real estate.

The Fund may invest up to 15% of its total assets in non-dollar denominated equity securities of non-U.S. issuers. In addition, the Fund may invest up to 25% of its assets, collectively, in non-dollar denominated equity securities of non-U.S. issuers and in dollar-denominated equity securities of non-U.S. issuers that are either listed on a U.S. stock exchange or represented by depositary receipts that may or may not be sponsored by a domestic bank. Up to 15% of the Fund’s total assets may be invested in equity securities of emerging market issuers.

Each Fund may utilize derivatives, including options, futures contracts, options on futures contracts, and forward foreign currency exchange contracts. The Funds may use these derivatives to manage market or business risk, enhance the Funds’ return, or hedge against adverse movements in currency exchange rates.

The Funds’ most recent prospectus provides further descriptions of each Fund’s investment objective, principal investment strategies and principal risks.

Significant Accounting Policies

Each Fund is an investment company and follows accounting and reporting guidance under Financial Accounting Standards Board (FASB) Accounting Standards Codification (ASC) Topic 946 “Financial Services – Investment Companies.” The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements in accordance with accounting principles generally accepted in the United States of America (“U.S. GAAP”).

Investment Transactions

Investment transactions are recorded on a trade date basis. Realized gains and losses from investment transactions are determined on the specific identification method, which is the same basis used for federal income tax purposes. Investments purchased on a when-issued/delayed delivery basis may have extended settlement periods. Any investments so purchased are subject to market fluctuation during this period. The Funds have earmarked securities in their portfolios with a current value at least equal to the amount of the when-issued/delayed delivery purchase commitments.

As of the end of the reporting period, the following Fund’s outstanding when-issued/delayed delivery purchase commitments were as follows:

Global Infrastructure
Outstanding when-issued/delayed delivery purchase commitments	$204,758

Investment Income

Dividend income is recorded on the ex-dividend date or, for foreign securities, when information is available. Interest income, which reflects the amortization of premiums and includes accretion of discounts for financial reporting purposes, is recorded on an accrual basis. Securities lending income is comprised of fees earned from borrowers and income earned on cash collateral investments, net of lending agent fees.

Professional Fees

Professional fees presented on the Statement of Operations consist of legal fees incurred in the normal course of operations, audit fees, tax consulting fees and, in some cases, workout expenditures. Workout expenditures are incurred in an attempt to protect or enhance an investment or to pursue other claims or legal actions on behalf of Fund shareholders. If a refund is received for workout expenditures paid in a prior reporting period, such amounts will be recognized as “Legal fee refund” on the Statement of Operations.

Dividends and Distributions to Shareholders

Dividends from net investment income are declared and distributed to shareholders annually for Global Infrastructure and quarterly for Real Estate Securities. Real Asset Income’s dividends from net investment income are declared daily and distributed to shareholders monthly, and Fund shares begin to accrue dividends on the business day after the day when the monies used to purchase Fund shares are collected by the transfer agent.

Net realized capital gains from investment transactions, if any, are declared and distributed to shareholders at least annually. Furthermore, capital gains are distributed only to the extent they exceed available capital loss carryforwards.

Distributions to shareholders are recorded on the ex-dividend date. The amount and timing of distributions are determined in accordance with federal income tax regulations, which may differ from U.S. GAAP.

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Notes to Financial Statements (continued)

The tax character of Fund distributions for a fiscal year is dependent upon the amount and tax character of distributions received from securities held in the Funds’ portfolios. Distributions received from certain securities in which the Funds invest, most notably REIT securities, may be characterized for tax purposes as ordinary income, long-term capital gain and/or a return of capital. The issuer of a security reports the tax character of its distributions only once per year, generally during the first two months of the calendar year. The distribution is included in the Funds’ ordinary income until such time the Fund is notified by the issuer of the actual tax character. For the fiscal year just ended, dividend income, net realized gain (loss) and unrealized appreciation (depreciation) recognized on the Statement of Operations reflect the amounts of ordinary income, capital gain, and/or return of capital as reported by the issuers of such securities.

Share Classes and Sales Charges

Class A Shares are generally sold with an up-front sales charge and incur a 0.25% annual 12b-1 service fee. Class A Share purchases of $1 million or more are sold at net asset value (“NAV”) without an up-front sales charge but may be subject to a contingent deferred sales charge (“CDSC”) if redeemed within twelve months of purchase. Such CDSC will be equal to 1.00% for any shares purchased on or after November 1, 2015. Class C Shares are sold without an up-front sales charge but incur a 0.75% annual 12b-1 distribution fee and a 0.25% annual 12b-1 service fee. Class C Shares are subject to a CDSC of 1% if redeemed within twelve months of purchase. Class R3 Shares are sold without an up-front sales charge but incur a 0.25% annual 12b-1 distribution and a 0.25% annual 12b-1 service fee. Class R6 Shares and Class I Shares are not subject to any sales charge or 12b-1 distribution or service fees.

Multiclass Operations and Allocations

Income and expenses of Global Infrastructure and Real Estate Securities that are not directly attributable to a specific class of shares are prorated among the classes based on the relative net assets of each class. Income and expenses of Real Asset Income that are not directly attributable to a specific class of shares are prorated among the classes based on the relative settled shares of each class. Expenses directly attributable to a class of shares are recorded to the specific class. Currently, the only expenses that are allocated on a class-specific basis are 12b-1 distribution and service fees.

Sub-transfer agent fees, which are recognized as a component of “Shareholder servicing fees” on the Statement of Operations, are not charged to Class R6 Shares and are prorated among the other classes based on their relative net assets.

Realized and unrealized capital gains and losses of the Funds are prorated among the classes based on the relative net assets of each class.

Indemnifications

Under the Trust’s organizational documents, its officers and directors are indemnified against certain liabilities arising out of the performance of their duties to the Trust. In addition, in the normal course of business, the Trust enters into contracts that provide general indemnifications to other parties. The Trust’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. However, the Trust has not had prior claims or losses pursuant to these contracts and expects the risk of loss to be remote.

Netting Agreements

In the ordinary course of business, the Funds may enter into transactions subject to enforceable master repurchase agreements, International Swaps and Derivative Association, Inc. (“ISDA”) master agreements or other similar arrangements (“netting agreements”). Generally, the right to offset in netting agreements allows each Fund to offset certain securities and derivatives with a specific counterparty as well as any collateral received or delivered to that counterparty based on the terms of the agreements. Generally, each Fund manages its cash collateral and securities collateral on a counterparty basis.

The Funds’ investments subject to netting agreements as of the end of the reporting period, if any, are further described in Note 3 – Portfolio Securities and Investments in Derivatives.

Use of Estimates

The preparation of financial statements in conformity with U.S. GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results may differ from those estimates.

2. Investment Valuation and Fair Value Measurements

The fair valuation input levels as described below are for fair value measurement purposes.

Fair value is defined as the price that would be received upon selling an investment or transferring a liability in an orderly transaction to an independent buyer in the principal or most advantageous market for the investment. A three-tier hierarchy is used to maximize the use of observable market data and minimize the use of unobservable inputs and to establish classification of fair value measurements for disclosure purposes. Observable inputs reflect the assumptions market participants would use in pricing the asset or liability. Observable inputs are based on market data obtained from sources independent of the reporting entity. Unobservable inputs reflect the reporting entity’s own assumptions about the assumptions market

64	Nuveen Investments

participants would use in pricing the asset or liability. Unobservable inputs are based on the best information available in the circumstances. The following is a summary of the three-tiered hierarchy of valuation input levels.

Level 1 –	Inputs are unadjusted and prices are determined using quoted prices in active markets for identical securities.
Level 2 –	Prices are determined using other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).
Level 3 –	Prices are determined using significant unobservable inputs (including management’s assumptions in determining the fair value of investments).

Common stocks and other equity-type securities are valued at the last sales price on the securities exchange on which such securities are primarily traded and are generally classified as Level 1. Securities primarily traded on the NASDAQ National Market (“NASDAQ”) are valued at the NASDAQ Official Closing Price and are generally classified as Level 1. However, securities traded on a securities exchange or NASDAQ for which there were no transactions on a given day or securities not listed on a securities exchange or NASDAQ are valued at the quoted bid price and are generally classified as Level 2. Prices of certain American Depositary Receipts (“ADR”) held by the Funds that trade in the United States are valued based on the last traded price, official closing price, or the most recent bid price of the underlying non-U.S.-traded stock, adjusted as appropriate for the underlying-to-ADR conversion ratio and foreign exchange rate, and from time-to-time may also be adjusted further to take into account material events that may take place after the close of the local non-U.S. market but before the close of the New York Stock Exchange (“NYSE”), which may represent a transfer from a Level 1 to a Level 2 security.

Prices of fixed-income securities are provided by a pricing service approved by the Funds’ Board of Directors (the “Board”). The pricing service establishes a security’s fair value using methods that may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. In pricing certain securities, particularly less liquid and lower quality securities, the pricing service may consider information about a security, its issuer or market activity, provided by the Adviser. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Investments in investment companies are valued at their respective NAVs on the valuation date and are generally classified as Level 1.

Futures contracts are valued using the closing settlement price or, in the absence of such a price, the last traded price and are generally classified as Level 1.

Repurchase agreements are valued at contract amount plus accrued interest, which approximates market value. These securities are generally classified as Level 2.

Investments initially valued in currencies other than the U.S. dollar are converted to the U.S. dollar using exchange rates obtained from pricing services. As a result, the NAV of the Funds’ shares may be affected by changes in the value of currencies in relation to the U.S. dollar. The value of securities traded in markets outside the United States or denominated in currencies other than the U.S. dollar may be affected significantly on a day that the NYSE is closed and an investor is not able to purchase, redeem or exchange shares. If significant market events occur between the time of determination of the closing price of a foreign security on an exchange and the time that the Funds’ NAV is determined, or if under the Funds’ procedures, the closing price of a foreign security is not deemed to be reliable, the security would be valued at fair value as determined in accordance with procedures established in good faith by the Board. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs.

Certain securities may not be able to be priced by the pre-established pricing methods as described above. Such securities may be valued by the Board and/or its appointee at fair value. These securities generally include, but are not limited to, restricted securities (securities which may not be publicly sold without registration under the Securities Act of 1933, as amended) for which a pricing service is unable to provide a market price; securities whose trading has been formally suspended; debt securities that have gone into default and for which there is no current market quotation; a security whose market price is not available from a pre-established pricing source; a security with respect to which an event has occurred that is likely to materially affect the value of the security after the market has closed but before the calculation of a Fund’s NAV (as may be the case in non-U.S. markets on which the security is primarily traded) or make it difficult or impossible to obtain a reliable market quotation; and a security whose price, as provided by the pricing service, is not deemed to reflect the security’s fair value. As a general principle, the fair value of a security would appear to be the amount that the owner might reasonably expect to receive for it in a current sale. A variety of factors may be considered in determining the fair value of such securities, which may include consideration of the following: yields or prices of investments of comparable quality, type of issue, coupon, maturity and rating, market quotes or indications of value from security dealers, evaluations of anticipated cash flows or collateral, general market conditions and other information and analysis, including the obligor’s credit characteristics considered relevant. These securities are generally classified as Level 2 or Level 3 depending on the priority of the significant inputs. Regardless of the method employed to value a particular security, all valuations are subject to review by the Board and/or its appointee.

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Notes to Financial Statements (continued)

The inputs or methodologies used for valuing securities are not an indication of the risks associated with investing in those securities. The following is a summary of each Fund’s fair value measurements as of the end of the reporting period:

Global Infrastructure	Level 1	Level 2		Level 3		Total
Long-Term Investments*:
Common Stocks	$284,576,933	$327,116,430	**	$—		$611,693,363
Real Estate Investment Trust Common Stocks	9,332,956	3,158,255	**	—		12,491,211
Investment Companies	4,735,723	—		—		4,735,723
Short-Term Investments:
Repurchase Agreements	—	3,648,118		—		3,648,118
Total	$298,645,612	$333,922,803		$—		$632,568,415

Real Asset Income
Long-Term Investments*:
Common Stocks	$79,853,133	$144,255,861	**	$—		$224,108,994
Real Estate Investment Trust Common Stocks	124,641,346	28,453,304	**	—		153,094,650
Convertible Preferred Securities	66,333,348	5,577,460	**	—		71,910,808
$25 Par (or similar) Retail Preferred	177,239,252	8,118,759	**	—		185,358,011
Corporate Bonds	—	137,494,615		—		137,494,615
$1,000 Par (or similar) Institutional Preferred	—	42,956,132		—		42,956,132
Common Stock Rights	—	—		2,044	**	2,044
Investment Companies	15,182,732	—		—		15,182,732
Short-Term Investments:
Repurchase Agreements	—	4,729,609		—		4,729,609
Investments in Derivatives:
Futures Contracts***	29,714	—		—		29,714
Total	$463,279,525	$371,585,740		$2,044		$834,867,309

Real Estate Securities
Long-Term Investments*:
Common Stocks	$108,022,944	$—		$—		$108,022,944
Real Estate Investment Trust Common Stocks	4,460,040,376	17,383,512	**	—		4,477,423,888
$25 Par (or similar) Retail Preferred	2,498,437	—		—		2,498,437
Investments Purchased with Collateral from Securities Lending	157,965,238	—		—		157,965,238
Short-Term Investments:
Money Market Funds	169,725,160	—		—		169,725,160
Total	$4,898,252,155	$17,383,512		$—		$4,915,635,667
*	Refer to the Fund’s Portfolio of Investments for industry classifications.
**	Refer to the Fund’s Portfolio of Investments for securities classified as Level 2 and/or Level 3.
***	Represents net unrealized appreciation (depreciation) as reported in the Fund’s Portfolio of Investments.

The table below presents the transfers in and out of the three valuation levels for the following Funds as of the end of the reporting period when compared to the valuation levels as of the end of the previous fiscal year. Changes in valuation inputs or methodologies may result in transfers into or out of an assigned level within the fair value hierarchy. Transfers in or out of levels are generally due to the availability of publicly available information and to the significance or extent the Adviser determines that the valuation inputs or methodologies may impact the valuation of those securities.

	Level 1		Level 2		Level 3
	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)	Transfer In	(Transfers Out)
Global Infrastructure
Common Stocks	$6,105,389	$(11,721,426)	$11,721,426	$(6,105,389)	$—	$—
Real Estate Investment Trust Common Stocks	—	(3,158,255)	3,158,255	—	—	—
Real Asset Income
Common Stocks	$7,651,900	$(3,606,895)	$3,606,895	$(7,651,900)	$—	$—
Real Estate Investment Trust Common Stocks	—	(2,334,102)	2,334,102	—	—	—
$25 Par (or similar) Retail Preferred	—	(2,216,521)	2,216,521	—	—	—

The Board is responsible for the valuation process and has appointed the oversight of the daily valuation process to the Adviser’s Valuation Committee. The Valuation Committee, pursuant to the valuation policies and procedures adopted by the Board, is responsible for making fair value determinations, evaluating the effectiveness of the Funds’ pricing policies and reporting to the Board. The Valuation Committee is aided in its efforts by the Adviser’s dedicated Securities Valuation Team, which is responsible for administering the daily valuation process and applying fair value methodologies as approved by the Valuation Committee. When determining the reliability of independent pricing services for investments owned by the Funds, the

66	Nuveen Investments

Valuation Committee, among other things, conducts due diligence reviews of the pricing services and monitors the quality of security prices received through various testing reports conducted by the Securities Valuation Team.

The Valuation Committee will consider pricing methodologies it deems relevant and appropriate when making a fair value determination, based on the facts and circumstances specific to the portfolio instrument. Fair value determinations generally will be derived as follows, using public or private market information:

(i)	If available, fair value determinations shall be derived by extrapolating from recent transactions or quoted prices for identical or comparable securities.

(ii)	If such information is not available, an analytical valuation methodology may be used based on other available information including, but not limited to: analyst appraisals, research reports, corporate action information, issuer financial statements and shelf registration statements. Such analytical valuation methodologies may include, but are not limited to: multiple of earnings, discount from market value of a similar freely-traded security, discounted cash flow analysis, book value or a multiple thereof, risk premium/yield analysis, yield to maturity and/or fundamental investment analysis.

The purchase price of a portfolio instrument will be used to fair value the instrument only if no other valuation methodology is available or deemed appropriate, and it is determined that the purchase price fairly reflects the instrument’s current value.

For each portfolio security that has been fair valued pursuant to the policies adopted by the Board, the fair value price is compared against the last available and next available market quotations. The Valuation Committee reviews the results of such testing and fair valuation occurrences are reported to the Board.

3. Portfolio Securities and Investments in Derivatives

Portfolio Securities

Foreign Currency Transactions

To the extent that the Funds invest in securities and/or contracts that are denominated in a currency other than U.S. dollars, the Funds will be subject to currency risk, which is the risk that an increase in the U.S. dollar relative to the foreign currency will reduce returns or portfolio value. Generally, when the U.S. dollar rises in value against a foreign currency, the Funds’ investments denominated in that currency will lose value because their currency is worth fewer U.S. dollars; the opposite effect occurs if the U.S. dollar falls in relative value. Investments and other assets and liabilities denominated in foreign currencies are converted into U.S. dollars on a spot (i.e. cash) basis at the spot rate prevailing in the foreign currency exchange market at the time of valuation. Purchases and sales of investments and income denominated in foreign currencies are translated into U.S. dollars on the respective dates of such transactions.

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Notes to Financial Statements (continued)

As of the end of the reporting period, the following Funds’ investments in non-U.S. securities for the Funds were as follows:

Global Infrastructure	Value	% of Net Assets
Country:
Australia	$62,691,440	9.9%
Italy	47,276,998	7.5
France	46,138,057	7.3
Canada	33,231,261	5.3
United Kingdom	30,566,585	4.8
Japan	30,196,008	4.8
Spain	29,358,769	4.7
Hong Kong	29,145,720	4.6
New Zealand	17,629,898	2.8
Singapore	14,814,649	2.3
Other countries	64,404,298	10.3
Total non-U.S. securities	$405,453,683	64.3%

Real Asset Income
Country:
Australia	$64,490,197	7.6%
Canada	42,871,489	5.1
United Kingdom	40,322,841	4.8
Hong Kong	31,155,778	3.7
Singapore	29,826,019	3.5
Italy	19,655,307	2.3
France	11,568,842	1.4
Netherlands	10,054,202	1.2
New Zealand	9,708,704	1.1
Spain	9,704,093	1.1
Other countries	46,432,034	5.5
Total non-U.S. securities	$315,789,506	37.3%

The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, assets and liabilities are translated into U.S. dollars at 4:00 p.m. Eastern Time. Investment transactions, income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of the transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received.

The realized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) foreign currency, (ii) investments, (iii) investments in derivatives and (iv) other assets less liabilities are recognized as a component of “Net realized gain (loss) from investments and foreign currency,” on the Statement of Operations, when applicable.

The unrealized gains and losses resulting from changes in foreign currency exchange rates and changes in foreign exchange rates associated with (i) investments and (ii) other assets and liabilities are recognized as a component of “Change in unrealized appreciation (depreciation) of investments and foreign currency,” on the Statement of Operations, when applicable. The unrealized gains and losses resulting from changes in foreign exchange rates associated with investments in derivatives are recognized as a component of the respective derivative’s related “Change in net unrealized appreciation (depreciation)” on the Statement of Operations, when applicable.

Securities Lending

In order to generate additional income, Real Estate Securities may lend securities representing up to one-third of the value of its total assets (which includes collateral for securities on loan) to broker-dealers, banks or other institutions. When loaning securities, The Fund retains the benefits of owning the securities, including the economic equivalent of dividends or interest generated by the security. The Fund also has the ability to recall the securities on loan at any time.

The Fund’s policy is to receive, at the inception of a loan, cash collateral equal to at least 102% of the value of securities loaned, which is recognized as “Payable for collateral from securities lending program” on the Statement of Assets and Liabilities. Collateral for securities on loan is invested in a money market fund, which is recognized as “Investments purchased with collateral from securities lending, at value” on the Statement of Assets and Liabilities. The market value of the securities loaned is determined at the close of each business day in order to determine the adequacy of the collateral. If the value of the securities on loan increases such that the level of collateralization falls below 100%, additional collateral is received from the borrower on the next business day, which is recognized as “Due from broker” on the Statement of Assets and Liabilities.

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Securities out on loan are subject to termination at any time at the option of the borrower or the Fund. Upon termination, the borrower is required to return to the Fund securities identical to the securities loaned. Generally, in the event the borrower defaults on its obligation to return the loaned securities, the Fund has the right to use the collateral to acquire identical securities. In the event the Fund is delayed or prevented from exercising its right to dispose of the collateral, there may be a loss to the Fund. Under the Fund’s securities lending agreement, however, the securities lending agent has indemnified the Fund against losses resulting from borrower default, except to the extent that those losses result from a decrease in the value of the collateral due to its investment by the Fund. The Fund bears the risk of loss with respect to the investment of collateral.

The Fund’s custodian, U.S. Bank National Association, serves as its securities lending agent. The Fund pays the custodian a fee based on its proportional share of the custodian’s expense of operating its securities lending program. Income earned from the securities lending program is paid to the Fund, net of any fees paid. Income from securities lending, net of fees paid, is recognized as “Securities lending income, net” on the Statement of Operations.

The following table presents the securities out on loan for the Fund and the collateral delivered related to those securities as of the end of the reporting period.

Fund	Asset Class out on Loan	Long-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Real Estate Securities	Real Estate Investment Trust Common Stocks	$152,711,404	$(152,711,404)	$—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the securities out on loan. Refer to the Fund’s Portfolio of Investments for details on the securities out on loan.

Securities lending fees paid by the Fund during the current fiscal period were as follows:

Real Estate Securities
Securities lending fees paid	$22,505

Repurchase Agreements

In connection with transactions in repurchase agreements, it is each Fund’s policy that its custodian take possession of the underlying collateral securities, the fair value of which exceeds the principal amount of the repurchase transaction, including accrued interest, at all times. If the counterparty defaults, and the fair value of the collateral declines, realization of the collateral may be delayed or limited.

The following table presents the repurchase agreements for the Funds that are subject to netting agreements as of the end of the reporting period, and the collateral delivered related to those repurchase agreements.

Fund	Counterparty	Short-Term Investments, at Value	Collateral Pledged (From) Counterparty*	Net Exposure
Global Infrastructure	Fixed Income Clearing Corporation	$3,648,118	$(3,648,118)	$—
Real Asset Income	Fixed Income Clearing Corporation	4,729,609	(4,729,609)	—
*	As of the end of the reporting period, the value of the collateral pledged from the counterparty exceeded the value of the repurchase agreements. Refer to the Fund’s Portfolio of Investments for details on the repurchase agreements.

Investment in Derivatives

Each Fund is authorized to invest in certain derivative instruments. The Funds record derivative instruments at fair value, with changes in fair value recognized on the Statement of Operations, when applicable. Even though the Funds’ investments in derivatives may represent economic hedges, they are not considered to be hedge transactions for financial reporting purposes.

Futures Contracts

Upon execution of a futures contract, a Fund is obligated to deposit cash or eligible securities, also known as “initial margin,” into an account at its clearing broker equal to a specified percentage of the contract amount. Cash held by the broker to cover initial margin requirements on open futures contracts, if any, is recognized as “Cash collateral at brokers” on the Statement of Assets and Liabilities. Investments in futures contracts obligate a Fund and the clearing broker to settle monies on a daily basis representing changes in the prior days “mark-to-market” of the open contracts. If a Fund has unrealized appreciation the clearing broker would credit the Fund’s account with an amount equal to appreciation and conversely if a Fund has unrealized depreciation the clearing broker would debit the Fund’s account with an amount equal to depreciation. These daily cash settlements are also known as “variation margin.” Variation margin is recognized as a receivable and/or payable for “Variation margin on futures contracts” on the Statement of Assets and Liabilities.

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Notes to Financial Statements (continued)

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by “marking-to-market” on a daily basis to reflect the changes in market value of the contract, which is recognized as a component of “Change in net unrealized appreciation (depreciation) of futures contracts” on the Statement of Operations. When the contract is closed or expired, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and value of the contract when originally entered into, which is recognized as a component of “Net realized gain (loss) from futures contracts” on the Statement of Operations.

Risks of investments in futures contracts include the possible adverse movement in the price of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts and/or that a change in the value of the contract may not correlate with a change in the value of the underlying securities or indices.

During the current fiscal period, Real Asset Income shorted short-term U.S. Treasury futures contracts to hedge against potential increases in interest rates.

The average notional amount of futures contracts outstanding during the current fiscal period was as follows:

Real Asset Income
Average notional amount of futures contracts outstanding*	$13,450,517
*	The average notional amount is calculated based on the absolute aggregate notional of contracts outstanding at the beginning of the fiscal period and at the end of each quarter within the current fiscal period.

The following table presents the fair value of all futures contracts held by the Fund as of the end of the reporting period, the location of these instruments on the Statement of Assets and Liabilities and the primary underlying risk exposure.

		Location on the Statement of Assets and Liabilities
		Asset Derivatives		(Liability) Derivatives
Underlying Risk Exposure	Derivative Instrument	Location	Value	Location	Value
Real Asset Income

Interest rate	Futures contracts	—	$—	Payable for variation margin on futures contracts*	$29,714
*	Value represents unrealized appreciation (depreciation) of futures contracts as reported on the Fund’s Portfolio of Investments and not the asset and/or liability derivatives location as described in the table above.

The following table presents the amount of net realized gain (loss) and change in net unrealized appreciation (depreciation) recognized on futures contracts on the Statement of Operations during the current fiscal period, and the primary underlying risk exposure.

Fund	Underlying Risk Exposure	Derivative Instrument	Net Realized Gain (Loss) from Futures Contracts	Change in Net Unrealized Appreciation (Depreciation) of Futures Contracts
Real Asset Income	Interest rate	Futures contracts	$(230,312)	$35,407

Market and Counterparty Credit Risk

In the normal course of business each Fund may invest in financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk) or failure of the other party to the transaction to perform (counterparty credit risk). The potential loss could exceed the value of the financial assets recorded on the financial statements. Financial assets, which potentially expose each Fund to counterparty credit risk, consist principally of cash due from counterparties on forward, option and swap transactions, when applicable. The extent of each Fund’s exposure to counterparty credit risk in respect to these financial assets approximates their carrying value as recorded on the Statement of Assets and Liabilities.

Each Fund helps manage counterparty credit risk by entering into agreements only with counterparties the Adviser believes have the financial resources to honor their obligations and by having the Adviser monitor the financial stability of the counterparties. Additionally, counterparties may be required to pledge collateral daily (based on the daily valuation of the financial asset) on behalf of each Fund with a value approximately equal to the amount of any unrealized gain above a pre-determined threshold. Reciprocally, when each Fund has an unrealized loss, the Funds have instructed the custodian to pledge assets of the Funds as collateral with a value approximately equal to the amount of the unrealized loss above a pre-determined threshold. Collateral pledges are monitored and subsequently adjusted if and when the valuations fluctuate, either up or down, by at least the pre-determined threshold amount.

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4. Fund Shares

Transactions in Fund shares during the current and prior fiscal period were as follows:

	Year Ended 12/31/15		Year Ended 12/31/14
Global Infrastructure	Shares	Amount	Shares	Amount
Shares sold:
Class A	11,381,988	$121,955,119	18,800,996	$211,080,904
Class C	344,437	3,639,411	576,281	6,436,615
Class R3	45,632	502,702	22,441	253,590
Class I	8,805,918	93,374,990	10,047,145	111,523,243
Shares issued to shareholders due to reinvestment of distributions:
Class A	872,940	8,576,645	2,056,474	22,070,586
Class C	47,564	463,434	169,028	1,786,657
Class R3	1,720	17,151	2,804	30,324
Class I	594,217	5,831,766	1,565,975	16,861,312
	22,094,416	234,361,218	33,241,144	370,043,231
Shares redeemed:
Class A	(7,686,739)	(80,679,300)	(6,307,245)	(69,520,346)
Class C	(406,289)	(4,237,762)	(387,127)	(4,260,885)
Class R3	(22,478)	(232,692)	(2,010)	(23,253)
Class I	(11,271,460)	(116,822,070)	(27,538,751)	(293,197,642)
	(19,386,966)	(201,971,824)	(34,235,133)	(367,002,126)
Net increase (decrease)	2,707,450	$32,389,394	(993,989)	$3,041,105

	Year Ended 12/31/15		Year Ended 12/31/14
Real Asset Income	Shares	Amount	Shares	Amount
Shares sold:
Class A	5,272,222	$123,886,629	3,975,743	$95,199,279
Class C	3,878,785	91,353,945	1,754,880	42,121,515
Class I	19,037,472	446,842,749	12,916,934	309,079,118
Shares issued to shareholders due to reinvestment of distributions:
Class A	328,376	7,551,536	229,985	5,446,489
Class C	195,526	4,479,582	101,734	2,404,487
Class I	1,154,504	26,504,177	591,452	14,039,256
	29,866,885	700,618,618	19,570,728	468,290,144
Shares redeemed:
Class A	(3,086,962)	(71,146,379)	(1,590,358)	(37,859,998)
Class C	(937,896)	(21,301,185)	(205,333)	(4,812,995)
Class I	(9,353,174)	(212,143,589)	(1,635,417)	(38,920,993)
	(13,378,032)	(304,591,153)	(3,431,108)	(81,593,986)
Net increase (decrease)	16,488,853	$396,027,465	16,139,620	$386,696,158

Nuveen Investments	71

Notes to Financial Statements (continued)

	Year Ended 12/31/15		Year Ended 12/31/14
Real Estate Securities	Shares	Amount	Shares	Amount
Shares sold:
Class A	8,620,827	$204,358,264	7,798,648	$174,580,635
Class A – automatic conversion of Class B Shares	—	—	55,742	1,264,559
Class B – exchanges	—	—	2	48
Class C	831,972	19,368,102	786,645	17,357,499
Class R3	733,362	17,824,626	912,678	20,756,731
Class R6	4,926,904	118,108,108	8,287,538	185,057,751
Class I	37,828,506	913,213,184	53,394,810	1,216,152,329
Shares issued to shareholders due to reinvestment of distributions:
Class A	2,392,067	53,613,825	2,089,374	48,290,610
Class B	—	—	210	4,374
Class C	217,152	4,733,847	169,093	3,827,585
Class R3	195,095	4,434,742	187,460	4,396,028
Class R6	732,046	16,721,757	598,145	14,056,685
Class I	9,465,568	215,255,484	8,362,180	195,904,090
	65,943,499	1,567,631,939	82,642,525	1,881,648,924
Shares redeemed:
Class A	(12,128,454)	(284,548,904)	(11,008,579)	(245,305,581)
Class B	—	—	(10,482)	(215,949)
Class B – automatic conversion to Class A Shares	—	—	(57,242)	(1,264,559)
Class C	(742,706)	(16,958,483)	(825,398)	(17,861,481)
Class R3	(1,273,580)	(30,252,586)	(1,261,992)	(28,468,452)
Class R6	(4,983,264)	(119,883,685)	(2,582,476)	(59,999,598)
Class I	(57,178,857)	(1,357,879,708)	(49,931,349)	(1,116,131,908)
	(76,306,861)	(1,809,523,366)	(65,677,518)	(1,469,247,528)
Net increase (decrease)	(10,363,362)	$(241,891,427)	16,965,007	$412,401,396

5. Investment Transactions

Long-term purchases and sales (including maturities but excluding investments purchased with collateral from securities lending and derivative transactions, where applicable) during the current fiscal period were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Purchases	$951,025,690	$1,035,294,941	$5,129,337,872
Sales and maturities	907,495,257	627,136,687	5,687,194,803

6. Income Tax Information

Each Fund is a separate taxpayer for federal income tax purposes. Each Fund intends to distribute substantially all of its net investment income and net capital gains to shareholders and to otherwise comply with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies. Therefore, no federal income tax provision is required.

For all open tax years and all major taxing jurisdictions, management of the Funds has concluded that there are no significant uncertain tax positions that would require recognition in the financial statements. Open tax years are those that are open for examination by taxing authorities (i.e., generally the last four tax year ends and the interim tax period since then). Furthermore, management of the Funds is also not aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months.

The following information is presented on an income tax basis. Differences between amounts for financial statement and federal income tax purposes are primarily due to timing differences in recognizing certain gains and losses on investment transactions. To the extent that differences arise that are permanent in nature, such amounts are reclassified within the capital accounts as detailed below. Temporary differences do not require reclassification. Temporary and permanent differences do not impact the NAVs of the Funds.

72	Nuveen Investments

As of December 31, 2015, the cost and unrealized appreciation (depreciation) of investments (excluding investments in derivatives, where applicable), as determined on a federal income tax basis, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Cost of investments	$618,505,810	$879,015,096	$3,799,438,099
Gross unrealized:
Appreciation	$60,104,034	$19,248,367	$1,237,675,008
Depreciation	(46,041,429)	(63,425,868)	(121,477,440)
Net unrealized appreciation (depreciation) of investments	$14,062,605	$(44,177,501)	$1,116,197,568

Permanent differences, primarily due to the federal taxes paid, REIT adjustments, investments in partnerships, foreign currency transactions, investments in passive foreign investment companies and complex securities character adjustments, resulted in reclassifications among the Funds’ components of net assets as of December 31, 2015, the Funds’ tax year end, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Capital paid-in	$20,258	$(17,263)	$(11)
Undistributed (Over-distribution of) net investment income	(38,264)	(859,515)	2,567,846
Accumulated net realized gain (loss)	18,006	876,778	(2,567,835)

The tax components of undistributed net ordinary income and net long-term capital gains as of December 31, 2015, the Funds’ tax year end, were as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Undistributed net ordinary income[1]	$324,034	$—	$5,209,230
Undistributed net long-term capital gains	392,772	—	81,527,098
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

The tax character of distributions paid during the Funds’ tax years ended December 31, 2015 and December 31, 2014, was designated for purposes of the dividends paid deduction as follows:

2015	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$15,816,112	$37,144,462	$138,807,910
Distributions from net long-term capital gains	4,225,763	451,293	245,536,755
Return of capital	—	3,498,940	—

2014	Global Infrastructure	Real Asset Income	Real Estate Securities
Distributions from net ordinary income[1]	$46,468,004	$22,405,089	$194,293,203
Distributions from net long-term capital gains	13,638,116	286,155	150,745,870
Return of capital	—	—	—
[1]	Net ordinary income consists of net taxable income derived from dividends, interest and net short-term capital gains, if any.

As of December 31, 2015, the Funds’ tax year end, the following Fund had unused capital losses carrying forward available for federal income tax purposes to be applied against future capital gains, if any. The capital losses are not subject to expiration.

Real Asset Income
Capital losses to be carried forward – not subject to expiration	$12,500,359

The Funds have elected to defer late-year losses in accordance with federal income tax rules. These losses are treated as having arisen on the first day of the following fiscal year. The following Funds have elected to defer losses as follows:

	Global Infrastructure	Real Asset Income
Post-October capital losses[2]	$5,044,319	$12,736,337
Late-year ordinary losses[3]	—	68,919
[2]	Capital losses incurred from November 1, 2015 through December 31, 2015, the Funds’ tax year end.
[3]	Specified losses incurred from November 1, 2015 through December 31, 2015.

Nuveen Investments	73

Notes to Financial Statements (continued)

7. Management Fees and Other Transactions with Affiliates

Each Fund’s management fee compensates the Adviser for overall investment advisory and administrative services and general office facilities. The Sub-Adviser is compensated for its services to the Funds from the management fees paid to the Adviser.

Each Fund’s management fee consists of two components – a fund-level fee, based only on the amount of assets within each individual Fund, and a complex-level fee, based on the aggregate amount of all eligible fund assets managed by the Adviser. This pricing structure enables each Fund’s shareholders to benefit from growth in the assets within their respective Fund as well as from growth in the amount of complex-wide assets managed by the Adviser.

The annual Fund-level fee, payable monthly, for each Fund is calculated according to the following schedule:

Average Daily Net Assets	Global Infrastructure Fund-Level Fee	Real Asset Income Fund-Level Fee	Real Estate Securities Fund-Level Fee
For the first $125 million	0.7500%	0.6000%	0.7000%
For the next $125 million	0.7375	0.5875	0.6875
For the next $250 million	0.7250	0.5750	0.6750
For the next $500 million	0.7125	0.5625	0.6625
For the next $1 billion	0.7000	0.5500	0.6500
For net assets over $2 billion	0.6750	0.5250	0.6250

The annual complex-level fee, payable monthly, for each Fund is determined by taking the complex-level fee rate, which is based on the aggregate amount of “eligible assets” of all Nuveen funds as set forth in the schedule below, and (except for Real Asset Income) making, as appropriate, an upward adjustment to that rate based upon the percentage of the particular fund’s assets that are not “eligible assets.” The complex level fee schedule for each Fund is as follows:

Complex-Level Asset Breakpoint Level*	Effective Rate at Breakpoint Level
$55 billion	0.2000%
$56 billion	0.1996
$57 billion	0.1989
$60 billion	0.1961
$63 billion	0.1931
$66 billion	0.1900
$71 billion	0.1851
$76 billion	0.1806
$80 billion	0.1773
$91 billion	0.1691
$125 billion	0.1599
$200 billion	0.1505
$250 billion	0.1469
$300 billion	0.1445
*	The complex-level fee is calculated based upon the aggregate daily “eligible assets” of all Nuveen funds. Eligible assets do not include assets attributable to investments in other Nuveen funds or assets in excess of $2 billion added to the Nuveen fund complex in connection with the Adviser’s assumption of the management of the former First American Funds effective January 1, 2011. Eligible assets include closed-end fund assets managed by the Adviser that are attributable to certain types of leverage. For these purposes, leverage includes the closed-end funds’ use of preferred stock and borrowings and certain investments in the residual interest certificates (also called inverse floating rate securities) in tender option bond (TOB) trusts, including the portion of assets held by the TOB trust that has been effectively financed by the trust’s issuance of floating rate securities, subject to an agreement by the Adviser as to certain funds to limit the amount of such assets for determining eligible assets in certain circumstances. As of December 31, 2015, the complex-level fee for each Fund was as follows:

Fund	Complex-Level Fee Rate
Global Infrastructure	0.1719%
Real Asset Income	0.1639
Real Estate Securities	0.1814

The Adviser has agreed to waive fees and/or reimburse expenses through September 30, 2016 so that total annual Fund operating expenses (excluding 12b-1 distribution and/or service fees, interest expenses, taxes, acquired fund fees and expenses, fees incurred in acquiring and disposing of portfolio securities and extraordinary expenses) do not exceed 1.00% and 0.95% of the average daily net assets of any class of Fund shares of Global Infrastructure and Real Asset Income, respectively.

The Trust pays no compensation directly to those of its directors who are affiliated with the Adviser or to its officers, all of whom receive remuneration for their services to the Trust from the Adviser or its affiliates. The Board has adopted a deferred compensation plan for independent directors that enable directors to elect to defer receipt of all or a portion of the annual compensation they are entitled to receive from certain Nuveen-advised funds. Under the plan, deferred amounts are treated as though equal dollar amounts had been invested in shares of select Nuveen-advised funds.

74	Nuveen Investments

During the current fiscal period, Nuveen Securities, LLC (the “Distributor”), a wholly-owned subsidiary of Nuveen, collected sales charges on purchases of Class A Shares, the majority of which were paid out as concessions to financial intermediaries as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Sales charges collected (Unaudited)	$134,035	$1,479,802	$231,632
Paid to financial intermediaries (Unaudited)	119,320	1,317,827	204,812

The Distributor also received 12b-1 service fees on Class A Shares, substantially all of which were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

During the current fiscal period, the Distributor compensated financial intermediaries directly with commission advances at the time of purchase as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Commission advances (Unaudited)	$48,290	$1,043,852	$186,647

To compensate for commissions advanced to financial intermediaries, all 12b-1 service and distribution fees collected on Class B Shares and C Shares during the first year following a purchase were retained by the Distributor. During the current fiscal period, the Distributor retained such 12b-1 fees as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
12b-1 fees retained (Unaudited)	$46,193	$750,743	$186,255

The remaining 12b-1 fees charged to the Funds were paid to compensate financial intermediaries for providing services to shareholders relating to their investments.

The Distributor also collected and retained CDSC on share redemptions during the current fiscal period, as follows:

	Global Infrastructure	Real Asset Income	Real Estate Securities
CDSC retained (Unaudited)	$4,275	$35,733	$11,109

8. Borrowing Arrangements

During the current fiscal period, the Funds, along with certain other funds managed by the Adviser (“Participating Funds”), established a 364-day, $2.53 billion standby credit facility with a group of lenders, under which the Participating Funds may borrow for various purposes other than leveraging for investment purposes. A large portion of this facility’s capacity (and its associated costs as described below) is currently dedicated for use by a small number of Participating Funds, which does not include any of the Funds covered by this shareholder report. The remaining capacity under the facility (and the corresponding portion of the facility’s annual costs) is separately dedicated to most of the other open-end funds in the Nuveen fund family, including all of the Funds covered by this shareholder report, along with a number of Nuveen closed-end funds. The credit facility expires in July 2016 unless extended or renewed.

The credit facility has the following terms: a fee of 0.15% per annum on unused commitment amounts, and interest at a rate equal to the higher of (a) one-month LIBOR (London Inter-Bank Offered Rate) plus 1.25% per annum or (b) the Fed Funds rate plus 1.25% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which are recognized as a component of “Other expenses” on the Statement of Operations, and along with commitment fees, have been allocated among such Participating Funds based upon the relative proportions of the facility’s aggregate capacity reserved for them and other factors deemed relevant by the Adviser and the Board of each Participating Fund.

During the current fiscal period, none of the Funds utilized this facility.

Nuveen Investments	75

Additional

Fund Information (Unaudited)

Fund Manager Nuveen Fund Advisors, LLC 333 West Wacker Drive Chicago, IL 60606 Sub-Adviser Nuveen Asset Management, LLC 333 West Wacker Drive Chicago, IL 60606

Independent Registered
Public Accounting Firm

PricewaterhouseCoopers LLP

Chicago, IL 60606

Custodians

State Street Bank & Trust
Company

Boston, MA 02111

U.S. Bank National
Association*

Milwaukee, WI 53202

	Legal Counsel Chapman and Cutler LLP Chicago, IL 60603	Transfer Agent and Shareholder Services Boston Financial Data Services, Inc. Nuveen Investor Services P.O. Box 8530 Boston, MA 02266-8530 (800) 257-8787

* For Nuveen Real Estate Securities Fund.

Long-Term Capital Gain Distributions: The Funds hereby designate as long-term capital gain dividends, pursuant to Internal Revenue Code Section 852(b)(3), the amount shown in the accompanying table or, if greater, the amount necessary to reduce earnings and profits of the Funds related to net capital gain to zero for the tax year ended December 31, 2015:

	Global Infrastructure	Real Asset Income	Real Estate Securities
Long-term capital gain distribution	$4,225,763	$451,293	$236,941,562
Unrecaptured Section 1250 gain distribution	—	—	8,595,193

Total Long-term capital gain distributions	$4,225,763	$451,293	$245,536,755

Distribution Information: Each Fund hereby designates its percentages of dividends paid from net ordinary income as dividends qualifying for the 70% dividends received deduction (“DRD”) for corporations and its percentages as qualified dividend income (“QDI”) for individuals under Section 1(h)(11) of the Internal Revenue Code as shown in the accompanying table. The actual qualified dividend income distributions will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after calendar year end.

	Global Infrastructure	Real Asset Income	Real Estate Securities
% QDI	100%	25%	0%
% DRD	42%	4%	0%

Foreign Taxes: Nuveen Global Infrastructure Fund paid qualifying foreign taxes of $1,348,537 and earned $11,553,196 of foreign source income during the fiscal year ended December 31, 2015. Pursuant to Section 853 of the Internal Revenue Code, the Fund hereby designates $0.02 per share as foreign taxes paid and $0.18 per share as income earned from foreign sources for the calendar year ended December 31, 2015. The actual foreign tax credit distribution will be reported to shareholders on Form 1099-DIV which will be sent to shareholders shortly after the calendar year end.

Quarterly Form N-Q Portfolio of Investments Information: Each Fund is required to file its complete schedule of portfolio holdings with the Securities and Exchange Commission (SEC) for the first and third quarters of each fiscal year on Form N-Q. You may obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov or in person at the SEC’s Public Reference Room in Washington, D.C. Call the SEC toll-free at (800) SEC-0330 for room hours and operation.

Nuveen Funds’ Proxy Voting Information: You may obtain (i) information regarding how each fund voted proxies relating to portfolio securities held during the most recent twelve-month period ended June 30, without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787 or on Nuveen’s website at www.nuveen.com and (ii) a description of the policies and procedures that each fund used to determine how to vote proxies relating to portfolio securities without charge, upon request, by calling Nuveen Investments toll-free at (800) 257-8787. You may also obtain this information directly from the SEC. Visit the SEC on-line at http://www.sec.gov.

FINRA BrokerCheck: The Financial Industry Regulatory Authority (FINRA) provides information regarding the disciplinary history of FINRA member firms and associated investment professionals. This information as well as an investor brochure describing FINRA BrokerCheck is available to the public by calling the FINRA BrokerCheck Hotline number at (800) 289-9999 or by visiting www.FlNRA.org.

76	Nuveen Investments

Glossary of Terms

Used in this Report (Unaudited)

Average Annual Total Return: This is a commonly used method to express an investment’s performance over a particular, usually multi-year time period. It expresses the return that would have been necessary each year to equal the investment’s actual cumulative performance (including change in NAV or offer price and reinvested dividends and capital gains distributions, if any) over the time period being considered.

Real Asset Income Blend Index (New Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
28%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
21%	Financial Times Stock Exchange - European Public Real Estate Association/National Association of Real Estate Investments Trust (FTSE EPRA/NAREIT) Developed Index	An index designed to track the performance of listed real estate companies and REITs worldwide.
18%	Wells Fargo Hybrid & Preferred Securities REIT Index	An Index designed to track the performance of preferred securities issued in the U.S. market by real estate investment trusts (REITs). The index is composed exclusively of preferred shares and depositary shares.
18%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	Barclays Global Capital Securities Index	An index that tracks fixed-rate, investment grade capital securities denominated in USD, EUR and GBP.

Gross Domestic Product (GDP): The total market value of all final goods and services produced in a country/region in a given year, equal to total consumer, investment and government spending, plus the value of exports, minus the value of imports.

Lipper Global Flexible Portfolio Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Global Flexible Portfolio Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Real Estate Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Real Estate Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

Lipper Specialty/Miscellaneous Funds Classification Average: Represents the average annualized returns for all reporting funds in the Lipper Specialty/Miscellaneous Funds Classification. Lipper returns account for the effects of management fees and assume reinvestment of distributions, but do not reflect any applicable sales charges.

MSCI (Morgan Stanley Capital International) All Country World Index (ACWI): A free-float adjusted market capitalization index that is designed to measure equity market performance in the global developed and emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Nuveen Investments	77

Glossary of Terms Used in this Report (Unaudited) (continued)

MSCI EAFE Index: The MSCI (Morgan Stanley Capital International) EAFE (Europe, Australasia, Far East) Index is a free float-adjusted market capitalization weighted index designed to measure developed market equity performance, excluding the U.S. and Canada. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI Emerging Markets Index: The MSCI (Morgan Stanley Capital International) Emerging Markets Index is a free-float-adjusted market capitalization index that is designed to measure equity market performance in the global emerging markets. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

MSCI U.S. REIT Index: An unmanaged index that tracks the performance of real estate investment trusts (REITs). Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Net Asset Value (NAV) Per Share: A fund’s Net Assets is equal to its total assets (securities, cash and accrued earnings) less its total liabilities. For funds with multiple classes, Net Assets are determined separately for each share class. NAV per share is equal to the fund’s (or share class’) Net Assets divided by its number of shares outstanding.

Real Asset Income Blend Index (Old Comparative Benchmark): A five index blend comprised of weightings approximating the Fund’s proposed portfolio. The Fund’s proposed portfolio may differ significantly from the blended portfolio and actual returns may be substantially lower. Benchmark returns do not include the effects of any sales charges or management fees.

Weighting Percentage	Index	Definition
33%	S&P Global Infrastructure Index	An unmanaged index comprised of 75 of the largest publicly listed infrastructure companies that meet specific investability requirements.
20%	BofA/Merrill Lynch REIT Preferred Index	An unmanaged index of investment grade REIT preferred shares with a deal size in excess of $100 million, weighted by capitalization and considered representative of investment grade preferred real estate stock performance.
20%	Barclays U.S. Corporate High Yield Bond Index	An index that covers the U.S. dollar-denominated, non-investment grade, fixed-rate, taxable corporate bond market.
15%	MSCI U.S. RElT Index	A free float-adjusted market capitalization weighted index that is comprised of equity REITs that are included in the MSCI U.S. Investable Market 2500 Index, with the exception of specialty equity RElTs that do not generate a majority of their revenue and income from real estate rental and leasing operations. This index represents approximately 85% of the U.S. REIT universe.
12%	BofA/Merrill Lynch Fixed Rate Preferred Securities Index	Tracks the performance of fixed-rate U.S. dollar denominated preferred securities issued in the U.S. domestic market. Qualifying securities must be rated investment-grade (based on an average of Moody’s, S&P and Fitch) and must have an investment grade rated country of risk (based on an average of Moody’s, S&P and Fitch foreign currency long-term sovereign debt ratings).

Russell 1000® Index: An unmanaged index, considered representative of large-cap stocks. The index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

Russell 2000® Index: A market-weighted index published by the Frank Russell Company measuring the performance of the 2,000 smallest companies in the Russell 3000® Index. The Russell 3000® is made up of 3,000 of the largest U.S. stocks and represents approximately 98% of the U.S. equity market. The Russell 2000® serves as a benchmark for small-cap stocks in the U.S. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

78	Nuveen Investments

S&P Global Infrastructure Index: An index that provides liquid and tradable exposure to 75 companies from around the world that represent the listed infrastructure universe. To create diversified exposure across the global listed infrastructure market, the index has balanced weights across three distinct infrastructure clusters: utilities, transportation, and energy. Index returns assume reinvestment of distributions, but do not reflect any applicable sales charges or management fees.

S&P 500® Index: An unmanaged index generally considered representative of the U.S. stock market. Index returns assume reinvestment of distributions, but do not include the effects of any applicable sales charges or management fees.

Tax Equalization: The practice of treating a portion of the distribution made to a redeeming shareholder, which represents his proportionate part of undistributed net investment income and capital gain as a distribution for tax purposes. Such amounts are referred to as the equalization debits (or payments) and will be considered a distribution to the shareholder of net investment income and capital gain for calculation of the fund’s dividends paid deduction.

Nuveen Investments	79

Annual Investment Management Agreement

Approval Process (Unaudited)

The Board of Directors of each Fund (each, a “Board” and each Director, a “Board Member”), including the Board Members who are not parties to the Funds’ advisory or sub-advisory agreements or “interested persons” of any such parties (the “Independent Board Members”), is responsible for overseeing the performance of the investment adviser and sub-adviser to the respective Fund and determining whether to continue such Fund’s advisory agreement (the “Investment Management Agreement”) between the Fund and Nuveen Fund Advisors, LLC (the “Adviser”) and the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Investment Management Agreement, the “Advisory Agreements”) between the Adviser and Nuveen Asset Management, LLC (the “Sub-Adviser”). Following an initial term with respect to each Fund upon its commencement of operations, the Board is required to consider the continuation of the Advisory Agreements on an annual basis pursuant to the requirements of the Investment Company Act of 1940, as amended (the “1940 Act”). Accordingly, at an in-person meeting held on May 11-13, 2015 (the “May Meeting”), the Board, including a majority of the Independent Board Members, considered and approved the existing Advisory Agreements for the Funds.

In preparation for its considerations at the May Meeting, the Board received in advance of the meeting extensive materials prepared in connection with the review of the Advisory Agreements. The materials provided a broad range of information regarding the Funds, including, among other things, the nature, extent and quality of services provided by the Adviser and the Sub-Adviser (the Adviser and Sub-Adviser are collectively, the “Fund Advisers” and each, a “Fund Adviser”); Fund performance including performance assessments against peers and the appropriate benchmark(s); fee and expense information of the Funds compared to peers; a description and assessment of shareholder service levels for the Funds; a summary of the performance of certain service providers; a review of product initiatives and shareholder communications; and profitability information of the Fund Advisers as described in further detail below. As part of its annual review, the Board also held a separate meeting on April 14-15, 2015 to review the Funds’ investment performance and consider an analysis by the Adviser of the Sub-Adviser which generally evaluated the Sub-Adviser’s investment team, investment mandate, organizational structure and history, investment philosophy and process, and the performance of the Funds, and any significant changes to the foregoing. During the review, the Independent Board Members asked questions of and requested additional information from management.

The Board considered that the evaluation process with respect to the Fund Advisers is an ongoing process that encompassed the information and knowledge gained throughout the year. The Board, acting directly or through its committees, met regularly during the course of the year and received information and considered factors at each meeting that would be relevant to its annual consideration of the Advisory Agreements, including information relating to Fund performance; Fund expenses; investment team evaluations; and valuation, compliance, regulatory and risk matters. In addition to regular reports, the Adviser provided special reports to the Board to enhance the Board’s understanding on topics that impact some or all of the Nuveen funds and the Adviser (such as presentations on risk and stress testing; the new governance, risk and compliance system; cybersecurity developments; Nuveen fund accounting and reporting matters; regulatory developments impacting the investment company industry and the business plans or other matters impacting the Adviser). The Board also met with key investment personnel managing certain Nuveen fund portfolios during the year.

The Board had created several standing committees including the Open-End Funds Committee and the Closed-End Funds Committee to assist the full Board in monitoring and gaining a deeper insight into the distinctive business practices of closed-end and open-end funds. These Committees met prior to each quarterly Board meeting, and the Adviser provided presentations to these Committees permitting them to delve further into specific matters or initiatives impacting the respective product line.

The Board also continued its program of seeking to have the Board Members or a subset thereof visit each sub-adviser to the Nuveen funds at least once over a multiple year rotation, meeting with key investment and business personnel. In this regard, the Independent Board Members made site visits to multiple equity and fixed-income investment teams of the Sub-Adviser in June 2014.

The Board considered the information provided and knowledge gained at these meetings and visits during the year when performing its annual review of the Advisory Agreements. The Independent Board Members also were assisted throughout the process by independent legal counsel. During the course of the year and during their deliberations regarding the review of advisory contracts, the Independent Board Members met with independent legal counsel in executive sessions without management present. The Independent Board Members also received a memorandum from independent legal counsel outlining the legal standards for their consideration of the proposed continuation of the Advisory Agreements. In addition, it is important to recognize that the management arrangements for the Nuveen funds are the result of many years of review and discussion between the Independent Board Members and Fund management and that the Board Members’ conclusions may be based, in part, on their consideration of fee arrangements and other factors developed in previous years.

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The Board took into account all factors it believed relevant with respect to each Fund, including, among other things: (a) the nature, extent and quality of the services provided by the Fund Advisers; (b) the investment performance of the Funds and Fund Advisers; (c) the advisory fees and costs of the services to be provided to the Funds and the profitability of the Fund Advisers; (d) the extent of any economies of scale; (e) any benefits derived by the Fund Advisers from the relationship with the Funds; and (f) other factors. Each Board Member may have accorded different weight to the various factors in reaching his or her conclusions with respect to the Advisory Agreements applicable to each Fund. The Independent Board Members did not identify any single factor as all-important or controlling. The Independent Board Members’ considerations were instead based on a comprehensive consideration of all the information presented. The principal factors considered by the Board and its conclusions are described below.

A. Nature, Extent and Quality of Services

In evaluating the renewal of the Advisory Agreements, the Independent Board Members received and considered information regarding the nature, extent and quality of the applicable Fund Adviser’s services provided to each respective Fund. The Board reviewed information regarding, among other things, each Fund Adviser’s organization and business, the types of services that each Fund Adviser or its affiliates provided to the Funds, the performance record of the Funds (as described in further detail below), and any initiatives that had been undertaken on behalf of the open-end product line. The Board recognized the high quality of services the Adviser had provided to the Funds over the years and the conscientiousness with which the Adviser provided these services. The Board also considered the improved capital structure of Nuveen Investments, Inc. (“Nuveen”) (the parent of the Adviser) following the acquisition of Nuveen by TIAA-CREF in 2014 (the “TIAA-CREF Transaction”).

With respect to the services, the Board noted the Funds were registered investment companies that operated in a regulated industry and considered the myriad of investment management, administrative, compliance, oversight and other services the Adviser provided to manage and operate the Funds. Such services included, among other things: (a) product management (such as analyzing ways to better position a Nuveen fund in the marketplace, setting dividends; maintaining relationships to gain access to distribution platforms; and providing shareholder communications); (b) fund administration (such as preparing tax returns and other tax compliance services, preparing regulatory filings and shareholder reports; managing fund budgets and expenses; overseeing a fund’s various service providers and supporting and analyzing new and existing funds); (c) Board administration (such as supporting the Board and its committees, in relevant part, by organizing and administering the Board and committee meetings and preparing the necessary reports to assist the Board in its duties); (d) compliance (such as monitoring adherence to a fund’s investment policies and procedures and applicable law; reviewing the compliance program periodically and developing new policies or updating existing compliance policies and procedures as considered necessary or appropriate; responding to regulatory requests; and overseeing compliance testing of the funds’ sub-advisers); (e) legal support (such as preparing or reviewing fund registration statements, proxy statements and other necessary materials; interpreting regulatory requirements and compliance thereof; and maintaining applicable registrations); and (f) investment services (such as overseeing and reviewing the funds’ sub-advisers and their investment teams; analyzing performance of the funds; overseeing investment and risk management; evaluating brokerage transactions and securities lending, overseeing the daily valuation process for portfolio securities and developing and recommending valuation policies and methodologies and changes thereto; reporting to the Board on various matters including performance, risk and valuation; and participating in fund development, leverage management, and the developing or interpreting of investment policies and parameters).

In its review, the Board considered information highlighting the various initiatives that the Adviser had implemented or continued during the last year to enhance its services to the Nuveen funds. The Board recognized that some of these initiatives are a result of a multi-year process. In reviewing the activities of 2014, the Board recognized the Adviser’s continued focus on fund rationalization for open-end funds through mergers, fund closures or repositioning the funds in seeking to enhance shareholder value, reduce costs, improve performance, eliminate fund overlap and better meet shareholder needs. The Board noted the Adviser’s investment in additional staffing to strengthen and improve its services to the Nuveen funds, including with respect to risk management and valuation. The Board recognized that expanding the depth and range of its risk oversight activities had been a major priority for the Adviser in recent years, and the Adviser continued to add to the risk management team, develop additional risk management programs and create committees or other teams designated to oversee or evaluate certain risks, such as liquidity risk, enterprise risk, investment risk and cybersecurity risk. The Adviser had also continued to add to the valuation team, launched its centralized securities valuation system which is intended to provide for uniform pricing and reporting across the complex as the system continues to develop, continued to refine its valuation analysis and updated related policies and procedures and evaluated and assessed pricing services. The Board considered the Adviser’s ongoing investment in information technology and operations and the various projects of the information technology team to support the continued growth and complexity of the Nuveen funds and increase efficiencies in their operations. The Board also recognized the Adviser’s strong commitment to compliance and reviewed information reflecting the compliance group’s ongoing activities to enhance its compliance system and refine its compliance procedures as well as the Chief Compliance Officer’s report regarding the compliance team, the initiatives the team had undertaken in 2014 and proposed for 2015, the compliance functions and reporting process, the record of compliance with the policies and procedures and its supervision activities of other service providers.

With respect to the open-end fund product line, the Adviser had also, among other things: developed new funds in seeking to enhance the product line; enhanced the reporting to the Board and its committees regarding payments to intermediaries; and continued to explore opportunities for potential funds.

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

As noted, the Adviser also oversees the Sub-Adviser who primarily provides the portfolio advisory services to the Funds. The Board recognized the skill and competency of the Adviser in monitoring and analyzing the performance of the Sub-Adviser and managing the sub-advisory relationship. In considering the Sub-Advisory Agreements and supplementing its prior knowledge, the Board considered a current report provided by the Adviser analyzing, among other things, the Sub-Adviser’s investment team and changes thereto, investment approach, organization and history, and assets under management, and the investment performance of each Fund.

Based on their review, the Independent Board Members found that, overall, the nature, extent and quality of services provided to the Funds under each respective Advisory Agreement were satisfactory.

B. The Investment Performance of the Funds and Fund Advisers

The Board, including the Independent Board Members, considered the performance history of each Fund over various time periods. The Board reviewed reports, including an analysis of the Funds’ performance and the applicable investment team. The Board reviewed, among other things, each Fund’s investment performance both on an absolute basis and in comparison to peer funds (the “Performance Peer Group”) and to recognized and/or customized benchmarks (i.e., generally benchmarks derived from multiple recognized benchmarks) for the quarter, one-, three- and five-year periods ending December 31, 2014, as well as performance information reflecting the first quarter of 2015 (or for such shorter periods available for Nuveen Real Asset Income Fund (the “Real Asset Fund”), which did not exist for part of the foregoing time frame). In its review, the Board noted that it also reviewed Fund performance results at each of its quarterly meetings.

In evaluating performance, the Board recognized several factors that may impact the performance data as well as the consideration given to particular performance data.

•	The performance data reflected a snapshot in time, in this case as of the end of the most recent calendar year or quarter. A different performance period, however, could generate significantly different results.

•	Long-term performance can be adversely affected by even one period of significant underperformance so that a single investment decision or theme had the ability to disproportionately affect long-term performance.

•	The investment experience of a particular shareholder in a fund would vary depending on when such shareholder invested in the fund, the class held (if multiple classes are offered in the fund) and the performance of the fund (or respective class) during that shareholder’s investment period.

•	Open-end funds offer multiple classes and the performance data provided for open-end funds was based on Class A shares. The performance of the other classes of a fund, however, should be substantially similar on a relative basis because all of the classes would be invested in the same portfolio of securities and differences in performance among classes could be principally attributed to the variations in distribution and servicing expenses of each class.

•	The Board recognized that the funds in the Performance Peer Group may differ somewhat from the Nuveen fund with which it is being compared and due to these differences, performance comparisons between certain of the Nuveen funds and their Performance Peer Groups may be inexact and the relevancy limited. The Board considered that management had classified the Performance Peer Group as low, medium and high in relevancy. The Board took the analysis of the relevancy of the Performance Peer Group into account when considering the comparative performance data. The Board also considered comparative performance of an applicable benchmark. While the Board was cognizant of the relative performance of a Fund’s peer set and/or benchmark(s), the Board evaluated Fund performance in light of the respective Fund’s investment objectives, investment parameters and guidelines and considered that the variations between the objectives and investment parameters or guidelines of the Fund with its peers and/or benchmarks result in differences in performance results.

With respect to any Nuveen funds for which the Board has identified performance concerns, the Board monitors such funds closely until performance improves, discusses with the Adviser the reasons for such results, considers those steps necessary or appropriate to address such issues, and reviews the results of any efforts undertaken. The Board is aware, however, that shareholders chose to invest or remain invested in a fund knowing that the Adviser manages the fund and knowing the fund’s fee structure.

In considering the performance data, the Independent Board Members noted the following with respect to the Funds:

For Nuveen Global Infrastructure Fund (the “Global Infrastructure Fund”), the Board noted that the Fund ranked in its Performance Peer Group in the second quartile in the one-year period and third quartile in the three- and five-year periods and outperformed its benchmark in the one-, three- and five-year periods.

For the Real Asset Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one- and three-year periods. The Fund also outperformed its recognized benchmark in the one- and three-year periods and, although the Fund underperformed its custom benchmark in the one-year period, it outperformed its custom benchmark in the three-year period.

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For Nuveen Real Estate Securities Fund, the Board noted that the Fund ranked in its Performance Peer Group in the first quartile in the one-, three- and five-year periods and, although the Fund underperformed its benchmark in the three- and five-year periods, the Fund outperformed its benchmark in the one-year period.

Based on their review, the Independent Board Members determined that each Fund’s investment performance had been satisfactory.

C. Fees, Expenses and Profitability

1. Fees and Expenses

The Board evaluated the management fees and other fees and expenses of each Fund (expressed as a percentage of average net assets) in absolute terms and in comparison to the fee and expense levels of a comparable universe of funds (the “Peer Universe”) and, with respect to open-end funds, to a more focused subset in the Peer Universe (the “Peer Group”), each selected by an independent third-party fund data provider. The Independent Board Members reviewed the methodology regarding the construction of the Peer Universe and Peer Group for each Fund. The Board reviewed, among other things, such Fund’s gross management fees, net management fees and net expense ratios in absolute terms as well as compared to the average and median fee and expense levels of the Peer Universe and/or Peer Group. The Board noted that the net total expense ratios paid by investors in the Funds were the most representative of an investor’s net experience. The Board Members also considered any fee waivers and/or expense reimbursement arrangements currently in effect for the Funds.

In reviewing the comparative fee and expense information, the Independent Board Members recognized that various factors such as the limited size and particular composition of the Peer Universe or Peer Group (including the inclusion of other Nuveen funds in the peer set); expense anomalies; changes in the funds comprising the Peer Universe or Peer Group from year to year; levels of reimbursement or fee waivers; the timing of information used; and differences in services provided can impact the comparative data limiting the usefulness of the data to help make a conclusive assessment of the Funds’ fees and expenses.

In reviewing the fee schedule for a fund, the Independent Board Members also considered the fund-level and complex-wide breakpoint schedules (described in further detail below) and any fee waivers and reimbursements provided by Nuveen. In reviewing fees and expenses, the Board considered the expenses and fees to be higher if they were over 10 basis points higher, slightly higher if they were approximately 6 to 10 basis points higher, in line if they were within approximately 5 basis points higher than the peer average and below if they were below the peer average of the Peer Group. In reviewing the reports, the Board noted that the majority of the Nuveen funds had a net expense ratio near or below their peer average.

The Independent Board Members recognized that the Funds had a net management fee and a net expense ratio below or in line with their peer averages.

Based on their review of the fee and expense information provided, the Independent Board Members determined that each Fund’s management fees (as applicable) to a Fund Adviser were reasonable in light of the nature, extent and quality of services provided to the Fund.

2. Comparisons with the Fees of Other Clients

The Board considered information regarding the fees a Fund Adviser assessed to the Nuveen funds compared to that of other clients as described in further detail below. With respect to non-municipal funds, such other clients of the Adviser and/or its affiliated sub-advisers may include: separately managed accounts (such as retail, institutional or wrap accounts), hedge funds, other investment companies that are not offered by Nuveen but are sub-advised by one of Nuveen’s affiliated sub-advisers, foreign investment companies offered by Nuveen, and collective investment trusts.

The Board recognized that each Fund had an affiliated sub-adviser and therefore the overall Fund management fee can be divided into two components, the fee retained by the Adviser and the fee paid to the Sub-Adviser. In reviewing the nature of the services provided by the Adviser, including through its affiliated sub-advisers, the Board considered the range of advisory fee rates for retail and institutional managed accounts advised by Nuveen-affiliated sub-advisers. The Board also reviewed, among other things, the average fee the affiliated sub-advisers assessed such clients as well as the range of fee rates assessed to the different types of clients (such as retail, institutional and wrap accounts as well as non-Nuveen funds) applicable to such sub-advisers.

In reviewing the comparative information, the Board also reviewed information regarding the differences between the Funds and the other clients, including differences in services provided, investment policies, investor profiles, compliance and regulatory requirements and account sizes. The Board recognized the breadth of services necessary to operate a registered investment company (as described above) and that, in general terms, the Adviser provided the administrative and other support services to the Funds and, although the Sub-Adviser may provide some of these services, the Sub-Adviser essentially provided the portfolio management services. In general, the Board noted that higher fee levels reflected higher levels of service provided by the Fund Adviser, increased investment management complexity, greater product management requirements and higher levels of business risk or some combination of the foregoing. The Independent Board Members considered the differences in structure and operations of separately managed accounts and hedge funds from registered funds and noted that the range of day-to-day services was not generally of the

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Annual Investment Management Agreement Approval Process (Unaudited) (continued)

breadth required for the registered funds. Many of the additional administrative services provided by the Adviser were not required for institutional clients or funds sub-advised by a Nuveen-affiliated sub-adviser that were offered by other fund groups. The Independent Board Members also recognized that the management fee rates of the foreign funds advised by the Adviser may vary due to, among other things, differences in the client base, governing bodies, operational complexities and services covered by the management fee. Given the inherent differences in the various products, particularly the extensive services provided to the Funds, the Independent Board Members believed such facts justify the different levels of fees.

3. Profitability of Fund Advisers

In conjunction with their review of fees, the Independent Board Members also considered the profitability of Nuveen for its advisory activities and its financial condition. The Independent Board Members reviewed, among other things, the adjusted operating margins for Nuveen for the last two calendar years, the revenues, expenses, net income (pre-tax and after-tax) and net revenue margins (pre-tax and after-tax) of Nuveen’s managed fund advisory activities for the last two calendar years, the allocation methodology used by Nuveen in preparing the profitability data and a history of the adjustments to the methodology due to changes in the business over time. The Independent Board Members also reviewed the revenues, expenses, net income (pre-tax and after-tax) and revenue margin (pre-tax and post-tax) of the Adviser and, as described in further detail below, each affiliated sub-adviser for the 2014 calendar year. In reviewing the profitability data, the Independent Board Members noted the subjective nature of cost allocation methodologies used to determine profitability as other reasonable methods could also have been employed but yield different results. The Independent Board Members reviewed an analysis of the key drivers behind the changes in revenues and expenses that impacted profitability in 2014. The Independent Board Members recognized that Nuveen’s net revenue margin from advisory activities for 2014 was consistent with 2013. The Independent Board Members also considered the profitability of Nuveen in comparison to the adjusted operating margins of other investment advisers with publicly available data and with comparable assets under management (based on asset size and asset composition) to Nuveen. The Independent Board Members noted that Nuveen’s adjusted operating margins appeared to be reasonable in relation to such other advisers. The Independent Board Members, however, recognized the difficulty of making comparisons of profitability from fund investment advisory contracts as the information is not generally publicly available, the information for the investment advisers that was publicly available may not be representative of the industry and various other factors would impact the profitability data such as differences in services offered, business mix, expense methodology and allocations, capital structure and costs, complex size, and types of funds and other accounts managed.

The Independent Board Members noted this information supplemented the profitability information requested and received during the year and noted that two Independent Board Members served as point persons to review the profitability analysis and methodologies employed, and any changes thereto, and to keep the Board apprised of such changes during the year.

The Independent Board Members determined that Nuveen appeared to be sufficiently profitable to operate as a viable investment management firm and to honor its obligations as a sponsor of the Nuveen funds. The Independent Board Members noted the Adviser’s continued expenditures to upgrade its investment technology and increase personnel and recognized the Adviser’s continued commitment to its business to enhance the Adviser’s capacity and capabilities in providing the services necessary to meet the needs of the Nuveen funds as they grow or change over time. The Independent Board Members also noted that the sub-advisory fees for the Nuveen funds are paid by the Adviser, however, the Board recognized that many of the sub-advisers, including the Sub-Adviser, are affiliated with Nuveen. The Independent Board Members also noted the increased resources and support available to Nuveen as well as an improved capital structure as a result of the TIAA-CREF Transaction.

With respect to the Sub-Adviser, the Independent Board Members reviewed the Sub-Adviser’s revenues, expenses and revenue margins (pre- and post-tax) for its advisory activities for the calendar year ended December 31, 2014. The Independent Board Members also reviewed profitability analysis reflecting the revenues, expenses and the revenue margin (pre- and post-tax) by asset type for the Sub-Adviser for the calendar year ended December 31, 2014.

In evaluating the reasonableness of the compensation, the Independent Board Members also considered other amounts paid to a Fund Adviser by the Funds as well as indirect benefits (such as soft dollar arrangements), if any, the Fund Adviser and its affiliates received or were expected to receive that were directly attributable to the management of a Fund. See Section E below for additional information on indirect benefits a Fund Adviser may receive as a result of its relationship with the Funds.

Based on their review, the Independent Board Members determined that the Adviser’s and the Sub-Adviser’s level of profitability was reasonable in light of the respective services provided.

D. Economies of Scale and Whether Fee Levels Reflect These Economies of Scale

The Independent Board Members recognized that, as the assets of a particular fund or the Nuveen complex in the aggregate increase over time, economies of scale may be realized, and the Independent Board Members considered the extent to which the funds benefit from such economies of scale. Although the Independent Board Members recognized that economies of scale are difficult to measure, the Board recognized that one method to help ensure the shareholders share in these benefits is to include breakpoints in the management fee schedule reducing fee rates as asset levels grow. The Independent Board Members noted that, subject to certain exceptions, the management fees of the funds in the Nuveen complex are

84	Nuveen Investments

generally comprised of a fund-level component and complex-level component. Each component of the management fee for each Fund included breakpoints to reduce management fee rates of the Fund as the Fund grows and, as described below, as the Nuveen complex grows. In addition to fund-specific breakpoint schedules which reduce the fee rates of a particular fund as its assets increase, the Independent Board Members recognized that the Adviser also passed on the benefits of economies of scale through the complex-wide fee arrangement which reduced management fee rates as assets in the fund complex reached certain levels. The complex-wide fee arrangement seeks to provide the benefits of economies of scale to fund shareholders when total fund complex assets increase, even if assets of a particular fund are unchanged or have decreased. The approach reflected the notion that some of Nuveen’s costs were attributable to services provided to all its funds in the complex, and therefore all funds benefit if these costs were spread over a larger asset base. The Independent Board Members reviewed the breakpoint and complex-wide schedules and the fee reductions achieved as a result of such structures for the 2014 calendar year.

The Independent Board Members also noted that additional economies of scale were shared with shareholders of the Global Infrastructure Fund and the Real Asset Fund through the adoption of a temporary expense cap. The Independent Board Members further considered that as part of the TIAA-CREF Transaction, Nuveen agreed, for a period of two years from the date of the closing of the TIAA-CREF Transaction, not to increase contractual management fees for any Nuveen fund and, with respect to funds with expense caps, not to raise expense cap levels for such funds from levels in effect at that time or scheduled to go into effect prior to the closing of the TIAA-CREF Transaction. The commitment would not limit or otherwise affect mergers or liquidations of any funds in the ordinary course.

Based on their review, the Independent Board Members concluded that the current fee structure was acceptable and reflected economies of scale to be shared with shareholders when assets under management increase.

E. Indirect Benefits

The Independent Board Members received and considered information regarding potential “fall out” or ancillary benefits the respective Fund Adviser or its affiliates may receive as a result of its relationship with the Funds. In this regard, the Independent Board Members recognized that an affiliate of the Adviser served as the Funds’ principal underwriter and may receive compensation therefore from, among other things, sales charges, distribution fees and shareholder services fees (which included fees received pursuant to any 12b-1 plan). The Independent Board Members therefore took into account, among other things, the 12b-1 fees retained by Nuveen during the last calendar year.

In addition to the above, the Independent Board Members considered whether the Fund Adviser received any benefits from soft dollar arrangements whereby a portion of the commissions paid by a Fund for brokerage may be used to acquire research that may be useful to the Fund Adviser in managing the assets of the Fund and other clients. The Funds’ portfolio transactions are allocated by the Sub-Adviser. Accordingly, the Independent Board Members considered that the Sub-Adviser may benefit from research provided by broker-dealers executing portfolio transactions on behalf of the Funds. With respect to any fixed income securities, however, the Board recognized that such securities generally trade on a principal basis that does not generate soft dollar credits. Similarly, the Board recognized that any research received pursuant to soft dollar arrangements by the Sub-Adviser may also benefit the Funds and shareholders to the extent the research enhanced the ability of the Sub-Adviser to manage the Funds. The Independent Board Members noted that the Sub-Adviser’s profitability may be somewhat lower if it had to acquire any such research services directly.

Based on their review, the Independent Board Members concluded that any indirect benefits received by a Fund Adviser as a result of its relationship with the Funds were reasonable and within acceptable parameters.

F. Other Considerations

The Independent Board Members did not identify any single factor discussed previously as all-important or controlling. The Board Members, including the Independent Board Members, concluded that the terms of each Advisory Agreement were fair and reasonable, that the respective Fund Adviser’s fees were reasonable in light of the services provided to each Fund and that the Advisory Agreements be renewed.

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Directors

and Officers (Unaudited)

The management of the Funds, including general supervision of the duties performed for the Funds by the Adviser, is the responsibility of the Board of Directors of the Funds. The number of directors of the Funds is currently set at eleven. None of the directors who are not “interested” persons of the Funds (referred to herein as “independent directors”) has ever been a director or employee of, or consultant to, Nuveen or its affiliates. The names and business addresses of the directors and officers of the Funds, their principal occupations and other affiliations during the past five years, the number of portfolios each oversees and other directorships they hold are set forth below.

The Funds’ Statement of Additional Information (“SAI”) includes more information about the directors. To request a free copy, call Nuveen Investments at (800) 257-8787 or visit the Funds’ website at www.nuveen.com.

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Independent Directors:
William J. Schneider 1944 333 W. Wacker Drive Chicago, IL 60606	Chairman and Director	1996	Chairman of Miller-Valentine Partners, a real estate investment company; formerly, Senior Partner and Chief Operating Officer (retired 2004) of Miller-Valentine Group; owner in several other Miller-Valentine entities; Board Member of Med-America Health System, and WDPR Public Radio Station; formerly, member, Business Advisory Council, Cleveland Federal Reserve Bank and University of Dayton Business School Advisory Council.	197
Jack B. Evans 1948 333 W. Wacker Drive Chicago, IL 60606	Director	1999	President, The Hall-Perrine Foundation, a private philanthropic corporation (since 1996); Director and Chairman, United Fire Group, a publicly held company; formerly, President Pro-Tem of the Board of Regents for the State of Iowa University System; Director, Source Media Group; Life Trustee of Coe College; formerly, Director, Alliant Energy; formerly, Director, Federal Reserve Bank of Chicago; formerly, President and Chief Operating Officer, SCI Financial Group, Inc., a regional financial services firm.	197
William C. Hunter 1948 333 W. Wacker Drive Chicago, IL 60606	Director	2004	Dean Emeritus, formerly, Dean, Tippie College of Business, University of Iowa (2006-2012); Director (since 2004) of Xerox Corporation; Director (since 2005), and past President (2010-2014) Beta Gamma Sigma, Inc., The International Business Honor Society; Director of Wellmark, Inc. (since 2009); formerly, Dean and Distinguished Professor of Finance, School of Business at the University of Connecticut (2003-2006); previously, Senior Vice President and Director of Research at the Federal Reserve Bank of Chicago (1995-2003); formerly, Director (1997-2007), Credit Research Center at Georgetown University.	197
David J. Kundert 1942 333 W. Wacker Drive Chicago, IL 60606	Director	2005	Formerly, Director, Northwestern Mutual Wealth Management Company (2006-2013); retired (since 2004) as Chairman, JPMorgan Fleming Asset Management, President and CEO, Banc One Investment Advisors Corporation, and President, One Group Mutual Funds; prior thereto, Executive Vice President, Banc One Corporation and Chairman and CEO, Banc One Investment Management Group; Regent Emeritus, Member of Investment Committee, Luther College; member of the Wisconsin Bar Association; member of Board of Directors and Chair of Investment Committee, Greater Milwaukee Foundation; member of the Board of Directors (Milwaukee), College Possible.	197

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Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director
John K. Nelson 1962 333 West Wacker Drive Chicago, IL 60606	Director	2013	Member of Board of Directors of Core12 LLC (since 2008), a private firm which develops branding, marketing and communications strategies for clients; Director of The Curran Center for Catholic American Studies (since 2009) and The President’s Council, Fordham University (since 2010); formerly senior external advisor to the financial services practice of Deloitte Consulting LLP (2012-2014); formerly, Chairman of the Board of Trustees of Marian University (2010 as trustee, 2011-2014 as Chairman); formerly, Chief Executive Officer of ABN AMRO N.V. North America, and Global Head of its Financial Markets Division (2007-2008); prior senior positions held at ABN AMRO include Corporate Executive Vice President and Head of Global Markets—the Americas (2006-2007), CEO of Wholesale Banking—North America and Global Head of Foreign Exchange and Futures Markets (2001-2006), and Regional Commercial Treasurer and Senior Vice President Trading—North America (1996-2001); formerly, Trustee at St. Edmund Preparatory School in New York City.	197
Judith M. Stockdale 1947 333 W. Wacker Drive Chicago, IL 60606	Director	1997	Board Member, Land Trust Alliance (since 2013) and U.S. Endowment for Forestry and Communities (since 2013); formerly, Executive Director (1994-2012), Gaylord and Dorothy Donnelley Foundation; prior thereto, Executive Director, Great Lakes Protection Fund (1990-1994).	197
Carole E. Stone 1947 333 W. Wacker Drive Chicago, IL 60606	Director	2007	Director, Chicago Board Options Exchange (since 2006), C2 Options Exchange, Incorporated (since 2009) Director, CBOE Holdings, Inc. (since 2010); formerly, Commissioner, New York State Commission on Public Authority Reform (2005-2010).	197
Terence J. Toth 1959 333 W. Wacker Drive Chicago, IL 60606	Director	2008	Managing Partner, Promus Capital (since 2008); Director, Fulcrum IT Service LLC (since 2010), Quality Control Corporation (since 2012) and LogicMark LLC (since 2012); formerly, Director, Legal & General Investment Management America, Inc. (2008-2013); formerly, CEO and President, Northern Trust Global Investments (2004-2007); Executive Vice President, Quantitative Management & Securities Lending (2000-2004); prior thereto, various positions with Northern Trust Company (since 1994); member: Chicago Fellowship Board (since 2005), Catalyst Schools of Chicago Board (since 2008) and Mather Foundation Board (since 2012), and chair of its investment committee; formerly, Member, Northern Trust Mutual Funds Board (2005-2007), Northern Trust Global Investments Board (2004-2007), Northern Trust Japan Board (2004-2007), Northern Trust Securities Inc. Board (2003-2007) and Northern Trust Hong Kong Board (1997-2004).	197
Margaret L. Wolff 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2016	Member of the Board of Directors (since 2013) of Travelers Insurance Company of Canada and The Dominion of Canada General Insurance Company (each, a part of Travelers Canada, the Canadian operation of The Travelers Companies, Inc.); formerly, Of Counsel, Skadden, Arps, Slate, Meagher & Flom LLP (Mergers & Acquisitions Group) (2005-2014); Member of the Board of Trustees of New York-Presbyterian Hospital (since 2005); Member (since 2004) and Chair (since 2015) of the Board of Trustees of The John A. Hartford Foundation (a philanthropy dedicated to improving the care of older adults); formerly, Member (2005-2015) and Vice Chair (2011-2015) of the Board of Trustees of Mt. Holyoke College.	197

Nuveen Investments	87

Directors and Officers (Unaudited) (continued)

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (1)	Principal Occupation(s) Including other Directorships During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Director

Interested Board Members:
William Adams IV(2) 1955 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Senior Executive Vice President, Global Structured Products (since 2010); Co-President of Nuveen Fund Advisors, LLC (since 2011); Executive Vice President of Nuveen Securities, LLC; President (since 2011), formerly, Managing Director (2010-2011) of Nuveen Commodities Asset Management, LLC; Board Member of the Chicago Symphony Orchestra and of Gilda’s Club Chicago; formerly, Executive Vice President, U.S. Structured Products, of Nuveen Investments, Inc. (1999-2010).	197
Thomas S. Schreier, Jr.(2) 1962 333 W. Wacker Drive Chicago, IL 60606	Director	2013	Vice Chairman, Wealth Management of Nuveen Investments, Inc. (since 2011); Co-President of Nuveen Fund Advisors, LLC; Chairman of Nuveen Asset Management, LLC (since 2011); Co-Chief Executive Officer of Nuveen Securities, LLC (since 2011); Member of Board of Governors and Chairman’s Council of the Investment Company Institute; Director of Allina Health and a Member of its Finance, Audit and Investment Committees, formerly, Chief Executive Officer (2000-2010) and Chief Investment Officer (2007-2010) of FAF Advisors, Inc.; formerly, President of First American Funds (2001-2010).	197

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer

Officers of the Funds:
Gifford R. Zimmerman 1956 333 W. Wacker Drive Chicago, IL 60606	Chief Administrative Officer	1988	Managing Director (since 2002), and Assistant Secretary of Nuveen Securities, LLC; Managing Director (since 2004) and Assistant Secretary (since 1994) of Nuveen Investments, Inc.; Managing Director (since 2002), Assistant Secretary (since 1997) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel of Nuveen Asset Management, LLC (since 2011); Managing Director and Assistant Secretary of Symphony Asset Management LLC (since 2003); Vice President and Assistant Secretary of NWQ Investment Management Company, LLC (since 2002), Nuveen Investments Advisers Inc. (since 2002), Santa Barbara Asset Management, LLC (since 2006) and of Winslow Capital Management, LLC, (since 2010); Vice President and Assistant Secretary (since 2013), formerly, Chief Administrative Officer and Chief Compliance Officer (2006-2013) of Nuveen Commodities Asset Management, LLC; Chartered Financial Analyst.	198
Margo L. Cook 1964 333 W. Wacker Drive Chicago, IL 60606	Vice President	2009	Senior Executive Vice President of Nuveen Investments, Inc.; Executive Vice President, Investment Services of Nuveen Fund Advisors, LLC (since 2011); Managing Director – Investment Services of Nuveen Commodities Asset Management, LLC (since 2011); Co-Chief Executive Officer (since 2015); previously, Executive Vice President (2013-2015) of Nuveen Securities, LLC; Chartered Financial Analyst.	198
Lorna C. Ferguson 1945 333 W. Wacker Drive Chicago, IL 60606	Vice President	1998	Managing Director (since 2005) of Nuveen Fund Advisors, LLC and Nuveen Securities, LLC (since 2004).	198

88	Nuveen Investments

Name, Year of Birth & Address	Position(s) Held with the Funds	Year First Elected or Appointed (3)	Principal Occupation(s) During Past 5 Years	Number of Portfolios in Fund Complex Overseen by Officer
Stephen D. Foy 1954 333 W. Wacker Drive Chicago, IL 60606	Vice President and Controller	1998	Managing Director (since 2014), formerly, Senior Vice President (2013-2014) and Vice President (2005-2013) of Nuveen Fund Advisors, LLC; Chief Financial Officer of Nuveen Commodities Asset Management, LLC (since 2010); Certified Public Accountant.	198
Sherri A. Hlavacek 1962 333 W. Wacker Drive Chicago, IL 60606	Vice President and Treasurer	2015	Executive Vice President (since May 2015, formerly, Managing Director) and Controller of Nuveen Fund Advisors, LLC; Managing Director and Controller of Nuveen Commodities Asset Management, LLC; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Controller of Nuveen Asset Management, LLC; Executive Vice President, Principal Financial Officer (since July 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments, Inc.; Executive Vice President (since May 2015, formerly, Managing Director), Treasurer and Corporate Controller of Nuveen Investments Advisers Inc. and Nuveen Investments Holdings, Inc.; Managing Director, Chief Financial Officer and Corporate Controller of Nuveen Securities, LLC; Vice President, Controller and Treasurer of NWQ Investment Management Company, LLC; Vice President and Controller of Santa Barbara Asset Management, LLC, Tradewinds Global Investors, LLC, Symphony Asset Management LLC and Winslow Capital Management, LLC; Certified Public Accountant.	198
Walter M. Kelly 1970 333 W. Wacker Drive Chicago, IL 60606	Chief Compliance Officer and Vice President	2003	Senior Vice President (since 2008) of Nuveen Investments Holdings, Inc.	198
Tina M. Lazar 1961 333 W. Wacker Drive Chicago, IL 60606	Vice President	2002	Senior Vice President of Nuveen Investments Holdings, Inc. and Nuveen Securities, LLC	198
Kevin J. McCarthy 1966 333 W. Wacker Drive Chicago, IL 60606	Vice President and Secretary	2007	Managing Director and Assistant Secretary (since 2008), Nuveen Securities, LLC; Managing Director (since 2008), Assistant Secretary (since 2007) and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary, Nuveen Investments, Inc.; Vice President (since 2007) and Assistant Secretary of Nuveen Investments Advisers Inc., NWQ Investment Management Company, LLC, Tradewinds Global Investors LLC, Symphony Asset Management LLC, Santa Barbara Asset Management, LLC, and of Winslow Capital Management, LLC. (since 2010); Vice President and Secretary (since 2010) of Nuveen Commodities Asset Management, LLC.	198
Kathleen L. Prudhomme 1953 901 Marquette Avenue Minneapolis, MN 55402	Vice President and Assistant Secretary	2011	Managing Director, Assistant Secretary and Co-General Counsel (since 2011) of Nuveen Fund Advisors, LLC; Managing Director, Assistant Secretary and Associate General Counsel (since 2011) of Nuveen Asset Management, LLC; Managing Director and Assistant Secretary (since 2011) of Nuveen Securities, LLC; formerly, Deputy General Counsel, FAF Advisors, Inc. (2004-2010).	198
Joel T. Slager 1978 333 West Wacker Drive Chicago, IL 60606	Vice President and Assistant Secretary	2013	Fund Tax Director for Nuveen Funds (since 2013); previously, Vice President of Morgan Stanley Investment Management, Inc., Assistant Treasurer of the Morgan Stanley Funds (from 2010 to 2013).	198
Jeffery M. Wilson 1956 333 West Wacker Drive Chicago, IL 60606	Vice President	2011	Senior Vice President of Nuveen Securities, LLC (since 2011); formerly, Senior Vice President of FAF Advisors, Inc. (2000-2010).	108

Nuveen Investments	89

Directors and Officers (Unaudited) (continued)

(1)	Directors serve an indefinite term until his/her successor is elected or appointed. The year first elected or appointed represents the year in which the director was first elected or appointed to any fund in the Nuveen Fund Complex.
(2)	“Interested persons” of the Trust, as defined in the 1940 Act, by reason of their positions with Nuveen and certain of its subsidiaries.
(3)	Officers serve one year terms through August of each year. The year first elected or appointed represents the year in which the officer was first elected or appointed to any fund in the Nuveen Fund Complex.

90	Nuveen Investments

Notes

Nuveen Investments	91

Nuveen Investments:
Serving Investors for Generations

Since 1898, financial advisors and their clients have relied on Nuveen Investments to provide dependable investment solutions through continued adherence to proven, long-term investing principles. Today, we offer a range of high quality equity and fixed-income solutions designed to be integral components of a well-diversified core portfolio.

Focused on meeting investor needs.

Nuveen Investments provides high-quality investment services designed to help secure the longterm goals of institutional and individual investors as well as the consultants and financial advisors who serve them. Nuveen Investments markets a wide range of specialized investment solutions which provide investors access to capabilities of its high-quality boutique investment affiliates-Nuveen Asset Management, Symphony Asset Management, NWQ Investment Management Company, Santa Barbara Asset Management, Tradewinds Global Investors, Winslow Capital Management, and Gresham Investment Management. In total, Nuveen Investments managed approximately $225 billion as of December 31, 2015.

Find out how we can help you.

To learn more about how the products and services of Nuveen Investments may be able to help you meet your financial goals, talk to your financial advisor, or call us at (800) 257-8787. Please read the information provided carefully before you invest. Investors should consider the investment objective and policies, risk considerations, charges and expenses of any investment carefully. Where applicable, be sure to obtain a prospectus, which contains this and other relevant information. To obtain a prospectus, please contact your securities representative or Nuveen Investments, 333 W. Wacker Dr., Chicago, IL 60606. Please read the prospectus carefully before you invest or send money.

Learn more about Nuveen Funds at: www.nuveen.com/mf

Distributed by Nuveen Securities, LLC 333 West Wacker Drive Chicago, IL 60606 | www.nuveen.com

MAN-FREGIF-1215D        14104-INV-Y-02/17

ITEM 2. CODE OF ETHICS.

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. There were no amendments to or waivers from the code during the period covered by this report. The registrant has posted the code of ethics on its website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx. (To view the code, click on Code of Conduct.)

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s Board of Directors or Trustees (“Board”) determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its Audit Committee. The registrant’s audit committee financial experts are Carole E. Stone and Jack B. Evans, who are “independent” for purposes of Item 3 of Form N-CSR.

Ms. Stone served for five years as Director of the New York State Division of the Budget. As part of her role as Director, Ms. Stone was actively involved in overseeing the development of the State’s operating, local assistance and capital budgets, its financial plan and related documents; overseeing the development of the State’s bond-related disclosure documents and certifying that they fairly presented the State’s financial position; reviewing audits of various State and local agencies and programs; and coordinating the State’s system of internal audit and control. Prior to serving as Director, Ms. Stone worked as a budget analyst/examiner with increasing levels of responsibility over a 30 year period, including approximately five years as Deputy Budget Director. Ms. Stone has also served as Chair of the New York State Racing Association Oversight Board, as Chair of the Public Authorities Control Board, as a Commissioner on the New York State Commission on Public Authority Reform and as a member of the Boards of Directors of several New York State public authorities. These positions have involved overseeing operations and finances of certain entities and assessing the adequacy of project/entity financing and financial reporting. Currently, Ms. Stone is on the Board of Directors of CBOE Holdings, Inc., of the Chicago Board Options Exchange, and of C2 Options Exchange. Ms. Stone’s position on the boards of these entities and as a member of both CBOE Holdings’ Audit Committee and its Finance Committee has involved, among other things, the oversight of audits, audit plans and preparation of financial statements.

Mr. Evans was formerly President and Chief Operating Officer of SCI Financial Group, Inc., a full service registered broker-dealer and registered investment adviser (“SCI”). As part of his role as President and Chief Operating Officer, Mr. Evans actively supervised the Chief Financial Officer (the “CFO”) and actively supervised the CFO’s preparation of financial statements and other filings with various regulatory authorities. In such capacity, Mr. Evans was actively involved in the preparation of SCI’s financial statements and the resolution of issues raised in connection therewith. Mr. Evans has also served on the audit committee of various reporting companies. At such companies, Mr. Evans was involved in the oversight of audits, audit plans, and the preparation of financial statements. Mr. Evans also formerly chaired the audit committee of the Federal Reserve Bank of Chicago.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The following tables show the amount of fees that PricewaterhouseCoopers LLP, the Funds’ auditor, billed to the Funds’ during the Funds’ last two full fiscal years. The Audit Committee approved in advance all audit services and non-audit services that PricewaterhouseCoopers LLP provided to the Funds, except for those non-audit services that were subject to the pre-approval exception under Rule 2-01 of Regulation S-X (the “pre-approval exception”). The preapproval exception for services provided directly to the Funds waives the pre-approval requirement for services other than audit, review or attest services if: (A) the aggregate amount of all such services provided constitutes no more than 5% of the total amount of revenues paid by the Funds during the fiscal year in which the services are provided; (B) the Funds did not recognize the services as non-audit services at the time of the engagement; and (C) the services are promptly brought to the Audit Committee’s attention, and the Committee (or its delegate) approves the services before the audit is completed.

The Audit Committee has delegated certain pre-approval responsibilities to its Chairman (or, in his absence, any other member of the Audit Committee).

SERVICES THAT THE AUDITOR BILLED TO THE FUND

Fiscal Year Ended December 31, 2015	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	43,109	0	15,563	0
Nuveen Real Estate Securities Fund	62,136	0	3,712	0
Nuveen Real Asset Income Fund	43,198	0	3,295	0

Total	$148,443	$0	$22,570	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

December 31, 2014	Audit Fees Billed to Funds [1]	Audit-Related Fees Billed to Funds [2]	Tax Fees Billed to Funds [3]	All Other Fees Billed to Funds [4]
Fund Name
Nuveen Global Infrastructure Fund	41,412	0	15,056	0
Nuveen Real Estate Securities Fund	57,742	0	1,196	0
Nuveen Real Asset Income Fund	39,831	0	2,196	0

Total	$138,985	$0	$18,448	$0

[1]

“Audit Fees” are the aggregate fees billed for professional services for the audit of the Fund’s annual financial statements and services provided in connection with statutory and regulatory filings or engagements.

[2]

“Audit-Related Fees” are the aggregate fees billed for assurance and related services reasonably related to the performance of the audit or review of financial statements that are not reported under “Audit Fees”. These fees include offerings related to the Fund’s common shares and leverage.

[3]

“Tax Fees” are the aggregate fees billed for professional services for tax advice, tax compliance, and tax planning. These fees include: all global withholding tax services; excise and state tax reviews; capital gain, tax equalization and taxable basis calculations performed by the principal accountant.

[4]

“All Other Fees” are the aggregate fees billed for products and services other than “Audit Fees”, “Audit-Related Fees” and “Tax Fees”. These fees represent all “Agreed-Upon Procedures” engagements pertaining to the Fund’s use of leverage.

	Percentage Approved Pursuant to Pre-approval Exception
	Audit Fees Billed to Funds	Audit-Related Fees Billed to Funds	Tax Fees Billed to Funds	All Other Fees Billed to Funds
Fund Name
Nuveen Global Infrastructure Fund	0%	0%	0%	0%
Nuveen Real Estate Securities Fund	0%	0%	0%	0%
Nuveen Real Asset Income Fund	0%	0%	0%	0%

Fiscal Year Ended December 31, 2015	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2014	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
Nuveen Investment Funds, Inc.	$0	$0	$0

	Percentage Approved Pursuant to Pre-approval Exception
	Audit-Related Fees Billed to Adviser and Affiliated Fund Service Providers	Tax Fees Billed to Adviser and Affiliated Fund Service Providers	All Other Fees Billed to Adviser and Affiliated Fund Service Providers
	0%	0%	0%

Fiscal Year Ended December 31, 2015	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	15,563	0	0	15,563
Nuveen Real Estate Securities Fund	3,712	0	0	3,712
Nuveen Real Asset Income Fund	3,295	0	0	3,295

Total	$22,570	$0	$0	$22,570

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

Less than 50 percent of the hours expended on the principal accountant’s engagement to audit the registrant’s financial statements for the most recent fiscal year were attributed to work performed by persons other than the principal accountant’s full-time, permanent employees.

Fiscal Year Ended December 31, 2014	Total Non-Audit Fees Billed to Trust	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (engagements related directly to the operations and financial reporting of the Trust)	Total Non-Audit Fees billed to Adviser and Affiliated Fund Service Providers (all other engagements)	Total
Fund Name
Nuveen Global Infrastructure Fund	15,056	0	0	15,056
Nuveen Real Estate Securities Fund	1,196	0	0	1,196
Nuveen Real Asset Income Fund	2,196	0	0	2,196

Total	$18,448	$0	$0	$18,448

“Non-Audit Fees billed to Fund” for both fiscal year ends represent “Tax Fees” and “All Other Fees” billed to Fund in their respective amounts from the previous table.

        Audit Committee Pre-Approval Policies and Procedures. Generally, the Audit Committee must approve (i) all non-audit services to be performed for the Funds by the Funds’ independent accountant and (ii) all audit and non-audit services to be performed by the Funds’ independent accountant for the Affiliated Fund Service Providers with respect to the operations and financial reporting of the Funds. Regarding tax and research projects conducted by the independent accountant for the Funds and Affiliated Fund Service Providers (with respect to operations and financial reports of the Trust), such engagements will be (i) pre-approved by the Audit Committee if they are expected to be for amounts greater than $10,000; (ii) reported to the Audit Committee Chairman for his verbal approval prior to engagement if they are expected to be for amounts under $10,000 but greater than $5,000; and (iii) reported to the Audit Committee at the next Audit Committee meeting if they are expected to be for an amount under $5,000.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable to this registrant.

ITEM 6. SCHEDULE OF INVESTMENTS.

a)	See Portfolio of Investments in Item 1.

b)	Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END

MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable to this registrant.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable to this registrant.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s Board of Trustees implemented after the registrant last provided disclosure in response to this Item.

ITEM 11. CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of this report that includes the disclosure required by this paragraph, based on their evaluation of the controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (the “Exchange Act”) (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

File the exhibits listed below as part of this Form.

(a)(1)	Any code of ethics, or amendment thereto, that is the subject of the disclosure required by Item 2, to the extent that the registrant intends to satisfy the Item 2 requirements through filing of an exhibit: Not applicable because the code is posted on registrant’s website at www.nuveen.com/MutualFunds/ShareholderResources/FundGovernance.aspx and there were no amendments during the period covered by this report. (To view the code, click on Code of Conduct.)

(a)(2)	A separate certification for each principal executive officer and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act (17 CFR 270.30a-2(a)) in the exact form set forth below: See EX-99.CERT attached hereto.

(a)(3)	Any written solicitation to purchase securities under Rule 23c-1 under the 1940 Act (17 CFR 270.23c-1) sent or given during the period covered by the report by or on behalf of the registrant to 10 or more persons: Not applicable to this registrant.

(b)	If the report is filed under Section 13(a) or 15(d) of the Exchange Act, provide the certifications required by Rule 30a-2(b) under the 1940 Act (17 CFR 270.30a-2(b)), Rule 13a-14(b) or Rule 15d-14(b) under the Exchange Act (17 CFR 240.13a-14(b) or 240.15d-14(b)), and Section 1350 of Chapter 63 of Title 18 of the United States Code (18 U.S.C. 1350) as an Exhibit. A certification furnished pursuant to this paragraph will not be deemed “filed” for purposes of Section 18 of the Exchange Act (15 U.S.C. 78r), or otherwise subject to the liability of that section. Such certification will not be deemed to be incorporated by reference into any filing under the Securities Act of 1933 or the Exchange Act, except to the extent that the registration specifically incorporates it by reference: See EX-99.906 CERT attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant) Nuveen Investment Funds, Inc.

By (Signature and Title)	/s/ Kevin J. McCarthy
Kevin J. McCarthy
Vice President and Secretary

Date: March 9, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Gifford R. Zimmerman
Gifford R. Zimmerman
Chief Administrative Officer
(principal executive officer)

Date: March 9, 2016

By (Signature and Title)	/s/ Stephen D. Foy
Stephen D. Foy
Vice President and Controller
(principal financial officer)

Date: March 9, 2016